Everlake Life Variable Life Separate Account A Financial Statements as of December 31, 2022 and for the years ended December 31, 2022 and 2021, and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM To the Board of Directors of Everlake Life Insurance Company and the Policyholders of Everlake Life Variable Life Separate Account A Opinion on the Financial Statements and Financial Highlights We have audited the accompanying statements of net assets for each of the sub-accounts of Everlake Life Variable Life Separate Account A (the “Account”), listed in Appendix A, as of December 31, 2022, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Account as of December 31, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America. Basis for Opinion These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion. /s/ DELOITTE & TOUCHE LLP Chicago, Illinois April 19, 2023 We have served as the auditor of Everlake Life Insurance Company (the sponsor Company) since 2001.

Appendix A

Everlake Life Variable Life Separate Account A

Sub-account	Statement of Net Assets	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
American Century VP Balanced	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
American Century VP International	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
BNY Mellon Stock Index Fund, Inc. Initial Shares	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
BNY Mellon VIF Government Money Market Portfolio	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
BNY Mellon VIF Growth & Income Initial Shares	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
DWS Bond VIP Class A	-	-	For the Period January 1, 2021 to October 28, 2021#	Three Years ended December 31, 2020 and for the Period January 1, 2021 to October 28, 2021 #
DWS Capital Growth VIP Class A	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
DWS CROCI® International VIP Class A	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
DWS Global Income Builder VIP Class A II	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
DWS Government Money Market VIP Class A II	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Fidelity® VIP Asset Manager Growth Portfolio Initial Class	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Fidelity® VIP ContrafundSM Portfolio Initial Class	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Fidelity® VIP Equity-Income PortfolioSM Initial Class	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Fidelity® VIP Growth Portfolio Initial Class	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Fidelity® VIP High Income Portfolio Initial Class	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

Franklin Templeton Developing Markets VIP Fund Class 2 December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Franklin Templeton Foreign VIP Fund Class 2 December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Franklin Templeton Growth VIP Fund Class 2 December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Franklin Templeton Mutual Shares VIP Fund Class 2 December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Franklin Templeton Small- Mid Cap Growth VIP Fund Class 2 December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Goldman Sachs VIT International Equity Insights Fund December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Goldman Sachs VIT Small Cap Equity Insights Fund December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Goldman Sachs VIT U.S. Equity Insights Fund December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Goldman Sachs VIT Strategic Growth** - - - - Invesco V.I. American Franchise December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. American Value December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Capital Appreciation Fund - Series I December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Comstock December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Core Equity December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Core Plus Bond December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Discovery Mid Cap Growth Fund - Series I December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Diversified Dividend December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Equally- Weighted S&P 500 Fund - Series I December 31, 2022 For the Period April 29, 2022* to December 31, 2022 For the Period April 29, 2022* to December 31, 2022 For the Period April 29, 2022* to December 31, 2022 Invesco V.I. Equity and Income December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Appendix A (Continued.)

Invesco V.I. EQV International Equity Fund - Series I December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Global Core Equity December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Global Fund - Series I December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Global Strategic Income Fund - Series I December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Government Money Market Fund Series I December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Government Securities December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. High Yield December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Main Street Fund® - Series I December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Main Street Mid Cap Fund - Series I December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Managed Volatility Fund Series I - - For the Period January 1, 2021 to April 30, 2021 # Three Years ended December 31, 2020 and for the Period January 1, 2021 to April 30, 2021 # Invesco V.I. S&P 500 Index Fund December 31, 2022 For the Period January 1, 2022 to April 29, 2022 # For the Year Ended December 31, 2021 and For the Period January 1, 2022 to April 29, 2022 # For Four Years Ended December 31, 2021 and For the Period January 1, 2022 to April 29, 2022 # Invesco V.I. Technology December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Invesco V.I. Value Opportunities - - For the Period January 1, 2021 to April 30, 2021 # Three Years ended December 31, 2020 and for the Period January 1, 2021 to April 30, 2021 # MFS® VIT Growth Series Initial Class December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 MFS® VIT Investors Trust Series Initial Class December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 MFS® VIT New Discovery Series Initial Class December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 MFS® VIT Research Series Initial Class December 31, 2022 December 31, 2022 Two Years Ended December 31, 2022 Five Years Ended December 31, 2022 Appendix A (Continued.)

Appendix A (Continued.)

MFS® VIT Utilities Series Initial Class	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Morgan Stanley VIF Core Plus Fixed Income Class I	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Morgan Stanley VIF Emerging Markets Class I	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Morgan Stanley VIF Global Strategist Portfolio Class I	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Morgan Stanley VIF Growth Class I	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Morgan Stanley VIF U.S. Real Estate Class I	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Morgan Stanley VIS Global Infrastructure Portfolio Class X	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Morgan Stanley VIS Income Plus Portfolio Class X	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Putnam VT Global Health Care Fund Class IB	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Putnam VT Growth Opportunities Fund Class IB	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Putnam VT International Equity Fund Class IB	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Putnam VT Large Cap Value Fund - Class IB	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022
Putnam VT Research Fund Class IB	December 31, 2022	December 31, 2022	Two Years Ended December 31, 2022	Five Years Ended December 31, 2022

* represents the date the sub-account commenced operations.
** sub-account was available but did not have assets at December 31, 2022 and did not have any activity for the year / period ended December 31, 2022
# represents the date the sub-account ceased operations.

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2022

	American Century VP Balanced	American Century VP International	BNY Mellon Stock Index Fund, Inc. Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	BNY Mellon VIF Government Money Market Portfolio	BNY Mellon VIF Growth & Income Initial Shares
ASSETS						
Investments, at fair value	$ 112,750	$ 163,582	$ 1,924,351	$ 274,431	$ 296,518	$ 201,582
Total assets	$ 112,750	$ 163,582	$ 1,924,351	$ 274,431	$ 296,518	$ 201,582
NET ASSETS						
Accumulation units	$ 112,750	$ 163,582	$ 1,924,351	$ 274,431	$ 296,518	$ 201,582
Total net assets	$ 112,750	$ 163,582	$ 1,924,351	$ 274,431	$ 296,518	$ 201,582
FUND SHARE INFORMATION						
Number of shares	16,828	17,165	33,288	6,576	296,518	6,982
Cost of investments	$ 120,614	$ 173,073	$ 1,369,697	$ 234,467	$ 296,518	$ 185,981
ACCUMULATION UNIT VALUE [1]						
Lowest	$ 32.13	$ 24.57	$ 40.17	$ 32.92	$ 12.33	$ 44.53
Highest	$ 32.13	$ 24.57	$ 40.17	$ 32.92	$ 12.33	$ 44.53

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

	American Century VP Balanced	American Century VP International	BNY Mellon Stock Index Fund, Inc. Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	BNY Mellon VIF Government Money Market Portfolio	BNY Mellon VIF Growth & Income Initial Shares
NET INVESTMENT INCOME (LOSS)						
Dividends	$ 1,609	$ 2,501	$ 28,972	$ 1,558	$ 4,598	$ 1,834
Charges from Everlake Life Insurance Company:						
Mortality and expense risk	(1,231)	(1,540)	(19,651)	(2,695)	(3,484)	(2,188)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	378	961	9,321	(1,137)	1,114	(354)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS						
Realized gains (losses) on fund shares:						
Proceeds from sales	20,467	3,039	383,869	9,861	119,536	70,750
Cost of investments sold	21,704	2,850	219,576	6,924	119,536	57,414
Realized gains (losses) on fund shares	(1,237)	189	164,293	2,937	—	13,336
Realized gain distributions	21,563	26,329	188,524	21,332	—	50,502
Net realized gains (losses)	20,326	26,518	352,817	24,269	—	63,838
Change in unrealized gains (losses)	(49,872)	(83,691)	(855,237)	(108,438)	—	(110,630)
Net realized and change in unrealized gains (losses) on investments	(29,546)	(57,173)	(502,420)	(84,169)	—	(46,792)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (29,168)	$ (56,212)	$ (493,099)	$ (85,306)	$ 1,114	$ (47,146)

[1] The high and low accumulation unit value ("AUV") are reported at the same amount where there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2022.

See notes to financial statements.

7

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2022

	DWS Capital Growth VIP Class A	DWS CROCI® International VIP Class A	DWS Global Income Builder VIP Class A II	DWS Government Money Market VIP Class A II	Fidelity® VIP Asset Manager Growth Portfolio Initial Class	Fidelity® VIP ContrafundSM Portfolio Initial Class
ASSETS						
Investments, at fair value	$ 7,227,333	$ 565,815	$ 1,634,222	$ 271,919	$ 90,485	$ 1,148,732
Total assets	$ 7,227,333	$ 565,815	$ 1,634,222	$ 271,919	$ 90,485	$ 1,148,732
NET ASSETS						
Accumulation units	$ 7,227,333	$ 565,815	$ 1,634,222	$ 271,919	$ 90,485	$ 1,148,732
Total net assets	$ 7,227,333	$ 565,815	$ 1,634,222	$ 271,919	$ 90,485	$ 1,148,732
FUND SHARE INFORMATION						
Number of shares	252,881	87,183	80,822	271,919	4,834	30,326
Cost of investments	$ 8,667,836	$ 792,349	$ 1,803,272	$ 271,919	$ 73,617	$ 963,146
ACCUMULATION UNIT VALUE						
Lowest	$ 17.63	$ 3.05	$ 18.37	$ 9.31	$ 27.30	$ 71.00
Highest	$ 17.63	$ 3.05	$ 18.37	$ 9.31	$ 27.30	$ 71.00

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

	DWS Capital Growth VIP Class A	DWS CROCI® International VIP Class A	DWS Global Income Builder VIP Class A II	DWS Government Money Market VIP Class A II	Fidelity® VIP Asset Manager Growth Portfolio Initial Class	Fidelity® VIP ContrafundSM Portfolio Initial Class
NET INVESTMENT INCOME (LOSS)						
Dividends	$ 7,524	$ 18,703	$ 52,094	$ 12,790	$ 1,763	$ 6,580
Charges from Everlake Life Insurance Company:						
Mortality and expense risk	(63,437)	(5,200)	(15,692)	(13,542)	(858)	(12,765)
Policy Administration	(28,194)	(2,311)	(6,974)	(6,019)	—	—
Net investment income (loss)	(84,107)	11,192	29,428	(6,771)	905	(6,185)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS						
Realized gains (losses) on fund shares:						
Proceeds from sales	10,581,078	38,002	98,200	10,724,751	1,622	344,048
Cost of investments sold	10,455,596	51,097	102,159	10,724,751	1,052	240,207
Realized gains (losses) on fund shares	125,482	(13,095)	(3,959)	—	570	103,841
Realized gain distributions	1,325,654	—	151,138	—	6,075	63,875
Net realized gains (losses)	1,451,136	(13,095)	147,179	—	6,645	167,716
Change in unrealized gains (losses)	(4,829,641)	(94,528)	(499,892)	—	(27,028)	(658,263)
Net realized and change in unrealized gains (losses) on investments	(3,378,505)	(107,623)	(352,713)	—	(20,383)	(490,547)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (3,462,612)	$ (96,431)	$ (323,285)	$ (6,771)	$ (19,478)	$ (496,732)

See notes to financial statements.

8

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2022

	Fidelity® VIP Equity-Income PortfolioSM Initial Class	Fidelity® VIP Growth Portfolio Initial Class	Fidelity® VIP High Income Portfolio Initial Class	Franklin Templeton Developing Markets VIP Fund Class 2	Franklin Templeton Foreign VIP Fund Class 2	Franklin Templeton Growth VIP Fund Class 2
ASSETS						
Investments, at fair value	$ 600,944	$ 774,719	$ 159,020	$ 31,421	$ 95,099	$ 17,212
Total assets	$ 600,944	$ 774,719	$ 159,020	$ 31,421	$ 95,099	$ 17,212
NET ASSETS						
Accumulation units	$ 600,944	$ 774,719	$ 159,020	$ 31,421	$ 95,099	$ 17,212
Total net assets	$ 600,944	$ 774,719	$ 159,020	$ 31,421	$ 95,099	$ 17,212
FUND SHARE INFORMATION						
Number of shares	25,507	10,834	36,059	4,212	7,814	1,681
Cost of investments	$ 559,197	$ 682,630	$ 204,304	$ 39,913	$ 104,552	$ 19,800
ACCUMULATION UNIT VALUE						
Lowest	$ 37.36	$ 62.56	$ 19.96	$ 25.34	$ 14.18	$ 18.90
Highest	$ 37.36	$ 62.56	$ 19.96	$ 25.34	$ 14.18	$ 18.90

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

	Fidelity® VIP Equity-Income PortfolioSM Initial Class	Fidelity® VIP Growth Portfolio Initial Class	Fidelity® VIP High Income Portfolio Initial Class	Franklin Templeton Developing Markets VIP Fund Class 2	Franklin Templeton Foreign VIP Fund Class 2	Franklin Templeton Growth VIP Fund Class 2
NET INVESTMENT INCOME (LOSS)						
Dividends	$ 11,561	$ 5,760	$ 8,543	$ 861	$ 3,600	$ 28
Charges from Everlake Life Insurance Company:						
Mortality and expense risk	(5,525)	(8,437)	(1,797)	(288)	(1,014)	(171)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	6,036	(2,677)	6,746	573	2,586	(143)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS						
Realized gains (losses) on fund shares:						
Proceeds from sales	74,371	166,926	50,808	1,007	33,027	7,160
Cost of investments sold	62,931	120,028	61,698	1,069	36,868	7,935
Realized gains (losses) on fund shares	11,440	46,898	(10,890)	(62)	(3,841)	(775)
Realized gain distributions	20,278	69,644	—	2,488	—	—
Net realized gains (losses)	31,718	116,542	(10,890)	2,426	(3,841)	(775)
Change in unrealized gains (losses)	(76,310)	(402,632)	(23,578)	(11,498)	(10,821)	(2,041)
Net realized and change in unrealized gains (losses) on investments	(44,592)	(286,090)	(34,468)	(9,072)	(14,662)	(2,816)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (38,556)	$ (288,767)	$ (27,722)	$ (8,499)	$ (12,076)	$ (2,959)

See notes to financial statements.

9

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2022

	Franklin Templeton Mutual Shares VIP Fund Class 2	Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2	Goldman Sachs VIT International Equity Insights Fund	Goldman Sachs VIT Small Cap Equity Insights Fund	Goldman Sachs VIT U.S. Equity Insights Fund	Invesco V.I. American Franchise
ASSETS						
Investments, at fair value	$ 252,954	$ 184,476	$ 8,217	$ 66,512	$ 48,445	$ 3,571,348
Total assets	$ 252,954	$ 184,476	$ 8,217	$ 66,512	$ 48,445	$ 3,571,348
NET ASSETS						
Accumulation units	$ 252,954	$ 184,476	$ 8,217	$ 66,512	$ 48,445	$ 3,571,348
Total net assets	$ 252,954	$ 184,476	$ 8,217	$ 66,512	$ 48,445	$ 3,571,348
FUND SHARE INFORMATION						
Number of shares	16,686	17,552	1,073	6,395	3,051	83,365
Cost of investments	$ 271,121	$ 278,680	$ 10,164	$ 78,864	$ 46,105	$ 4,218,059
ACCUMULATION UNIT VALUE						
Lowest	$ 29.64	$ 21.55	$ 12.64	$ 35.00	$ 27.84	$ 26.56
Highest	$ 29.64	$ 21.55	$ 12.64	$ 35.00	$ 27.84	$ 34.38

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

	Franklin Templeton Mutual Shares VIP Fund Class 2	Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2	Goldman Sachs VIT International Equity Insights Fund	Goldman Sachs VIT Small Cap Equity Insights Fund	Goldman Sachs VIT U.S. Equity Insights Fund	Invesco V.I. American Franchise
NET INVESTMENT INCOME (LOSS)						
Dividends	$ 5,270	$ —	$ 273	$ 224	$ 430	$ —
Charges from Everlake Life Insurance Company:						
Mortality and expense risk	(2,711)	(1,868)	(75)	(846)	(512)	(39,793)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	2,559	(1,868)	198	(622)	(82)	(39,793)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS						
Realized gains (losses) on fund shares:						
Proceeds from sales	151,636	62,040	153	35,483	32,391	697,031
Cost of investments sold	137,538	61,781	207	41,036	26,846	520,749
Realized gains (losses) on fund shares	14,098	259	(54)	(5,553)	5,545	176,282
Realized gain distributions	31,823	53,277	—	750	274	1,095,954
Net realized gains (losses)	45,921	53,536	(54)	(4,803)	5,819	1,272,236
Change in unrealized gains (losses)	(74,698)	(155,849)	(1,530)	(19,385)	(21,918)	(3,065,359)
Net realized and change in unrealized gains (losses) on investments	(28,777)	(102,313)	(1,584)	(24,188)	(16,099)	(1,793,123)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (26,218)	$ (104,181)	$ (1,386)	$ (24,810)	$ (16,181)	$ (1,832,916)

See notes to financial statements.

10

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2022

	Invesco V.I. American Value	Invesco V.I. Capital Appreciation Fund - Series I	Invesco V.I. Comstock	Invesco V.I. Core Equity	Invesco V.I. Core Plus Bond	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
ASSETS						
Investments, at fair value	$ 649,470	$ 242,533	$ 116,501	$ 2,555,788	$ 808,201	$ 270,474
Total assets	$ 649,470	$ 242,533	$ 116,501	$ 2,555,788	$ 808,201	$ 270,474
NET ASSETS						
Accumulation units	$ 649,470	$ 242,533	$ 116,501	$ 2,555,788	$ 808,201	$ 270,474
Total net assets	$ 649,470	$ 242,533	$ 116,501	$ 2,555,788	$ 808,201	$ 270,474
FUND SHARE INFORMATION						
Number of shares	41,367	6,975	5,728	104,105	145,360	4,873
Cost of investments	$ 718,441	$ 302,250	$ 85,610	$ 2,896,666	$ 1,056,787	$ 335,718
ACCUMULATION UNIT VALUE						
Lowest	$ 10.19	$ 23.05	$ 27.39	$ 29.30	$ 15.66	$ 11.90
Highest	$ 36.71	$ 23.05	$ 27.39	$ 33.80	$ 16.58	$ 15.41

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

	Invesco V.I. American Value	Invesco V.I. Capital Appreciation Fund - Series I	Invesco V.I. Comstock	Invesco V.I. Core Equity	Invesco V.I. Core Plus Bond	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
NET INVESTMENT INCOME (LOSS)						
Dividends	$ 4,894	$ —	$ 1,886	$ 25,903	$ 4,801	$ —
Charges from Everlake Life Insurance Company:						
Mortality and expense risk	(5,719)	(2,512)	(1,255)	(27,466)	(8,194)	(2,925)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(825)	(2,512)	631	(1,563)	(3,393)	(2,925)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS						
Realized gains (losses) on fund shares:						
Proceeds from sales	19,095	15,461	75,493	719,006	122,368	47,524
Cost of investments sold	17,878	10,806	51,203	646,999	155,067	37,047
Realized gains (losses) on fund shares	1,217	4,655	24,290	72,007	(32,699)	10,477
Realized gain distributions	119,381	97,067	3,596	440,208	521	82,267
Net realized gains (losses)	120,598	101,722	27,886	512,215	(32,178)	92,744
Change in unrealized gains (losses)	(143,758)	(213,066)	(27,071)	(1,324,067)	(126,532)	(233,196)
Net realized and change in unrealized gains (losses) on investments	(23,160)	(111,344)	815	(811,852)	(158,710)	(140,452)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (23,985)	$ (113,856)	$ 1,446	$ (813,415)	$ (162,103)	$ (143,377)

See notes to financial statements.

11

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2022

	Invesco V.I. Diversified Dividend	Invesco V.I. Equally-Weighted S&P 500 Fund - Series I*	Invesco V.I. Equity and Income	Invesco V.I. EQV International Equity Fund - Series I*	Invesco V.I. Global Core Equity	Invesco V.I. Global Fund - Series I
ASSETS						
Investments, at fair value	$ 1,450,176	$ 996,301	$ 3,806,719	$ 539,707	$ 457,498	$ 136,987
Total assets	$ 1,450,176	$ 996,301	$ 3,806,719	$ 539,707	$ 457,498	$ 136,987
NET ASSETS						
Accumulation units	$ 1,450,176	$ 996,301	$ 3,806,719	$ 539,707	$ 457,498	$ 136,987
Total net assets	$ 1,450,176	$ 996,301	$ 3,806,719	$ 539,707	$ 457,498	$ 136,987
FUND SHARE INFORMATION						
Number of shares	58,030	39,117	235,856	18,649	57,187	4,405
Cost of investments	$ 1,173,988	$ 1,090,570	$ 3,891,635	$ 512,368	$ 510,593	$ 141,650
ACCUMULATION UNIT VALUE						
Lowest	$ 33.51	$ 9.64	$ 20.91	$ 23.13	$ 14.58	$ 29.01
Highest	$ 33.51	$ 9.64	$ 20.91	$ 28.08	$ 18.20	$ 29.01

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

	Invesco V.I. Diversified Dividend	Invesco V.I. Equally-Weighted S&P 500 Fund - Series I*	Invesco V.I. Equity and Income	Invesco V.I. EQV International Equity Fund - Series I*	Invesco V.I. Global Core Equity	Invesco V.I. Global Fund - Series I
NET INVESTMENT INCOME (LOSS)						
Dividends	$ 27,601	$ 10,284	$ 69,728	$ 10,165	$ 1,716	$ —
Charges from Everlake Life Insurance Company:						
Mortality and expense risk	(13,416)	(6,484)	(39,722)	(5,613)	(4,394)	(1,680)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	14,185	3,800	30,006	4,552	(2,678)	(1,680)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS						
Realized gains (losses) on fund shares:						
Proceeds from sales	230,620	560,766	843,521	109,879	29,744	55,029
Cost of investments sold	146,346	559,877	756,686	93,237	28,016	44,396
Realized gains (losses) on fund shares	84,274	889	86,835	16,642	1,728	10,633
Realized gain distributions	181,075	54,730	532,493	64,842	32,924	26,237
Net realized gains (losses)	265,349	55,619	619,328	81,484	34,652	36,870
Change in unrealized gains (losses)	(316,533)	(94,269)	(1,074,527)	(237,814)	(165,412)	(122,752)
Net realized and change in unrealized gains (losses) on investments	(51,184)	(38,650)	(455,199)	(156,330)	(130,760)	(85,882)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (36,999)	$ (34,850)	$ (425,193)	$ (151,778)	$ (133,438)	$ (87,562)

See notes to financial statements.

12

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2022

	Invesco V.I. Global Strategic Income Fund - Series I	Invesco V.I. Government Money Market Fund Series I	Invesco V.I. Government Securities	Invesco V.I. High Yield	Invesco V.I. Main Street Fund® - Series I	Invesco V.I. Main Street Mid Cap Fund - Series I
ASSETS						
Investments, at fair value	$ 348,017	$ 1,234,840	$ 771,734	$ 359,732	$ 431,056	$ 350,702
Total assets	$ 348,017	$ 1,234,840	$ 771,734	$ 359,732	$ 431,056	$ 350,702
NET ASSETS						
Accumulation units	$ 348,017	$ 1,234,840	$ 771,734	$ 359,732	$ 431,056	$ 350,702
Total net assets	$ 348,017	$ 1,234,840	$ 771,734	$ 359,732	$ 431,056	$ 350,702
FUND SHARE INFORMATION						
Number of shares	88,329	1,234,840	76,561	79,940	26,740	40,874
Cost of investments	$ 432,407	$ 1,234,840	$ 912,827	$ 435,300	$ 556,705	$ 435,383
ACCUMULATION UNIT VALUE						
Lowest	$ 20.31	$ 9.98	$ 16.70	$ 11.72	$ 26.81	$ 37.86
Highest	$ 20.31	$ 12.06	$ 17.55	$ 19.47	$ 26.81	$ 37.86

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

	Invesco V.I. Global Strategic Income Fund - Series I	Invesco V.I. Government Money Market Fund Series I	Invesco V.I. Government Securities	Invesco V.I. High Yield	Invesco V.I. Main Street Fund® - Series I	Invesco V.I. Main Street Mid Cap Fund - Series I
NET INVESTMENT INCOME (LOSS)						
Dividends	$ —	$ 18,127	$ 16,602	$ 17,293	$ 6,884	$ 1,294
Charges from Everlake Life Insurance Company:						
Mortality and expense risk	(3,344)	(11,897)	(7,896)	(3,398)	(4,362)	(3,311)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	(3,344)	6,230	8,706	13,895	2,522	(2,017)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS						
Realized gains (losses) on fund shares:						
Proceeds from sales	72,693	244,166	164,013	33,256	48,878	22,444
Cost of investments sold	84,666	244,166	184,147	37,151	38,484	22,194
Realized gains (losses) on fund shares	(11,973)	—	(20,134)	(3,895)	10,394	250
Realized gain distributions	—	—	—	—	177,442	77,319
Net realized gains (losses)	(11,973)	—	(20,134)	(3,895)	187,836	77,569
Change in unrealized gains (losses)	(37,014)	—	(97,039)	(53,728)	(311,072)	(139,622)
Net realized and change in unrealized gains (losses) on investments	(48,987)	—	(117,173)	(57,623)	(123,236)	(62,053)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (52,331)	$ 6,230	$ (108,467)	$ (43,728)	$ (120,714)	$ (64,070)

See notes to financial statements.

13

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2022

	Invesco V.I. S&P 500 Index Fund*	Invesco V.I. Technology	MFS® VIT Growth Series Initial Class	MFS® VIT Investors Trust Series Initial Class	MFS® VIT New Discovery Series Initial Class	MFS® VIT Research Series Initial Class
ASSETS						
Investments, at fair value	$ —	$ 104,392	$ 945,046	$ 191,712	$ 40,189	$ 21,051
Total assets	$ —	$ 104,392	$ 945,046	$ 191,712	$ 40,189	$ 21,051
NET ASSETS						
Accumulation units	$ —	$ 104,392	$ 945,046	$ 191,712	$ 40,189	$ 21,051
Total net assets	$ —	$ 104,392	$ 945,046	$ 191,712	$ 40,189	$ 21,051
FUND SHARE INFORMATION						
Number of shares	—	8,292	19,680	5,941	3,553	759
Cost of investments	$ —	$ 138,201	$ 860,020	$ 149,257	$ 58,373	$ 17,473
ACCUMULATION UNIT VALUE						
Lowest	$ —	$ 34.83	$ 58.12	$ 30.63	$ 31.74	$ 27.06
Highest	$ —	$ 34.83	$ 58.12	$ 30.63	$ 31.74	$ 27.06

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

	Invesco V.I. S&P 500 Index Fund*	Invesco V.I. Technology	MFS® VIT Growth Series Initial Class	MFS® VIT Investors Trust Series Initial Class	MFS® VIT New Discovery Series Initial Class	MFS® VIT Research Series Initial Class
NET INVESTMENT INCOME (LOSS)						
Dividends	$ 26,415	$ —	$ —	$ 1,372	$ —	$ 109
Charges from Everlake Life Insurance Company:						
Mortality and expense risk	(5,042)	(1,332)	(10,121)	(2,033)	(393)	(258)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	21,373	(1,332)	(10,121)	(661)	(393)	(149)
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS						
Realized gains (losses) on fund shares:						
Proceeds from sales	1,631,560	68,430	94,074	45,338	871	28,389
Cost of investments sold	1,561,765	44,162	66,028	25,940	881	17,582
Realized gains (losses) on fund shares	69,795	24,268	28,046	19,398	(10)	10,807
Realized gain distributions	236,212	48,342	127,458	26,292	13,332	2,840
Net realized gains (losses)	306,007	72,610	155,504	45,690	13,322	13,647
Change in unrealized gains (losses)	(571,239)	(159,260)	(621,193)	(89,819)	(30,626)	(21,255)
Net realized and change in unrealized gains (losses) on investments	(265,232)	(86,650)	(465,689)	(44,129)	(17,304)	(7,608)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (243,859)	$ (87,982)	$ (475,810)	$ (44,790)	$ (17,697)	$ (7,757)

See notes to financial statements.

14

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2022

	MFS® VIT Utilities Series Initial Class	Morgan Stanley VIF Core Plus Fixed Income Class I	Morgan Stanley VIF Emerging Markets Class I	Morgan Stanley VIF Global Strategist Portfolio Class I	Morgan Stanley VIF Growth Class I	Morgan Stanley VIF U.S. Real Estate Class I
ASSETS						
Investments, at fair value	$ 185,367	$ 201,725	$ 69,643	$ 673,186	$ 2,498,266	$ 149,955
Total assets	$ 185,367	$ 201,725	$ 69,643	$ 673,186	$ 2,498,266	$ 149,955
NET ASSETS						
Accumulation units	$ 185,367	$ 201,725	$ 69,643	$ 673,186	$ 2,498,266	$ 149,955
Total net assets	$ 185,367	$ 201,725	$ 69,643	$ 673,186	$ 2,498,266	$ 149,955
FUND SHARE INFORMATION						
Number of shares	5,104	23,873	5,842	88,113	278,203	11,553
Cost of investments	$ 131,734	$ 253,900	$ 78,581	$ 854,279	$ 6,677,570	$ 188,541
ACCUMULATION UNIT VALUE						
Lowest	$ 63.86	$ 18.72	$ 28.27	$ 17.31	$ 27.53	$ 33.57
Highest	$ 63.86	$ 18.72	$ 28.27	$ 17.31	$ 38.43	$ 46.46

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

	MFS® VIT Utilities Series Initial Class	Morgan Stanley VIF Core Plus Fixed Income Class I	Morgan Stanley VIF Emerging Markets Class I	Morgan Stanley VIF Global Strategist Portfolio Class I	Morgan Stanley VIF Growth Class I	Morgan Stanley VIF U.S. Real Estate Class I
NET INVESTMENT INCOME (LOSS)						
Dividends	$ 4,446	$ 9,169	$ 323	$ —	$ —	$ 2,080
Charges from Everlake Life Insurance Company:						
Mortality and expense risk	(1,649)	(2,037)	(711)	(6,502)	(33,524)	(1,530)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	2,797	7,132	(388)	(6,502)	(33,524)	550
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS						
Realized gains (losses) on fund shares:						
Proceeds from sales	3,441	32,855	12,013	32,985	603,348	8,531
Cost of investments sold	2,153	37,932	11,179	38,607	867,514	7,580
Realized gains (losses) on fund shares	1,288	(5,077)	834	(5,622)	(264,166)	951
Realized gain distributions	7,047	4,094	7,801	127,512	1,747,788	36,392
Net realized gains (losses)	8,335	(983)	8,635	121,890	1,483,622	37,343
Change in unrealized gains (losses)	(11,435)	(44,770)	(34,862)	(263,974)	(5,654,910)	(94,590)
Net realized and change in unrealized gains (losses) on investments	(3,100)	(45,753)	(26,227)	(142,084)	(4,171,288)	(57,247)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (303)	$ (38,621)	$ (26,615)	$ (148,586)	$ (4,204,812)	$ (56,697)

See notes to financial statements.

15

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
As of December 31, 2022

	Morgan Stanley VIS Global Infrastructure Portfolio Class X	Morgan Stanley VIS Income Plus Portfolio Class X	Putnam VT Global Health Care Fund Class IB	Putnam VT Growth Opportunities Fund Class IB	Putnam VT International Equity Fund Class IB	Putnam VT Large Cap Value Fund - Class IB
ASSETS						
Investments, at fair value	$ 299,258	$ 1,030,248	$ 30,713	$ 68,003	$ 40,769	$ 198,903
Total assets	$ 299,258	$ 1,030,248	$ 30,713	$ 68,003	$ 40,769	$ 198,903
NET ASSETS						
Accumulation units	$ 299,258	$ 1,030,248	$ 30,713	$ 68,003	$ 40,769	$ 198,903
Total net assets	$ 299,258	$ 1,030,248	$ 30,713	$ 68,003	$ 40,769	$ 198,903
FUND SHARE INFORMATION						
Number of shares	42,751	118,829	1,894	7,181	3,163	7,348
Cost of investments	$ 398,257	$ 1,287,739	$ 26,723	$ 63,975	$ 43,162	$ 151,048
ACCUMULATION UNIT VALUE						
Lowest	$ 37.96	$ 25.78	$ 44.89	$ 41.87	$ 19.03	$ 50.28
Highest	$ 37.96	$ 25.78	$ 44.89	$ 41.87	$ 19.03	$ 50.28

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

	Morgan Stanley VIS Global Infrastructure Portfolio Class X	Morgan Stanley VIS Income Plus Portfolio Class X	Putnam VT Global Health Care Fund Class IB	Putnam VT Growth Opportunities Fund Class IB	Putnam VT International Equity Fund Class IB	Putnam VT Large Cap Value Fund - Class IB
NET INVESTMENT INCOME (LOSS)						
Dividends	$ 9,000	$ 20,102	$ 197	$ —	$ 613	$ 3,170
Charges from Everlake Life Insurance Company:						
Mortality and expense risk	(2,786)	(9,838)	(375)	(667)	(369)	(1,908)
Policy Administration	—	—	—	—	—	—
Net investment income (loss)	6,214	10,264	(178)	(667)	244	1,262
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS						
Realized gains (losses) on fund shares:						
Proceeds from sales	15,077	75,545	19,976	3,135	17,276	41,584
Cost of investments sold	18,892	84,513	17,594	2,132	13,951	30,441
Realized gains (losses) on fund shares	(3,815)	(8,968)	2,382	1,003	3,325	11,143
Realized gain distributions	17,581	19,389	4,465	12,906	4,389	18,364
Net realized gains (losses)	13,766	10,421	6,847	13,909	7,714	29,507
Change in unrealized gains (losses)	(49,470)	(238,904)	(9,901)	(41,917)	(15,486)	(41,517)
Net realized and change in unrealized gains (losses) on investments	(35,704)	(228,483)	(3,054)	(28,008)	(7,772)	(12,010)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (29,490)	$ (218,219)	$ (3,232)	$ (28,675)	$ (7,528)	$ (10,748)

See notes to financial statements.

16

Putnam VT Research Fund Class IB ASSETS Investments, at fair value $ 55,927 Total assets $ 55,927 NET ASSETS Accumulation units $ 55,927 Total net assets $ 55,927 FUND SHARE INFORMATION Number of shares 2,060 Cost of investments $ 35,381 ACCUMULATION UNIT VALUE Lowest $ 38.14 Highest $ 38.14 STATEMENT OF OPERATIONS For the Year Ended December 31, 2022 Putnam VT Research Fund Class IB NET INVESTMENT INCOME (LOSS) Dividends $ 331 Charges from Everlake Life Insurance Company: Mortality and expense risk (532) Policy Administration — Net investment income (loss) (201) NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS Realized gains (losses) on fund shares: Proceeds from sales 1,007 Cost of investments sold 395 Realized gains (losses) on fund shares 612 Realized gain distributions 4,138 Net realized gains (losses) 4,750 Change in unrealized gains (losses) (16,918) Net realized and change in unrealized gains (losses) on investments (12,168) INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS $ (12,369) EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A STATEMENT OF NET ASSETS As of December 31, 2022 See notes to financial statements. 17

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022		
	American Century VP Balanced	American Century VP International	BNY Mellon Stock Index Fund, Inc. Initial Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ 378	$ 961	$ 9,321
Net realized gains (losses)	20,326	26,518	352,817
Change in unrealized gains (losses)	(49,872)	(83,691)	(855,237)
Increase (decrease) in net assets from operations	(29,168)	(56,212)	(493,099)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(18,366)	—	(345,885)
Policy maintenance charge	(1,488)	(1,499)	(15,944)
Transfers among the sub-accounts and with the Fixed Account - net	618	—	(2,211)
Increase (decrease) in net assets from policy transactions	(19,236)	(1,499)	(364,040)
INCREASE (DECREASE) IN NET ASSETS	(48,404)	(57,711)	(857,139)
NET ASSETS AT BEGINNING OF PERIOD	161,154	221,293	2,781,490
NET ASSETS AT END OF PERIOD	$ 112,750	$ 163,582	$ 1,924,351
Accumulation Units outstanding at beginning of period	4,112	6,717	56,048
Units issued	—	—	4
Units redeemed	(603)	(59)	(8,151)
Accumulation Units outstanding at end of period	3,509	6,658	47,901

	2022		
	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	BNY Mellon VIF Government Money Market Portfolio	BNY Mellon VIF Growth & Income Initial Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ (1,137)	$ 1,114	$ (354)
Net realized gains (losses)	24,269	—	63,838
Change in unrealized gains (losses)	(108,438)	—	(110,630)
Increase (decrease) in net assets from operations	(85,306)	1,114	(47,146)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(2,811)	(108,343)	(67,680)
Policy maintenance charge	(2,701)	(3,540)	(1,977)
Transfers among the sub-accounts and with the Fixed Account - net	(914)	(3,331)	1,351
Increase (decrease) in net assets from policy transactions	(6,426)	(115,214)	(68,306)
INCREASE (DECREASE) IN NET ASSETS	(91,732)	(114,100)	(115,452)
NET ASSETS AT BEGINNING OF PERIOD	366,163	410,618	317,034
NET ASSETS AT END OF PERIOD	$ 274,431	$ 296,518	$ 201,582
Accumulation Units outstanding at beginning of period	8,501	33,418	6,010
Units issued	21	68	6
Units redeemed	(187)	(9,441)	(1,489)
Accumulation Units outstanding at end of period	8,335	24,045	4,527

* See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2022.

See notes to financial statements.

18

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022		
	DWS Capital Growth VIP Class A	DWS CROCI® International VIP Class A	DWS Global Income Builder VIP Class A II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ (84,107)	$ 11,192	$ 29,428
Net realized gains (losses)	1,451,136	(13,095)	147,179
Change in unrealized gains (losses)	(4,829,641)	(94,528)	(499,892)
Increase (decrease) in net assets from operations	(3,462,612)	(96,431)	(323,285)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(105,898)	(13,977)	(58,798)
Policy maintenance charge	(44,951)	(15,664)	(19,173)
Transfers among the sub-accounts and with the Fixed Account - net	232,023	2,217	5,247
Increase (decrease) in net assets from policy transactions	81,174	(27,424)	(72,724)
INCREASE (DECREASE) IN NET ASSETS	(3,381,438)	(123,855)	(396,009)
NET ASSETS AT BEGINNING OF PERIOD	10,608,771	689,670	2,030,231
NET ASSETS AT END OF PERIOD	$ 7,227,333	$ 565,815	$ 1,634,222
Accumulation Units outstanding at beginning of period	411,319	193,813	92,749
Units issued	502,825	1,028	153
Units redeemed	(504,283)	(9,286)	(3,941)
Accumulation Units outstanding at end of period	409,861	185,555	88,961

	2022		
	DWS Government Money Market VIP Class A II	Fidelity® VIP Asset Manager Growth Portfolio Initial Class	Fidelity® VIP ContrafundSM Portfolio Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ (6,771)	$ 905	$ (6,185)
Net realized gains (losses)	—	6,645	167,716
Change in unrealized gains (losses)	—	(27,028)	(658,263)
Increase (decrease) in net assets from operations	(6,771)	(19,478)	(496,732)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(118,037)	—	(326,839)
Policy maintenance charge	(11,801)	(762)	(10,999)
Transfers among the sub-accounts and with the Fixed Account - net	(234,780)	(1)	17,658
Increase (decrease) in net assets from policy transactions	(364,618)	(763)	(320,180)
INCREASE (DECREASE) IN NET ASSETS	(371,389)	(20,241)	(816,912)
NET ASSETS AT BEGINNING OF PERIOD	643,308	110,726	1,965,644
NET ASSETS AT END OF PERIOD	$ 271,919	$ 90,485	$ 1,148,732
Accumulation Units outstanding at beginning of period	69,106	3,341	20,219
Units issued	1,114,459	—	139
Units redeemed	(1,154,356)	(27)	(4,178)
Accumulation Units outstanding at end of period	29,209	3,314	16,180

See notes to financial statements.

19

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022		
	Fidelity® VIP Equity-Income PortfolioSM Initial Class	Fidelity® VIP Growth Portfolio Initial Class	Fidelity® VIP High Income Portfolio Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ 6,036	$ (2,677)	$ 6,746
Net realized gains (losses)	31,718	116,542	(10,890)
Change in unrealized gains (losses)	(76,310)	(402,632)	(23,578)
Increase (decrease) in net assets from operations	(38,556)	(288,767)	(27,722)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(53,234)	(149,257)	(48,004)
Policy maintenance charge	(6,075)	(7,638)	(1,787)
Transfers among the sub-accounts and with the Fixed Account - net	(9,176)	4,496	981
Increase (decrease) in net assets from policy transactions	(68,485)	(152,399)	(48,810)
INCREASE (DECREASE) IN NET ASSETS	(107,041)	(441,166)	(76,532)
NET ASSETS AT BEGINNING OF PERIOD	707,985	1,215,885	235,552
NET ASSETS AT END OF PERIOD	$ 600,944	$ 774,719	$ 159,020
Accumulation Units outstanding at beginning of period	17,852	14,551	10,363
Units issued	10	88	10
Units redeemed	(1,774)	(2,255)	(2,407)
Accumulation Units outstanding at end of period	16,088	12,384	7,966

	2022		
	Franklin Templeton Developing Markets VIP Fund Class 2	Franklin Templeton Foreign VIP Fund Class 2	Franklin Templeton Growth VIP Fund Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ 573	$ 2,586	$ (143)
Net realized gains (losses)	2,426	(3,841)	(775)
Change in unrealized gains (losses)	(11,498)	(10,821)	(2,041)
Increase (decrease) in net assets from operations	(8,499)	(12,076)	(2,959)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(29,438)	(5,777)
Policy maintenance charge	(287)	(934)	(216)
Transfers among the sub-accounts and with the Fixed Account - net	2,280	756	(575)
Increase (decrease) in net assets from policy transactions	1,993	(29,616)	(6,568)
INCREASE (DECREASE) IN NET ASSETS	(6,506)	(41,692)	(9,527)
NET ASSETS AT BEGINNING OF PERIOD	37,927	136,791	26,739
NET ASSETS AT END OF PERIOD	$ 31,421	$ 95,099	$ 17,212
Accumulation Units outstanding at beginning of period	1,157	8,836	1,241
Units issued	107	170	22
Units redeemed	(24)	(2,298)	(352)
Accumulation Units outstanding at end of period	1,240	6,708	911

See notes to financial statements.

20

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022		
	Franklin Templeton Mutual Shares VIP Fund Class 2	Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2	Goldman Sachs VIT International Equity Insights Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ 2,559	$ (1,868)	$ 198
Net realized gains (losses)	45,921	53,536	(54)
Change in unrealized gains (losses)	(74,698)	(155,849)	(1,530)
Increase (decrease) in net assets from operations	(26,218)	(104,181)	(1,386)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(137,860)	(73,238)	—
Policy maintenance charge	(2,407)	(1,496)	(78)
Transfers among the sub-accounts and with the Fixed Account - net	(7,928)	24,690	—
Increase (decrease) in net assets from policy transactions	(148,195)	(50,044)	(78)
INCREASE (DECREASE) IN NET ASSETS	(174,413)	(154,225)	(1,464)
NET ASSETS AT BEGINNING OF PERIOD	427,367	338,701	9,681
NET ASSETS AT END OF PERIOD	$ 252,954	$ 184,476	$ 8,217
Accumulation Units outstanding at beginning of period	13,227	10,328	656
Units issued	24	404	—
Units redeemed	(4,717)	(2,172)	(6)
Accumulation Units outstanding at end of period	8,534	8,560	650

	2022		
	Goldman Sachs VIT Small Cap Equity Insights Fund	Goldman Sachs VIT U.S. Equity Insights Fund	Invesco V.I. American Franchise
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ (622)	$ (82)	$ (39,793)
Net realized gains (losses)	(4,803)	5,819	1,272,236
Change in unrealized gains (losses)	(19,385)	(21,918)	(3,065,359)
Increase (decrease) in net assets from operations	(24,810)	(16,181)	(1,832,916)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(34,728)	(32,474)	(660,209)
Policy maintenance charge	(829)	(366)	(37,912)
Transfers among the sub-accounts and with the Fixed Account - net	1,157	961	70,757
Increase (decrease) in net assets from policy transactions	(34,400)	(31,879)	(627,364)
INCREASE (DECREASE) IN NET ASSETS	(59,210)	(48,060)	(2,460,280)
NET ASSETS AT BEGINNING OF PERIOD	125,722	96,505	6,031,628
NET ASSETS AT END OF PERIOD	$ 66,512	$ 48,445	$ 3,571,348
Accumulation Units outstanding at beginning of period	2,870	2,757	152,325
Units issued	6	—	950
Units redeemed	(975)	(1,017)	(21,515)
Accumulation Units outstanding at end of period	1,901	1,740	131,760

See notes to financial statements.

21

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022		
	Invesco V.I. American Value	Invesco V.I. Capital Appreciation Fund - Series I	Invesco V.I. Comstock
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ (825)	$ (2,512)	$ 631
Net realized gains (losses)	120,598	101,722	27,886
Change in unrealized gains (losses)	(143,758)	(213,066)	(27,071)
Increase (decrease) in net assets from operations	(23,985)	(113,856)	1,446
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(10,723)	(73,708)
Policy maintenance charge	(5,905)	(2,832)	(1,212)
Transfers among the sub-accounts and with the Fixed Account - net	(6,305)	2,238	808
Increase (decrease) in net assets from policy transactions	(12,210)	(11,317)	(74,112)
INCREASE (DECREASE) IN NET ASSETS	(36,195)	(125,173)	(72,666)
NET ASSETS AT BEGINNING OF PERIOD	685,665	367,706	189,167
NET ASSETS AT END OF PERIOD	$ 649,470	$ 242,533	$ 116,501
Accumulation Units outstanding at beginning of period	52,525	10,945	6,921
Units issued	34	61	5
Units redeemed	(685)	(483)	(2,673)
Accumulation Units outstanding at end of period	51,874	10,523	4,253

	2022		
	Invesco V.I. Core Equity	Invesco V.I. Core Plus Bond	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ (1,563)	$ (3,393)	$ (2,925)
Net realized gains (losses)	512,215	(32,178)	92,744
Change in unrealized gains (losses)	(1,324,067)	(126,532)	(233,196)
Increase (decrease) in net assets from operations	(813,415)	(162,103)	(143,377)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(683,978)	(102,016)	(42,434)
Policy maintenance charge	(23,950)	(7,674)	(3,023)
Transfers among the sub-accounts and with the Fixed Account - net	19,883	1,683	858
Increase (decrease) in net assets from policy transactions	(688,045)	(108,007)	(44,599)
INCREASE (DECREASE) IN NET ASSETS	(1,501,460)	(270,110)	(187,976)
NET ASSETS AT BEGINNING OF PERIOD	4,057,248	1,078,311	458,450
NET ASSETS AT END OF PERIOD	$ 2,555,788	$ 808,201	$ 270,474
Accumulation Units outstanding at beginning of period	97,817	55,559	24,582
Units issued	101	338	—
Units redeemed	(20,011)	(6,773)	(2,836)
Accumulation Units outstanding at end of period	77,907	49,124	21,746

See notes to financial statements.

22

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022		
	Invesco V.I. Diversified Dividend	Invesco V.I. Equally-Weighted S&P 500 Fund - Series I*	Invesco V.I. Equity and Income
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ 14,185	$ 3,800	$ 30,006
Net realized gains (losses)	265,349	55,619	619,328
Change in unrealized gains (losses)	(316,533)	(94,269)	(1,074,527)
Increase (decrease) in net assets from operations	(36,999)	(34,850)	(425,193)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(170,631)	(2)	(772,956)
Policy maintenance charge	(13,285)	(6,017)	(34,953)
Transfers among the sub-accounts and with the Fixed Account - net	47,183	1,037,170	26,579
Increase (decrease) in net assets from policy transactions	(136,733)	1,031,151	(781,330)
INCREASE (DECREASE) IN NET ASSETS	(173,732)	996,301	(1,206,523)
NET ASSETS AT BEGINNING OF PERIOD	1,623,908	—	5,013,242
NET ASSETS AT END OF PERIOD	$ 1,450,176	$ 996,301	$ 3,806,719
Accumulation Units outstanding at beginning of period	47,217	—	219,800
Units issued	2,363	158,641	1,087
Units redeemed	(6,307)	(55,341)	(38,804)
Accumulation Units outstanding at end of period	43,273	103,300	182,083

	2022		
	Invesco V.I. EQV International Equity Fund - Series I*	Invesco V.I. Global Core Equity	Invesco V.I. Global Fund - Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ 4,552	$ (2,678)	$ (1,680)
Net realized gains (losses)	81,484	34,652	36,870
Change in unrealized gains (losses)	(237,814)	(165,412)	(122,752)
Increase (decrease) in net assets from operations	(151,778)	(133,438)	(87,562)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(96,256)	(16,994)	(54,262)
Policy maintenance charge	(5,713)	(4,426)	(1,495)
Transfers among the sub-accounts and with the Fixed Account - net	(206)	15,403	7,265
Increase (decrease) in net assets from policy transactions	(102,175)	(6,017)	(48,492)
INCREASE (DECREASE) IN NET ASSETS	(253,953)	(139,455)	(136,054)
NET ASSETS AT BEGINNING OF PERIOD	793,660	596,953	273,041
NET ASSETS AT END OF PERIOD	$ 539,707	$ 457,498	$ 136,987
Accumulation Units outstanding at beginning of period	25,246	31,509	6,364
Units issued	78	1,269	149
Units redeemed	(4,255)	(1,590)	(1,791)
Accumulation Units outstanding at end of period	21,069	31,188	4,722

See notes to financial statements.

23

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022		
	Invesco V.I. Global Strategic Income Fund - Series I	Invesco V.I. Government Money Market Fund Series I	Invesco V.I. Government Securities
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ (3,344)	$ 6,230	$ 8,706
Net realized gains (losses)	(11,973)	—	(20,134)
Change in unrealized gains (losses)	(37,014)	—	(97,039)
Increase (decrease) in net assets from operations	(52,331)	6,230	(108,467)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(62,434)	(195,931)	(148,596)
Policy maintenance charge	(3,355)	(11,846)	(7,914)
Transfers among the sub-accounts and with the Fixed Account - net	(2,263)	(7,061)	1,027
Increase (decrease) in net assets from policy transactions	(68,052)	(214,838)	(155,483)
INCREASE (DECREASE) IN NET ASSETS	(120,383)	(208,608)	(263,950)
NET ASSETS AT BEGINNING OF PERIOD	468,400	1,443,448	1,035,684
NET ASSETS AT END OF PERIOD	$ 348,017	$ 1,234,840	$ 771,734
Accumulation Units outstanding at beginning of period	20,234	131,647	52,820
Units issued	63	1,746	37
Units redeemed	(3,164)	(20,621)	(8,589)
Accumulation Units outstanding at end of period	17,133	112,772	44,268

	2022		
	Invesco V.I. High Yield	Invesco V.I. Main Street Fund® - Series I	Invesco V.I. Main Street Mid Cap Fund - Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ 13,895	$ 2,522	$ (2,017)
Net realized gains (losses)	(3,895)	187,836	77,569
Change in unrealized gains (losses)	(53,728)	(311,072)	(139,622)
Increase (decrease) in net assets from operations	(43,728)	(120,714)	(64,070)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(25,741)	(42,301)	—
Policy maintenance charge	(3,245)	(4,460)	(3,861)
Transfers among the sub-accounts and with the Fixed Account - net	(828)	3,887	(15,271)
Increase (decrease) in net assets from policy transactions	(29,814)	(42,874)	(19,132)
INCREASE (DECREASE) IN NET ASSETS	(73,542)	(163,588)	(83,202)
NET ASSETS AT BEGINNING OF PERIOD	433,274	594,644	433,904
NET ASSETS AT END OF PERIOD	$ 359,732	$ 431,056	$ 350,702
Accumulation Units outstanding at beginning of period	25,278	17,554	9,738
Units issued	4	57	—
Units redeemed	(1,575)	(1,535)	(475)
Accumulation Units outstanding at end of period	23,707	16,076	9,263

See notes to financial statements.

24

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022		
	Invesco V.I. S&P 500 Index Fund*	Invesco V.I. Technology	MFS® VIT Growth Series Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ 21,373	$ (1,332)	$ (10,121)
Net realized gains (losses)	306,007	72,610	155,504
Change in unrealized gains (losses)	(571,239)	(159,260)	(621,193)
Increase (decrease) in net assets from operations	(243,859)	(87,982)	(475,810)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(622,065)	(68,020)	(71,116)
Policy maintenance charge	(5,047)	(1,372)	(9,656)
Transfers among the sub-accounts and with the Fixed Account - net	(998,339)	8,722	(668)
Increase (decrease) in net assets from policy transactions	(1,625,451)	(60,670)	(81,440)
INCREASE (DECREASE) IN NET ASSETS	(1,869,310)	(148,652)	(557,250)
NET ASSETS AT BEGINNING OF PERIOD	1,869,310	253,044	1,502,296
NET ASSETS AT END OF PERIOD	$ —	$ 104,392	$ 945,046
Accumulation Units outstanding at beginning of period	45,798	4,323	17,512
Units issued	28	150	38
Units redeemed	(45,826)	(1,476)	(1,291)
Accumulation Units outstanding at end of period	—	2,997	16,259

	2022		
	MFS® VIT Investors Trust Series Initial Class	MFS® VIT New Discovery Series Initial Class	MFS® VIT Research Series Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ (661)	$ (393)	$ (149)
Net realized gains (losses)	45,690	13,322	13,647
Change in unrealized gains (losses)	(89,819)	(30,626)	(21,255)
Increase (decrease) in net assets from operations	(44,790)	(17,697)	(7,757)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(39,148)	—	(29,635)
Policy Maintenance Charge	(1,841)	(478)	(227)
Transfers among the sub-accounts and with the Fixed Account - net	(2,102)	—	1,741
Increase (decrease) in net assets from policy transactions	(43,091)	(478)	(28,121)
INCREASE (DECREASE) IN NET ASSETS	(87,881)	(18,175)	(35,878)
NET ASSETS AT BEGINNING OF PERIOD	279,593	58,364	56,929
NET ASSETS AT END OF PERIOD	$ 191,712	$ 40,189	$ 21,051
Accumulation Units outstanding at beginning of period	7,554	1,280	1,726
Units Issued	7	—	—
Units Redeemed	(1,302)	(14)	(949)
Accumulation Units outstanding at end of period	6,259	1,266	777

See notes to financial statements.

25

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022		
	MFS® VIT Utilities Series Initial Class	Morgan Stanley VIF Core Plus Fixed Income Class I	Morgan Stanley VIF Emerging Markets Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ 2,797	$ 7,132	$ (388)
Net realized gains (losses)	8,335	(983)	8,635
Change in unrealized gains (losses)	(11,435)	(44,770)	(34,862)
Increase (decrease) in net assets from operations	(303)	(38,621)	(26,615)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(29,727)	(7,791)
Policy maintenance charge	(1,792)	(2,001)	(820)
Transfers among the sub-accounts and with the Fixed Account - net	—	1,394	(1,568)
Increase (decrease) in net assets from policy transactions	(1,792)	(30,334)	(10,179)
INCREASE (DECREASE) IN NET ASSETS	(2,095)	(68,955)	(36,794)
NET ASSETS AT BEGINNING OF PERIOD	187,462	270,680	106,437
NET ASSETS AT END OF PERIOD	$ 185,367	$ 201,725	$ 69,643
Accumulation Units outstanding at beginning of period	2,931	12,277	2,796
Units issued	—	25	33
Units redeemed	(29)	(1,526)	(365)
Accumulation Units outstanding at end of period	2,902	10,776	2,464

	2022		
	Morgan Stanley VIF Global Strategist Portfolio Class I	Morgan Stanley VIF Growth Class I	Morgan Stanley VIF U.S. Real Estate Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ (6,502)	$ (33,524)	$ 550
Net realized gains (losses)	121,890	1,483,622	37,343
Change in unrealized gains (losses)	(263,974)	(5,654,910)	(94,590)
Increase (decrease) in net assets from operations	(148,586)	(4,204,812)	(56,697)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(563,151)	—
Policy maintenance charge	(6,748)	(34,658)	(1,666)
Transfers among the sub-accounts and with the Fixed Account - net	(17,566)	99,711	(154)
Increase (decrease) in net assets from policy transactions	(24,314)	(498,098)	(1,820)
INCREASE (DECREASE) IN NET ASSETS	(172,900)	(4,702,910)	(58,517)
NET ASSETS AT BEGINNING OF PERIOD	846,086	7,201,176	208,472
NET ASSETS AT END OF PERIOD	$ 673,186	$ 2,498,266	$ 149,955
Accumulation Units outstanding at beginning of period	40,230	75,007	3,967
Units issued	123	1,159	142
Units redeemed	(1,467)	(10,277)	(161)
Accumulation Units outstanding at end of period	38,886	65,889	3,948

See notes to financial statements.

26

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2022		
	Morgan Stanley VIS Global Infrastructure Portfolio Class X	Morgan Stanley VIS Income Plus Portfolio Class X	Putnam VT Global Health Care Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ 6,214	$ 10,264	$ (178)
Net realized gains (losses)	13,766	10,421	6,847
Change in unrealized gains (losses)	(49,470)	(238,904)	(9,901)
Increase (decrease) in net assets from operations	(29,490)	(218,219)	(3,232)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(6,823)	(28,054)	(20,301)
Policy maintenance charge	(2,923)	(8,784)	(307)
Transfers among the sub-accounts and with the Fixed Account - net	(2,543)	(221)	1,079
Increase (decrease) in net assets from policy transactions	(12,289)	(37,059)	(19,529)
INCREASE (DECREASE) IN NET ASSETS	(41,779)	(255,278)	(22,761)
NET ASSETS AT BEGINNING OF PERIOD	341,037	1,285,526	53,474
NET ASSETS AT END OF PERIOD	$ 299,258	$ 1,030,248	$ 30,713
Accumulation Units outstanding at beginning of period	8,189	41,280	1,125
Units issued	—	993	2
Units redeemed	(306)	(2,310)	(443)
Accumulation Units outstanding at end of period	7,883	39,963	684

	2022		
	Putnam VT Growth Opportunities Fund Class IB	Putnam VT International Equity Fund Class IB	Putnam VT Large Cap Value Fund - Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net investment income (loss)	$ (667)	$ 244	$ 1,262
Net realized gains (losses)	13,909	7,714	29,507
Change in unrealized gains (losses)	(41,917)	(15,486)	(41,517)
Increase (decrease) in net assets from operations	(28,675)	(7,528)	(10,748)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(17,107)	(32,058)
Policy maintenance charge	(608)	(202)	(1,719)
Transfers among the sub-accounts and with the Fixed Account - net	7,997	1,779	(5,898)
Increase (decrease) in net assets from policy transactions	7,389	(15,530)	(39,675)
INCREASE (DECREASE) IN NET ASSETS	(21,286)	(23,058)	(50,423)
NET ASSETS AT BEGINNING OF PERIOD	89,289	63,827	249,326
NET ASSETS AT END OF PERIOD	$ 68,003	$ 40,769	$ 198,903
Accumulation Units outstanding at beginning of period	1,469	2,833	4,761
Units issued	206	66	—
Units redeemed	(51)	(757)	(805)
Accumulation Units outstanding at end of period	1,624	2,142	3,956

See notes to financial statements.

27

2022 Putnam VT Research Fund Class IB INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS Net investment income (loss) $ (201) Net realized gains (losses) 4,750 Change in unrealized gains (losses) (16,918) Increase (decrease) in net assets from operations (12,369) INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS Deposits — Transfers for policy benefits and terminations — Policy maintenance charge (474) Transfers among the sub-accounts and with the Fixed Account - net — Increase (decrease) in net assets from policy transactions (474) INCREASE (DECREASE) IN NET ASSETS (12,843) NET ASSETS AT BEGINNING OF PERIOD 68,770 NET ASSETS AT END OF PERIOD $ 55,927 Accumulation Units outstanding at beginning of period 1,478 Units issued — Units redeemed (12) Accumulation Units outstanding at end of period 1,466 EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A STATEMENT OF CHANGES IN NET ASSETS For the Year Ended December 31, See notes to financial statements. 28

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021		
	American Century VP Balanced	American Century VP International	BNY Mellon Stock Index Fund, Inc. Initial Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ (272)	$ (1,690)	$ 6,170
Net realized gains (losses)	7,623	21,283	207,809
Change in unrealized gains (losses)	13,463	(2,215)	398,623
Increase (decrease) in net assets from operations	20,814	17,378	612,602
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(20,850)	(65,928)
Policy Maintenance Charge	(1,650)	(1,966)	(19,178)
Transfers among the sub-accounts and with the Fixed Account - net	—	(20,953)	(91,633)
Increase (decrease) in net assets from policy transactions	(1,650)	(43,769)	(176,739)
INCREASE (DECREASE) IN NET ASSETS	19,164	(26,391)	435,863
NET ASSETS AT BEGINNING OF PERIOD	141,990	247,684	2,345,627
NET ASSETS AT END OF PERIOD	$ 161,154	$ 221,293	$ 2,781,490
Accumulation Units outstanding at beginning of period	4,157	8,102	60,151
Units Issued	—	—	6
Units Redeemed	(45)	(1,385)	(4,109)
Accumulation Units outstanding at end of period	4,112	6,717	56,048

	2021		
	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	BNY Mellon VIF Government Money Market Portfolio	BNY Mellon VIF Growth & Income Initial Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ (482)	$ (4,271)	$ (1,255)
Net realized gains (losses)	29,979	—	24,299
Change in unrealized gains (losses)	48,285	—	40,669
Increase (decrease) in net assets from operations	77,782	(4,271)	63,713
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(1,803)	(6,089)
Policy Maintenance Charge	(2,945)	(4,345)	(2,539)
Transfers among the sub-accounts and with the Fixed Account - net	(69,025)	(67,150)	(2,616)
Increase (decrease) in net assets from policy transactions	(71,970)	(73,298)	(11,244)
INCREASE (DECREASE) IN NET ASSETS	5,812	(77,569)	52,469
NET ASSETS AT BEGINNING OF PERIOD	360,351	488,187	264,565
NET ASSETS AT END OF PERIOD	$ 366,163	$ 410,618	$ 317,034
Accumulation Units outstanding at beginning of period	10,530	39,379	6,244
Units Issued	—	281	—
Units Redeemed	(2,029)	(6,242)	(234)
Accumulation Units outstanding at end of period	8,501	33,418	6,010

See notes to financial statements.

29

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021		
	DWS Bond VIP Class A	DWS Capital Growth VIP Class A	DWS CROCI® International VIP Class A
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 3,614	$ (107,102)	$ 7,741
Net realized gains (losses)	(5,547)	1,068,297	(12,587)
Change in unrealized gains (losses)	(2,259)	940,054	56,870
Increase (decrease) in net assets from operations	(4,192)	1,901,249	52,024
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(21,875)	(8,813)
Policy Maintenance Charge	(2,645)	(55,746)	(12,863)
Transfers among the sub-accounts and with the Fixed Account - net	(341,219)	(420,375)	(21,803)
Increase (decrease) in net assets from policy transactions	(343,864)	(497,996)	(43,479)
INCREASE (DECREASE) IN NET ASSETS	(348,056)	1,403,253	8,545
NET ASSETS AT BEGINNING OF PERIOD	348,056	9,205,518	681,125
NET ASSETS AT END OF PERIOD	$ —	$ 10,608,771	$ 689,670
Accumulation Units outstanding at beginning of period	91,127	432,551	206,393
Units Issued	—	70,438	—
Units Redeemed	(91,127)	(91,670)	(12,580)
Accumulation Units outstanding at end of period	—	411,319	193,813

	2021		
	DWS Global Income Builder VIP Class A II	DWS Government Money Market VIP Class A II	Fidelity® VIP Asset Manager Growth Portfolio Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 20,306	$ (4,429)	$ 569
Net realized gains (losses)	65,827	—	2,318
Change in unrealized gains (losses)	96,821	—	9,862
Increase (decrease) in net assets from operations	182,954	(4,429)	12,749
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(77,254)	(31)	—
Policy Maintenance Charge	(16,662)	(7,389)	(846)
Transfers among the sub-accounts and with the Fixed Account - net	(155,810)	467,538	1
Increase (decrease) in net assets from policy transactions	(249,726)	460,118	(845)
INCREASE (DECREASE) IN NET ASSETS	(66,772)	455,689	11,904
NET ASSETS AT BEGINNING OF PERIOD	2,097,003	187,619	98,822
NET ASSETS AT END OF PERIOD	$ 2,030,231	$ 643,308	$ 110,726
Accumulation Units outstanding at beginning of period	104,922	19,896	3,368
Units Issued	410	223,741	—
Units Redeemed	(12,583)	(174,531)	(27)
Accumulation Units outstanding at end of period	92,749	69,106	3,341

See notes to financial statements.

30

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021		
	Fidelity® VIP ContrafundSM Portfolio Initial Class	Fidelity® VIP Equity-Income PortfolioSM Initial Class	Fidelity® VIP Growth Portfolio Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ (15,307)	$ 6,680	$ (10,155)
Net realized gains (losses)	339,714	85,879	275,865
Change in unrealized gains (losses)	107,706	48,924	(41,901)
Increase (decrease) in net assets from operations	432,113	141,483	223,809
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(71,044)	(12,504)	—
Policy Maintenance Charge	(15,061)	(6,421)	(9,572)
Transfers among the sub-accounts and with the Fixed Account - net	(142,976)	(34,039)	(57,090)
Increase (decrease) in net assets from policy transactions	(229,081)	(52,964)	(66,662)
INCREASE (DECREASE) IN NET ASSETS	203,032	88,519	157,147
NET ASSETS AT BEGINNING OF PERIOD	1,762,612	619,466	1,058,738
NET ASSETS AT END OF PERIOD	$ 1,965,644	$ 707,985	$ 1,215,885
Accumulation Units outstanding at beginning of period	22,970	19,334	15,472
Units Issued	60	27	57
Units Redeemed	(2,811)	(1,509)	(978)
Accumulation Units outstanding at end of period	20,219	17,852	14,551

	2021		
	Fidelity® VIP High Income Portfolio Initial Class	Franklin Templeton Developing Markets VIP Fund Class 2	Franklin Templeton Foreign VIP Fund Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 11,893	$ (14)	$ 1,331
Net realized gains (losses)	(4,012)	1,519	182
Change in unrealized gains (losses)	1,444	(4,083)	2,839
Increase (decrease) in net assets from operations	9,325	(2,578)	4,352
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy Maintenance Charge	(2,474)	(335)	(1,223)
Transfers among the sub-accounts and with the Fixed Account - net	(38,096)	3,323	(155)
Increase (decrease) in net assets from policy transactions	(40,570)	2,988	(1,378)
INCREASE (DECREASE) IN NET ASSETS	(31,245)	410	2,974
NET ASSETS AT BEGINNING OF PERIOD	266,797	37,517	133,817
NET ASSETS AT END OF PERIOD	$ 235,552	$ 37,927	$ 136,791
Accumulation Units outstanding at beginning of period	12,146	1,069	8,923
Units Issued	155	172	122
Units Redeemed	(1,938)	(84)	(209)
Accumulation Units outstanding at end of period	10,363	1,157	8,836

See notes to financial statements.

31

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021		
	Franklin Templeton Growth VIP Fund Class 2	Franklin Templeton Mutual Shares VIP Fund Class 2	Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 50	$ 8,333	$ (3,141)
Net realized gains (losses)	(81)	2,044	52,587
Change in unrealized gains (losses)	1,007	56,153	(21,678)
Increase (decrease) in net assets from operations	976	66,530	27,768
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy Maintenance Charge	(309)	(3,770)	(2,517)
Transfers among the sub-accounts and with the Fixed Account - net	147	(6,390)	(50,253)
Increase (decrease) in net assets from policy transactions	(162)	(10,160)	(52,770)
INCREASE (DECREASE) IN NET ASSETS	814	56,370	(25,002)
NET ASSETS AT BEGINNING OF PERIOD	25,925	370,997	363,703
NET ASSETS AT END OF PERIOD	$ 26,739	$ 427,367	$ 338,701
Accumulation Units outstanding at beginning of period	1,250	13,561	12,091
Units Issued	63	88	179
Units Redeemed	(72)	(422)	(1,942)
Accumulation Units outstanding at end of period	1,241	13,227	10,328

	2021		
	Goldman Sachs VIT International Equity Insights Fund	Goldman Sachs VIT Small Cap Equity Insights Fund	Goldman Sachs VIT U.S. Equity Insights Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 189	$ (523)	$ (58)
Net realized gains (losses)	205	27,880	21,722
Change in unrealized gains (losses)	585	(3,709)	(290)
Increase (decrease) in net assets from operations	979	23,648	21,374
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy Maintenance Charge	(87)	(1,073)	(912)
Transfers among the sub-accounts and with the Fixed Account - net	—	(2,723)	1
Increase (decrease) in net assets from policy transactions	(87)	(3,796)	(911)
INCREASE (DECREASE) IN NET ASSETS	892	19,852	20,463
NET ASSETS AT BEGINNING OF PERIOD	8,789	105,870	76,042
NET ASSETS AT END OF PERIOD	$ 9,681	$ 125,722	$ 96,505
Accumulation Units outstanding at beginning of period	662	2,965	2,786
Units Issued	—	4	—
Units Redeemed	(6)	(99)	(29)
Accumulation Units outstanding at end of period	656	2,870	2,757

See notes to financial statements.

32

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021		
	Invesco V.I. American Franchise	Invesco V.I. American Value	Invesco V.I. Capital Appreciation Fund - Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ (57,792)	$ (1,663)	$ (3,170)
Net realized gains (losses)	1,360,357	6,372	41,420
Change in unrealized gains (losses)	(625,612)	64,285	27,468
Increase (decrease) in net assets from operations	676,953	68,994	65,718
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(278,959)	(13,038)	(10,972)
Policy Maintenance Charge	(49,245)	(4,695)	(3,241)
Transfers among the sub-accounts and with the Fixed Account - net	(918,018)	472,588	(42,733)
Increase (decrease) in net assets from policy transactions	(1,246,222)	454,855	(56,946)
INCREASE (DECREASE) IN NET ASSETS	(569,269)	523,849	8,772
NET ASSETS AT BEGINNING OF PERIOD	6,600,897	161,816	358,934
NET ASSETS AT END OF PERIOD	$ 6,031,628	$ 685,665	$ 367,706
Accumulation Units outstanding at beginning of period	184,822	5,395	12,978
Units Issued	218	52,435	17
Units Redeemed	(32,715)	(5,304)	(2,050)
Accumulation Units outstanding at end of period	152,325	52,526	10,945

	2021		
	Invesco V.I. Comstock	Invesco V.I. Core Equity	Invesco V.I. Core Plus Bond
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 1,639	$ (11,560)	$ 5,872
Net realized gains (losses)	1,072	248,904	11,401
Change in unrealized gains (losses)	43,637	713,313	(37,367)
Increase (decrease) in net assets from operations	46,348	950,657	(20,094)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(41,816)	(39,833)
Policy Maintenance Charge	(1,773)	(33,705)	(9,861)
Transfers among the sub-accounts and with the Fixed Account - net	(1)	(769,905)	(245,371)
Increase (decrease) in net assets from policy transactions	(1,774)	(845,426)	(295,065)
INCREASE (DECREASE) IN NET ASSETS	44,574	105,231	(315,159)
NET ASSETS AT BEGINNING OF PERIOD	144,593	3,952,017	1,393,470
NET ASSETS AT END OF PERIOD	$ 189,167	$ 4,057,248	$ 1,078,311
Accumulation Units outstanding at beginning of period	6,992	120,411	70,558
Units Issued	—	85	666
Units Redeemed	(71)	(22,679)	(15,665)
Accumulation Units outstanding at end of period	6,921	97,817	55,559

See notes to financial statements.

33

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021		
	Invesco V.I. Discovery Mid Cap Growth Fund - Series IF	Invesco V.I. Diversified Dividend	Invesco V.I. Equity and Income
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ (4,180)	$ 19,234	$ 46,778
Net realized gains (losses)	74,047	106,684	256,559
Change in unrealized gains (losses)	6,017	145,083	456,735
Increase (decrease) in net assets from operations	75,884	271,001	760,072
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(45,915)	(38,132)
Policy Maintenance Charge	(4,360)	(14,206)	(39,904)
Transfers among the sub-accounts and with the Fixed Account - net	(58,089)	(208,485)	(204,054)
Increase (decrease) in net assets from policy transactions	(62,449)	(268,606)	(282,090)
INCREASE (DECREASE) IN NET ASSETS	13,435	2,395	477,982
NET ASSETS AT BEGINNING OF PERIOD	445,015	1,621,513	4,535,260
NET ASSETS AT END OF PERIOD	$ 458,450	$ 1,623,908	$ 5,013,242
Accumulation Units outstanding at beginning of period	28,352	55,554	233,818
Units Issued	—	19	38,246
Units Redeemed	(3,769)	(8,356)	(52,264)
Accumulation Units outstanding at end of period	24,583	47,217	219,800

	2021		
	Invesco V.I. EQV International Equity Fund - Series I	Invesco V.I. Global Core Equity	Invesco V.I. Global Fund - Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 2,990	$ 414	$ (2,364)
Net realized gains (losses)	70,124	98,832	16,717
Change in unrealized gains (losses)	(35,367)	(20,767)	20,340
Increase (decrease) in net assets from operations	37,747	78,479	34,693
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(3,520)	(4,908)	—
Policy Maintenance Charge	(7,484)	(5,227)	(2,186)
Transfers among the sub-accounts and with the Fixed Account - net	(13,566)	(526)	(211)
Increase (decrease) in net assets from policy transactions	(24,570)	(10,661)	(2,397)
INCREASE (DECREASE) IN NET ASSETS	13,177	67,818	32,296
NET ASSETS AT BEGINNING OF PERIOD	780,483	529,135	240,745
NET ASSETS AT END OF PERIOD	$ 793,660	$ 596,953	$ 273,041
Accumulation Units outstanding at beginning of period	26,006	32,103	6,422
Units Issued	164	16	30
Units Redeemed	(925)	(610)	(88)
Accumulation Units outstanding at end of period	25,245	31,509	6,364

See notes to financial statements.

34

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021		
	Invesco V.I. Global Strategic Income Fund - Series I	Invesco V.I. Government Money Market Fund Series I	Invesco V.I. Government Securities
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 17,885	$ (13,622)	$ 16,261
Net realized gains (losses)	(2,698)	—	(2,521)
Change in unrealized gains (losses)	(37,116)	—	(50,012)
Increase (decrease) in net assets from operations	(21,929)	(13,622)	(36,272)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(3,602)	(3,145)	(69,746)
Policy Maintenance Charge	(4,434)	(13,495)	(10,179)
Transfers among the sub-accounts and with the Fixed Account - net	(39,409)	(149,822)	(70,571)
Increase (decrease) in net assets from policy transactions	(47,445)	(166,462)	(150,496)
INCREASE (DECREASE) IN NET ASSETS	(69,374)	(180,084)	(186,768)
NET ASSETS AT BEGINNING OF PERIOD	537,774	1,623,532	1,222,452
NET ASSETS AT END OF PERIOD	$ 468,400	$ 1,443,448	$ 1,035,684
Accumulation Units outstanding at beginning of period	22,237	145,799	60,350
Units Issued	628	1,060	223
Units Redeemed	(2,631)	(15,212)	(7,753)
Accumulation Units outstanding at end of period	20,234	131,647	52,820

	2021		
	Invesco V.I. High Yield	Invesco V.I. Main Street Fund® - Series I	Invesco V.I. Main Street Mid Cap Fund - Series I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 16,122	$ (1,257)	$ (1,825)
Net realized gains (losses)	(3,564)	58,976	287
Change in unrealized gains (losses)	3,606	74,708	81,270
Increase (decrease) in net assets from operations	16,164	132,427	79,732
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(51,115)	(14,813)	—
Policy Maintenance Charge	(4,251)	(4,809)	(4,310)
Transfers among the sub-accounts and with the Fixed Account - net	(71,297)	(72,435)	(9,930)
Increase (decrease) in net assets from policy transactions	(126,663)	(92,057)	(14,240)
INCREASE (DECREASE) IN NET ASSETS	(110,499)	40,370	65,492
NET ASSETS AT BEGINNING OF PERIOD	543,773	554,274	368,412
NET ASSETS AT END OF PERIOD	$ 433,274	$ 594,644	$ 433,904
Accumulation Units outstanding at beginning of period	32,497	20,687	10,099
Units Issued	9	6	19
Units Redeemed	(7,228)	(3,139)	(380)
Accumulation Units outstanding at end of period	25,278	17,554	9,738

See notes to financial statements.

35

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021		
	Invesco V.I. Managed Volatility Fund Series I	Invesco V.I. S&P 500 Index Fund	Invesco V.I. Technology
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 14,072	$ 5,949	$ (2,198)
Net realized gains (losses)	(62,594)	224,603	26,505
Change in unrealized gains (losses)	106,101	182,467	5,812
Increase (decrease) in net assets from operations	57,579	413,019	30,119
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	(27,000)	—
Policy Maintenance Charge	(2,233)	(15,517)	(2,166)
Transfers among the sub-accounts and with the Fixed Account - net	(872,364)	(50,930)	238
Increase (decrease) in net assets from policy transactions	(874,597)	(93,447)	(1,928)
INCREASE (DECREASE) IN NET ASSETS	(817,018)	319,572	28,191
NET ASSETS AT BEGINNING OF PERIOD	817,018	1,549,738	224,853
NET ASSETS AT END OF PERIOD	$ —	$ 1,869,310	$ 253,044
Accumulation Units outstanding at beginning of period	26,242	48,266	4,356
Units Issued	—	—	19
Units Redeemed	(26,242)	(2,468)	(52)
Accumulation Units outstanding at end of period	—	45,798	4,323

	2021		
	Invesco V.I. Value Opportunities	MFS® VIT Growth Series Initial Class	MFS® VIT Investors Trust Series Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 2,400	$ (12,868)	$ (708)
Net realized gains (losses)	27,086	292,949	11,965
Change in unrealized gains (losses)	82,317	11,232	46,416
Increase (decrease) in net assets from operations	111,803	291,313	57,673
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(54,000)	(90,978)	—
Policy Maintenance Charge	(1,518)	(12,592)	(2,269)
Transfers among the sub-accounts and with the Fixed Account - net	(523,503)	(67,857)	(1,602)
Increase (decrease) in net assets from policy transactions	(579,021)	(171,427)	(3,871)
INCREASE (DECREASE) IN NET ASSETS	(467,218)	119,886	53,802
NET ASSETS AT BEGINNING OF PERIOD	467,218	1,382,410	225,791
NET ASSETS AT END OF PERIOD	$ —	$ 1,502,296	$ 279,593
Accumulation Units outstanding at beginning of period	20,361	19,729	7,667
Units Issued	—	5	49
Units Redeemed	(20,361)	(2,222)	(162)
Accumulation Units outstanding at end of period	—	17,512	7,554

See notes to financial statements.

36

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021		
	MFS® VIT New Discovery Series Initial Class	MFS® VIT Research Series Initial Class	MFS® VIT Utilities Series Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ (602)	$ (186)	$ 1,473
Net realized gains (losses)	13,038	3,612	7,095
Change in unrealized gains (losses)	(11,235)	7,559	13,174
Increase (decrease) in net assets from operations	1,201	10,985	21,742
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy Maintenance Charge	(694)	(474)	(1,676)
Transfers among the sub-accounts and with the Fixed Account - net	(6,730)	(198)	1
Increase (decrease) in net assets from policy transactions	(7,424)	(672)	(1,675)
INCREASE (DECREASE) IN NET ASSETS	(6,223)	10,313	20,067
NET ASSETS AT BEGINNING OF PERIOD	64,587	46,616	167,395
NET ASSETS AT END OF PERIOD	$ 58,364	$ 56,929	$ 187,462
Accumulation Units outstanding at beginning of period	1,429	1,748	2,960
Units Issued	—	2	—
Units Redeemed	(149)	(24)	(29)
Accumulation Units outstanding at end of period	1,280	1,726	2,931

	2021		
	Morgan Stanley VIF Core Plus Fixed Income Class I	Morgan Stanley VIF Emerging Markets Class I	Morgan Stanley VIF Global Strategist Portfolio Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 8,201	$ (101)	$ 8,678
Net realized gains (losses)	18,936	3,762	39,950
Change in unrealized gains (losses)	(30,974)	(828)	14,549
Increase (decrease) in net assets from operations	(3,837)	2,833	63,177
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(2,022)	—	(7,206)
Policy Maintenance Charge	(2,487)	(1,099)	(8,064)
Transfers among the sub-accounts and with the Fixed Account - net	(15,032)	(10,316)	(83,541)
Increase (decrease) in net assets from policy transactions	(19,541)	(11,415)	(98,811)
INCREASE (DECREASE) IN NET ASSETS	(23,378)	(8,582)	(35,634)
NET ASSETS AT BEGINNING OF PERIOD	294,058	115,019	881,720
NET ASSETS AT END OF PERIOD	$ 270,680	$ 106,437	$ 846,086
Accumulation Units outstanding at beginning of period	13,175	3,084	45,025
Units Issued	84	23	62
Units Redeemed	(982)	(311)	(4,857)
Accumulation Units outstanding at end of period	12,277	2,796	40,230

See notes to financial statements.

37

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021 Morgan Stanley VIF Growth Class I	2021 Morgan Stanley VIF U.S. Real Estate Class I	2021 Morgan Stanley VIS Global Infrastructure Portfolio Class X
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ (72,864)	$ 2,067	$ 6,996
Net realized gains (losses)	2,220,990	3,302	(13,597)
Change in unrealized gains (losses)	(2,190,631)	54,911	54,450
Increase (decrease) in net assets from operations	(42,505)	60,280	47,849
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(206,644)	—	—
Policy Maintenance Charge	(74,783)	(1,756)	(3,385)
Transfers among the sub-accounts and with the Fixed Account - net	(265,796)	(17,402)	(129,569)
Increase (decrease) in net assets from policy transactions	(547,223)	(19,158)	(132,954)
INCREASE (DECREASE) IN NET ASSETS	(589,728)	41,122	(85,105)
NET ASSETS AT BEGINNING OF PERIOD	7,790,904	167,350	426,142
NET ASSETS AT END OF PERIOD	$ 7,201,176	$ 208,472	$ 341,037
Accumulation Units outstanding at beginning of period	80,454	4,387	11,588
Units Issued	15	17	—
Units Redeemed	(5,462)	(437)	(3,399)
Accumulation Units outstanding at end of period	75,007	3,967	8,189

	2021 Morgan Stanley VIS Income Plus Portfolio Class X	2021 Putnam VT Global Health Care Fund Class IB	2021 Putnam VT Growth Opportunities Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 31,782	$ 87	$ (747)
Net realized gains (losses)	92,401	4,006	11,071
Change in unrealized gains (losses)	(162,429)	4,224	6,078
Increase (decrease) in net assets from operations	(38,246)	8,317	16,402
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	(2,326)	—	—
Policy Maintenance Charge	(10,631)	(462)	(674)
Transfers among the sub-accounts and with the Fixed Account - net	(24,718)	—	950
Increase (decrease) in net assets from policy transactions	(37,675)	(462)	276
INCREASE (DECREASE) IN NET ASSETS	(75,921)	7,855	16,678
NET ASSETS AT BEGINNING OF PERIOD	1,361,447	45,619	72,611
NET ASSETS AT END OF PERIOD	$ 1,285,526	$ 53,474	$ 89,289
Accumulation Units outstanding at beginning of period	42,516	1,136	1,452
Units Issued	129	—	117
Units Redeemed	(1,365)	(11)	(100)
Accumulation Units outstanding at end of period	41,280	1,125	1,469

See notes to financial statements.

38

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2021		
	Putnam VT International Equity Fund Class IB	Putnam VT Large Cap Value Fund - Class IB	Putnam VT Research Fund Class IB
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS			
Net Investment Income (Loss)	$ 142	$ 694	$ (510)
Net realized gains (losses)	2,565	10,693	5,038
Change in unrealized gains (losses)	1,854	41,081	8,399
Increase (decrease) in net assets from operations	4,561	52,468	12,927
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS			
Deposits	—	—	—
Transfers for policy benefits and terminations	—	—	—
Policy Maintenance Charge	(409)	(2,015)	(508)
Transfers among the sub-accounts and with the Fixed Account - net	1,430	(3,571)	2
Increase (decrease) in net assets from policy transactions	1,021	(5,586)	(506)
INCREASE (DECREASE) IN NET ASSETS	5,582	46,882	12,421
NET ASSETS AT BEGINNING OF PERIOD	58,245	202,444	56,349
NET ASSETS AT END OF PERIOD	$ 63,827	$ 249,326	$ 68,770
Accumulation Units outstanding at beginning of period	2,788	4,877	1,490
Units Issued	98	12	—
Units Redeemed	(53)	(128)	(12)
Accumulation Units outstanding at end of period	2,833	4,761	1,478

See notes to financial statements.

39

1. Organization On January 26, 2021, Allstate Insurance Company entered into a purchase agreement with Everlake US Holdings Company (formerly Antelope US Holdings Company), an affiliate of an investment fund managed by Blackstone Inc., to sell Everlake Life Insurance Company ("ELIC", formerly known as Allstate Life Insurance Company) and certain affiliates. The necessary state regulatory approvals were received on October 29, 2021, and the sale of ELIC and certain affiliates was completed on November 1, 2021, at which time Everlake US Holdings Company became the parent of ELIC. Subsequently Allstate Life Insurance Company was renamed Everlake Life Insurance Company. The transaction had no impact on the obligations towards the policyholders of Everlake Life Variable Life Separate Account A. Everlake Life Variable Life Separate Account A (the “Account”, formerly known as Allstate Life Variable Life Separate Account A), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of ELIC. The assets of the Account are legally segregated from those of ELIC. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). ELIC issued four life insurance policies: Morgan Stanley Variable Life, Provider Variable Life, AIM Lifetime PlusSM Variable Life, and LIFEinVESTSM Variable Life (collectively the “Policies”), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. The Account accepts additional deposits from existing policyholders, but is closed to new policyholders. Absent any policy provisions wherein ELIC contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios (Fund or Funds) in which they invest: American Century VP Balanced American Century VP International BNY Mellon Stock Index Fund, Inc. Initial Shares BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares BNY Mellon VIF Government Money Market Portfolio BNY Mellon VIF Growth & Income Initial Shares DWS Capital Growth VIP Class A DWS CROCI® International VIP Class A DWS Global Income Builder VIP Class A II DWS Government Money Market VIP Class A II Fidelity® VIP Asset Manager Growth Portfolio Initial Class Fidelity® VIP ContrafundSM Portfolio Initial Class Fidelity® VIP Equity-Income PortfolioSM Initial Class Fidelity® VIP Growth Portfolio Initial Class Fidelity® VIP High Income Portfolio Initial Class Franklin Templeton Developing Markets VIP Fund Class 2 Franklin Templeton Foreign VIP Fund Class 2 Franklin Templeton Growth VIP Fund Class 2 Franklin Templeton Mutual Shares VIP Fund Class 2 Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2 Goldman Sachs VIT International Equity Insights Fund Goldman Sachs VIT Small Cap Equity Insights Fund Goldman Sachs VIT Strategic Growth ** Goldman Sachs VIT U.S. Equity Insights Fund Invesco V.I. American Franchise Invesco V.I. American Value Invesco V.I. Capital Appreciation Fund - Series I Invesco V.I. Comstock Invesco V.I. Core Equity Invesco V.I. Core Plus Bond Invesco V.I. Discovery Mid Cap Growth Fund - Series I EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS 40

Invesco V.I. Diversified Dividend Invesco V.I. Equally-Weighted S&P 500 Fund - Series I* Invesco V.I. Equity and Income Invesco V.I. EQV International Equity Fund - Series I* Invesco V.I. Global Core Equity Invesco V.I. Global Fund - Series I Invesco V.I. Global Strategic Income Fund - Series I Invesco V.I. Government Money Market Fund Series I Invesco V.I. Government Securities Invesco V.I. High Yield Invesco V.I. Main Street Fund® - Series I Invesco V.I. Main Street Mid Cap Fund - Series I Invesco V.I. S&P 500 Index Fund* Invesco V.I. Technology MFS® VIT Growth Series Initial Class MFS® VIT Investors Trust Series Initial Class MFS® VIT New Discovery Series Initial Class MFS® VIT Research Series Initial Class MFS® VIT Utilities Series Initial Class Morgan Stanley VIF Core Plus Fixed Income Class I Morgan Stanley VIF Emerging Markets Class I Morgan Stanley VIF Global Strategist Portfolio Class I Morgan Stanley VIF Growth Class I Morgan Stanley VIF U.S. Real Estate Class I Morgan Stanley VIS Global Infrastructure Portfolio Class X Morgan Stanley VIS Income Plus Portfolio Class X Putnam VT Global Health Care Fund Class IB Putnam VT Growth Opportunities Fund Class IB Putnam VT International Equity Fund Class IB Putnam VT Large Cap Value Fund - Class IB Putnam VT Research Fund Class IB *See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2022. ** Sub-account was available but did not have assets at December 31, 2022. The net assets are affected by the investment results of each Fund, transactions by policyholders and certain policy expenses (see Note 5). Policyholders’ interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders’ purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the “Fixed Account” in which the policyholder’s deposits are included in the ELIC general account assets and earn a fixed rate of return. A policyholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans. Some of these underlying Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying Funds may differ substantially. Subsequent Events - Subsequent Events have been evaluated through April 19, 2023. The Account is monitoring its exposure to regional banks in the underlying funds held by the sub-accounts. Additional turmoil in the banking sector could have an adverse effect on global, national, and local economies, as well as the Account. The extent to which the state of the banking sector impacts the Account will depend on future developments, which cannot be predicted. EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS 41

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

2. Portfolio changes

The following sub-account changes occurred during the year ended December 31, 2022:

New fund name	Old fund name
Invesco V.I. EQV International Equity Fund - Series I	Invesco V.I. International Growth Fund - Series I

The following sub-account opened during the year ended December 31, 2022:

- Invesco V.I. Equally-Weighted S&P 500 Fund - Series I commenced operation on April 29, 2022

Below listed are the sub-accounts ("Merged from") that merged into another sub-account ("Merged to") on the effective merger date. Accordingly, all of the assets of the Merged from sub-account were transferred in exchange for shares of the Merged to sub-account for units of equal aggregate value and the Merged to sub-account's assumption of all of the current and future liabilities of the Merged from sub-account effective on the merger date. Accordingly, the cost basis of the respective sub-account's investments received from the underlying Merged from sub-account were carried forward and invested in the underlying Merged to sub-account for GAAP and tax purposes. The Merged from sub-account ceases operations from the effective merger date.

The following sub-accounts merged during the year ended December 31, 2022 and the year ended December 31, 2021:

Date	Merged from:	Merged to:
April 29, 2022	Invesco V.I. S&P 500 Index Fund	Invesco V.I. Equally-Weighted S&P 500 Fund - Series I
April 30, 2021	Invesco V.I. Managed Volatility Fund Series I	Invesco V.I. Equity and Income
April 30, 2021	Invesco V.I. Value Opportunities	Invesco V.I. American Value
October 28, 2021	DWS Bond VIP Class A	DWS Government Money Market VIP Class A II

3. Summary of Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.

Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.

Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying Fund. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds' ex-distribution date.

Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of ELIC. ELIC is taxed as a life insurance company under the Code. For the period January 1, 2021 to October 31, 2021, ELIC joined with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. For the period November 1 to December 31, 2021 and forward, ELIC joins its subsidiaries ELIC Reinsurance Company and Everlake Assurance Company in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2022 and believes that the unrecognized tax benefits balance will not materially change within the next twelve months.

42

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations and the accompanying notes. Actual results could differ from those estimates. 4. Fair Value Measurements Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statement of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows: Level 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access. Level 2: Assets whose values are based on the following (a) Quoted prices for similar assets in active markets; (b) Quoted prices for identical or similar assets in markets that are not active; or (c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset. Level 3: Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets. In determining fair value, the Account uses the market approach, which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds’ managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. 5. Expenses Surrender charge - In the event the policy is surrendered, a withdrawal charge may be imposed. If the policy is surrendered prior to the third anniversary of any deposit, the amount of the charge is 7.75% of the amount withdrawn; in year four the charge is 7.25% and is reduced annually to 2.25% in year nine. In year ten and subsequent, there is no charge. These amounts are included in transfers for policy benefits and terminations on the Statements of Changes in Net Assets. Mortality and Expense Risk Charge - ELIC assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 0.90% per annum of the daily net assets of the Account. The mortality and expense risk charge is recognized as a reduction in accumulation unit values and reported on the Statement of Operations. The mortality and expense risk charge covers insurance benefits available with the policy and certain expenses of the policy. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policy. Monthly Deductions - ELIC deducts monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder’s death benefit amount and account value. For the Morgan Stanley Variable Life, the Provider Variable Life and the AIM Lifetime Plus Variable Life ELIC deducts tax expense and administrative charge. Tax expense is charged at an annual rate equal to 0.40% of the Account value for the first ten policy years. ELIC deducts a monthly administrative fee of 0.25% of the account value. These charges are recognized as redemptions of units, and are included in the policy maintenance charge reported on the Statements of Changes in Net Assets. Policy Administration Charge - ELIC deducts administration expense charges daily at a rate equal to 0.40% per annum of the daily net assets of LIFEinVEST Variable Life policies. The policy administration charge is recognized as a reduction in accumulation unit values and reported on the Statement of Operations. Annual Maintenance Fee - ELIC deducts an annual maintenance fee of $30 for the Morgan Stanley Variable Life contract and $35 for the Provider Variable Life and AIM Lifetime Plus Variable Life contracts on each policy EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS 43

anniversary. This charge is waived on policies that meet certain requirements. The annual maintenance fee is recognized as redemption of units and reported in the policy maintenance charge on the Statements of Changes in Net Assets. 6. Purchases of Investments The cost of investments purchased during the year ended December 31, 2022 was as follows: American Century VP Balanced $ 23,172 American Century VP International 28,830 BNY Mellon Stock Index Fund, Inc. Initial Shares 217,674 BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares 23,629 BNY Mellon VIF Government Money Market Portfolio 5,437 BNY Mellon VIF Growth & Income Initial Shares 52,593 DWS Capital Growth VIP Class A 11,903,799 DWS CROCI® International VIP Class A 21,770 DWS Global Income Builder VIP Class A II 206,042 DWS Government Money Market VIP Class A II 10,353,362 Fidelity® VIP Asset Manager Growth Portfolio Initial Class 7,838 Fidelity® VIP ContrafundSM Portfolio Initial Class 81,557 Fidelity® VIP Equity-Income PortfolioSM Initial Class 32,201 Fidelity® VIP Growth Portfolio Initial Class 81,494 Fidelity® VIP High Income Portfolio Initial Class 8,745 Franklin Templeton Developing Markets VIP Fund Class 2 6,063 Franklin Templeton Foreign VIP Fund Class 2 5,997 Franklin Templeton Growth VIP Fund Class 2 448 Franklin Templeton Mutual Shares VIP Fund Class 2 37,824 Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2 63,405 Goldman Sachs VIT International Equity Insights Fund 273 Goldman Sachs VIT Small Cap Equity Insights Fund 1,210 Goldman Sachs VIT U.S. Equity Insights Fund 704 Invesco V.I. American Franchise 1,125,828 Invesco V.I. American Value 125,441 Invesco V.I. Capital Appreciation Fund - Series I 98,699 Invesco V.I. Comstock 5,608 Invesco V.I. Core Equity 469,606 Invesco V.I. Core Plus Bond 11,489 Invesco V.I. Discovery Mid Cap Growth Fund - Series I 82,267 Invesco V.I. Diversified Dividend 289,148 Invesco V.I. Equally-Weighted S&P 500 Fund - Series I* 1,650,447 Invesco V.I. Equity and Income 624,691 Invesco V.I. EQV International Equity Fund - Series I* 77,098 Invesco V.I. Global Core Equity 53,974 Invesco V.I. Global Fund - Series I 31,094 Invesco V.I. Global Strategic Income Fund - Series I 1,297 Invesco V.I. Government Money Market Fund Series I 35,558 Invesco V.I. Government Securities 17,236 Sub-Account Purchases EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS 44

Invesco V.I. High Yield $ 17,336 Invesco V.I. Main Street Fund® - Series I 185,967 Invesco V.I. Main Street Mid Cap Fund - Series I 78,613 Invesco V.I. S&P 500 Index Fund* 263,695 Invesco V.I. Technology 54,771 MFS® VIT Growth Series Initial Class 129,970 MFS® VIT Investors Trust Series Initial Class 27,878 MFS® VIT New Discovery Series Initial Class 13,331 MFS® VIT Research Series Initial Class 2,959 MFS® VIT Utilities Series Initial Class 11,494 Morgan Stanley VIF Core Plus Fixed Income Class I 13,746 Morgan Stanley VIF Emerging Markets Class I 9,246 Morgan Stanley VIF Global Strategist Portfolio Class I 129,682 Morgan Stanley VIF Growth Class I 1,819,513 Morgan Stanley VIF U.S. Real Estate Class I 43,653 Morgan Stanley VIS Global Infrastructure Portfolio Class X 26,581 Morgan Stanley VIS Income Plus Portfolio Class X 68,139 Putnam VT Global Health Care Fund Class IB 4,735 Putnam VT Growth Opportunities Fund Class IB 22,763 Putnam VT International Equity Fund Class IB 6,380 Putnam VT Large Cap Value Fund - Class IB 21,533 Putnam VT Research Fund Class IB 4,468 * See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2022. Sub-Account Purchases EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS 45

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights

ELIC offers multiple variable life policies through this Account that have unique combinations of features and fees that are assessed to the policyholders. Differences in these fee structures result in various policy expense rates and accumulation unit values which in turn result in various expense and total return ratios.

In the table below, the units, the range of lowest to highest accumulation unit values, the net assets, the investment income ratio, the expense ratios assessed by ELIC and the corresponding total return is presented for each policy option of the sub-accounts that had outstanding accumulation units during the period.

Items in the following table are notated as follows:

* **Investment Income Ratio** - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Fund in which the sub-account invests.

Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the Sub-Account during the period or the net asset value at the end of the period is zero.

** **Expense Ratio** - These amounts represent the annualized policy expenses of the sub-account, consisting of mortality and expense risk charges for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the accumulation unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.

*** **Total Return** - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

	At December 31,			For the year ended December 31,		
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***
			American Century VP Balanced			
2022	4	$ 32.13 - $ 32.13	$ 113	1.17 %	0.90 - 0.90 %	(18.01) - (18.01) %
2021	4	39.19 - 39.19	161	0.72	0.90 - 0.90	14.73 - 14.73
2020	4	34.16 - 34.16	142	1.05	0.90 - 0.90	11.52 - 11.52
2019	6	30.63 - 30.63	192	1.55	0.90 - 0.90	18.78 - 18.78
2018	7	25.79 - 25.79	169	1.39	0.90 - 0.90	(4.70) - (4.70)
			American Century VP International			
2022	7	24.57 - 24.57	164	1.46	0.90 - 0.90	(25.43) - (25.43)
2021	7	32.95 - 32.95	221	0.16	0.90 - 0.90	7.78 - 7.78
2020	8	30.57 - 30.57	248	0.52	0.90 - 0.90	24.75 - 24.75
2019	9	24.50 - 24.50	227	0.87	0.90 - 0.90	27.27 - 27.27
2018	10	19.25 - 19.25	185	1.26	0.90 - 0.90	(15.98) - (15.98)

46

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,		
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***
			BNY Mellon Stock Index Fund, Inc. Initial Shares			
2022	48	$ 40.17 - $ 40.17	$ 1,924	1.32 %	0.90 - 0.90 %	(19.05) - (19.05) %
2021	56	49.63 - 49.63	2,781	1.14	0.90 - 0.90	27.26 - 27.26
2020	60	39.00 - 39.00	2,346	1.57	0.90 - 0.90	16.95 - 16.95
2019	65	33.34 - 33.34	2,157	1.72	0.90 - 0.90	30.01 - 30.01
2018	68	25.65 - 25.65	1,735	1.65	0.90 - 0.90	(5.49) - (5.49)
			BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares			
2022	8	32.92 - 32.92	274	0.52	0.90 - 0.90	(23.56) - (23.56)
2021	9	43.07 - 43.07	366	0.76	0.90 - 0.90	25.86 - 25.86
2020	11	34.22 - 34.22	360	1.08	0.90 - 0.90	23.03 - 23.03
2019	11	27.82 - 27.82	302	1.44	0.90 - 0.90	33.15 - 33.15
2018	11	20.89 - 20.89	229	1.78	0.90 - 0.90	(5.26) - (5.26)
			BNY Mellon VIF Government Money Market Portfolio			
2022	24	12.33 - 12.33	297	1.19	0.90 - 0.90	0.36 - 0.36
2021	33	12.29 - 12.29	411	0.01	0.90 - 0.90	(0.89) - (0.89)
2020	39	12.40 - 12.40	488	0.22	0.90 - 0.90	(0.69) - (0.69)
2019	43	12.48 - 12.48	537	1.65	0.90 - 0.90	0.75 - 0.75
2018	45	12.39 - 12.39	561	1.27	0.90 - 0.90	0.37 - 0.37
			BNY Mellon VIF Growth & Income Initial Shares			
2022	5	44.53 - 44.53	202	0.75	0.90 - 0.90	(15.58) - (15.58)
2021	6	52.75 - 52.75	317	0.47	0.90 - 0.90	24.50 - 24.50
2020	6	42.37 - 42.37	265	0.72	0.90 - 0.90	23.52 - 23.52
2019	9	34.30 - 34.30	315	1.08	0.90 - 0.90	27.96 - 27.96
2018	9	26.81 - 26.81	249	0.79	0.90 - 0.90	(5.54) - (5.54)
			DWS Bond VIP Class A (On October 28, 2021 DWS Bond VIP Class A merged into DWS Government Money Market VIP Class A II)			
2022	—	— - —	—	—	—	— - —
2021	—	3.77 - 3.77	—	2.19	1.30 - 1.30	(1.30) - (1.30)
2020	91	3.82 - 3.82	348	2.76	1.30 - 1.30	7.67 - 7.67
2019	94	3.55 - 3.55	333	3.04	1.30 - 1.30	9.19 - 9.19
2018	102	3.25 - 3.25	332	4.56	1.30 - 1.30	(3.92) - (3.92)
			DWS Capital Growth VIP Class A			
2022	410	17.63 - 17.63	7,227	0.11	1.30 - 1.30	(31.63) - (31.63)
2021	411	25.79 - 25.79	10,609	0.22	1.30 - 1.30	21.19 - 21.19
2020	433	21.28 - 21.28	9,206	0.49	1.30 - 1.30	37.25 - 37.25
2019	429	15.51 - 15.51	6,659	0.45	1.30 - 1.30	35.37 - 35.37
2018	440	11.45 - 11.45	5,039	0.69	1.30 - 1.30	(2.88) - (2.88)
			DWS CROCI® International VIP Class A			
2022	186	3.05 - 3.05	566	3.23	1.30 - 1.30	(14.31) - (14.31)
2021	194	3.56 - 3.56	690	2.42	1.30 - 1.30	7.83 - 7.83
2020	206	3.30 - 3.30	681	3.46	1.30 - 1.30	1.29 - 1.29
2019	211	3.26 - 3.26	689	2.97	1.30 - 1.30	20.30 - 20.30
2018	223	2.71 - 2.71	604	1.06	1.30 - 1.30	(15.51) - (15.51)

47

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,		
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***
			DWS Global Income Builder VIP Class A II			
2022	89	$ 18.37 - $ 18.37	$ 1,634	2.98 %	1.30 - 1.30 %	(16.08) - (16.08) %
2021	93	21.89 - 21.89	2,030	2.31	1.30 - 1.30	9.52 - 9.52
2020	105	19.99 - 19.99	2,097	3.17	1.30 - 1.30	6.88 - 6.88
2019	116	18.70 - 18.70	2,167	3.76	1.30 - 1.30	18.61 - 18.61
2018	128	15.77 - 15.77	2,015	3.81	1.30 - 1.30	(8.86) - (8.86)
			DWS Government Money Market VIP Class A II (On October 28, 2021 DWS Bond VIP Class A merged into DWS Government Money Market VIP Class A II)			
2022	29	9.31 - 9.31	272	0.88	1.30 - 1.30	— - —
2021	69	9.31 - 9.31	643	0.01	1.30 - 1.30	(1.28) - (1.28)
2020	20	9.43 - 9.43	188	0.44	1.30 - 1.30	(1.06) - (1.06)
2019	19	9.53 - 9.53	182	2.01	1.30 - 1.30	0.46 - 0.46
2018	22	9.49 - 9.49	209	1.52	1.30 - 1.30	0.08 - 0.08
			Fidelity® VIP Asset Manager Growth Portfolio Initial Class			
2022	3	27.30 - 27.30	90	1.84	0.90 - 0.90	(17.62) - (17.62)
2021	3	33.14 - 33.14	111	1.44	0.90 - 0.90	12.94 - 12.94
2020	3	29.34 - 29.34	99	0.85	0.90 - 0.90	16.22 - 16.22
2019	6	25.25 - 25.25	147	1.60	0.90 - 0.90	21.73 - 21.73
2018	6	20.74 - 20.74	121	1.46	0.90 - 0.90	(8.48) - (8.48)
			Fidelity® VIP ContrafundSM Portfolio Initial Class			
2022	16	71.00 - 71.00	1,149	0.46	0.90 - 0.90	(26.97) - (26.97)
2021	20	97.22 - 97.22	1,966	0.06	0.90 - 0.90	26.69 - 26.69
2020	23	76.74 - 76.74	1,763	0.25	0.90 - 0.90	29.40 - 29.40
2019	30	59.30 - 59.30	1,756	0.45	0.90 - 0.90	30.40 - 30.40
2018	33	45.48 - 45.48	1,493	0.71	0.90 - 0.90	(7.22) - (7.22)
			Fidelity® VIP Equity-Income PortfolioSM Initial Class			
2022	16	37.36 - 37.36	601	1.88	0.90 - 0.90	(5.81) - (5.81)
2021	18	39.66 - 39.66	708	1.89	0.90 - 0.90	23.77 - 23.77
2020	19	32.04 - 32.04	619	1.80	0.90 - 0.90	5.74 - 5.74
2019	25	30.30 - 30.30	761	2.00	0.90 - 0.90	26.30 - 26.30
2018	27	23.99 - 23.99	639	2.22	0.90 - 0.90	(9.12) - (9.12)
			Fidelity® VIP Growth Portfolio Initial Class			
2022	12	62.56 - 62.56	775	0.61	0.90 - 0.90	(25.13) - (25.13)
2021	15	83.56 - 83.56	1,216	—	0.90 - 0.90	22.11 - 22.11
2020	15	68.43 - 68.43	1059	0.08	0.90 - 0.90	42.60 - 42.60
2019	20	47.99 - 47.99	945	0.26	0.90 - 0.90	33.11 - 33.11
2018	21	36.05 - 36.05	741	0.24	0.90 - 0.90	(1.07) - (1.07)
			Fidelity® VIP High Income Portfolio Initial Class			
2022	8	19.96 - 19.96	159	4.27	0.90 - 0.90	(12.17) - (12.17)
2021	10	22.73 - 22.73	236	5.27	0.90 - 0.90	3.48 - 3.48
2020	12	21.97 - 21.97	267	4.83	0.90 - 0.90	1.83 - 1.83
2019	15	21.57 - 21.57	314	5.15	0.90 - 0.90	14.07 - 14.07
2018	15	18.91 - 18.91	290	5.44	0.90 - 0.90	(4.16) - (4.16)

48

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,		
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***
		Franklin Templeton Developing Markets VIP Fund Class 2				
2022	1	$ 25.34 - $ 25.34	$ 31	2.68 %	0.90 - 0.90 %	(22.68) - (22.68) %
2021	1	32.77 - 32.77	38	0.86	0.90 - 0.90	(6.58) - (6.58)
2020	1	35.08 - 35.08	38	4.26	0.90 - 0.90	16.13 - 16.13
2019	1	30.21 - 30.21	32	0.99	0.90 - 0.90	25.56 - 25.56
2018	1	24.06 - 24.06	26	0.86	0.90 - 0.90	(16.55) - (16.55)
		Franklin Templeton Foreign VIP Fund Class 2				
2022	7	14.18 - 14.18	95	3.19	0.90 - 0.90	(8.43) - (8.43)
2021	9	15.48 - 15.48	137	1.84	0.90 - 0.90	3.23 - 3.23
2020	9	15.00 - 15.00	134	3.47	0.90 - 0.90	(2.04) - (2.04)
2019	9	15.31 - 15.31	141	1.87	0.90 - 0.90	11.52 - 11.52
2018	11	13.73 - 13.73	156	2.68	0.90 - 0.90	(16.20) - (16.20)
		Franklin Templeton Growth VIP Fund Class 2				
2022	1	18.90 - 18.90	17	0.15	0.90 - 0.90	(12.29) - (12.29)
2021	1	21.55 - 21.55	27	1.09	0.90 - 0.90	3.93 - 3.93
2020	1	20.74 - 20.74	26	2.84	0.90 - 0.90	4.85 - 4.85
2019	1	19.78 - 19.78	28	2.55	0.90 - 0.90	14.12 - 14.12
2018	2	17.33 - 17.33	30	1.98	0.90 - 0.90	(15.62) - (15.62)
		Franklin Templeton Mutual Shares VIP Fund Class 2				
2022	9	29.64 - 29.64	253	1.74	0.90 - 0.90	(8.26) - (8.26)
2021	13	32.31 - 32.31	427	2.91	0.90 - 0.90	18.10 - 18.10
2020	14	27.36 - 27.36	371	2.56	0.90 - 0.90	(5.89) - (5.89)
2019	18	29.07 - 29.07	529	1.79	0.90 - 0.90	21.47 - 21.47
2018	25	23.93 - 23.93	596	2.34	0.90 - 0.90	(9.89) - (9.89)
		Franklin Templeton Small-Mid Cap Growth VIP Fund Class 2				
2022	9	21.55 - 21.55	184	—	0.90 - 0.90	(34.28) - (34.28)
2021	10	32.79 - 32.79	339	—	0.90 - 0.90	9.03 - 9.03
2020	12	30.08 - 30.08	364	—	0.90 - 0.90	53.70 - 53.70
2019	15	19.57 - 19.57	293	—	0.90 - 0.90	30.26 - 30.26
2018	17	15.02 - 15.02	263	—	0.90 - 0.90	(6.22) - (6.22)
		Goldman Sachs VIT International Equity Insights Fund				
2022	1	12.64 - 12.64	8	3.27	0.90 - 0.90	(14.33) - (14.33)
2021	1	14.75 - 14.75	10	2.88	0.90 - 0.90	11.17 - 11.17
2020	1	13.27 - 13.27	9	1.64	0.90 - 0.90	5.85 - 5.85
2019	1	12.54 - 12.54	8	2.49	0.90 - 0.90	17.39 - 17.39
2018	< 1	10.68 - 10.68	7	1.93	0.90 - 0.90	(17.04) - (17.04)
		Goldman Sachs VIT Small Cap Equity Insights Fund				
2022	2	35.00 - 35.00	67	0.24	0.90 - 0.90	(20.10) - (20.10)
2021	3	43.81 - 43.81	126	0.47	0.90 - 0.90	22.68 - 22.68
2020	3	35.71 - 35.71	106	0.23	0.90 - 0.90	7.61 - 7.61
2019	3	33.19 - 33.19	102	0.50	0.90 - 0.90	23.73 - 23.73
2018	3	26.82 - 26.82	83	0.47	0.90 - 0.90	(9.45) - (9.45)

49

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,		
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***
			Goldman Sachs VIT U.S. Equity Insights Fund			
2022	2	$ 27.84 - $ 27.84	$ 48	0.76 %	0.90 - 0.90 %	(20.46) - (20.46) %
2021	3	35.00 - 35.00	97	0.83	0.90 - 0.90	28.25 - 28.25
2020	3	27.29 - 27.29	76	0.89	0.90 - 0.90	16.49 - 16.49
2019	3	23.43 - 23.43	66	1.30	0.90 - 0.90	24.09 - 24.09
2018	3	18.88 - 18.88	56	1.22	0.90 - 0.90	(7.04) - (7.04)
			Invesco V.I. American Franchise			
2022	132	26.56 - 34.38	3,571	—	0.90 - 0.90	(31.73) - (31.73)
2021	152	38.90 - 50.36	6,032	—	0.90 - 0.90	10.92 - 10.92
2020	185	35.07 - 45.40	6,601	0.07	0.90 - 0.90	41.08 - 41.08
2019	200	24.86 - 32.18	5,063	—	0.90 - 0.90	35.53 - 35.53
2018	238	18.34 - 23.74	4,452	—	0.90 - 0.90	(4.49) - (4.49)
			Invesco V.I. American Value (On April 30 2021, Invesco V.I. Value Opportunities merged into Invesco V.I. American Value)			
2022	52	10.19 - 36.71	649	0.77	0.90 - 0.90	(3.48) - (3.48)
2021	53	10.55 - 38.03	686	0.46	0.90 - 0.90	5.54 - 26.80
2020	5	29.99 - 29.99	162	0.88	0.90 - 0.90	0.22 - 0.22
2019	6	29.93 - 29.93	178	0.71	0.90 - 0.90	23.91 - 23.91
2018	6	24.15 - 24.15	145	0.48	0.90 - 0.90	(13.44) - (13.44)
			Invesco V.I. Capital Appreciation Fund - Series I			
2022	11	23.05 - 23.05	243	—	0.90 - 0.90	(31.40) - (31.40)
2021	11	33.60 - 33.60	368	—	0.90 - 0.90	21.47 - 21.47
2020	13	27.66 - 27.66	359	—	0.90 - 0.90	35.36 - 35.36
2019	14	20.43 - 20.43	279	0.06	0.90 - 0.90	34.98 - 34.98
2018	14	15.14 - 15.14	215	0.31	0.90 - 0.90	(6.58) - (6.58)
			Invesco V.I. Comstock			
2022	4	27.39 - 27.39	117	1.35	0.90 - 0.90	0.22 - 0.22
2021	7	27.33 - 27.33	189	1.84	0.90 - 0.90	32.17 - 32.17
2020	7	20.68 - 20.68	145	2.24	0.90 - 0.90	(1.74) - (1.74)
2019	9	21.05 - 21.05	179	2.01	0.90 - 0.90	24.18 - 24.18
2018	9	16.95 - 16.95	145	1.74	0.90 - 0.90	(12.95) - (12.95)
			Invesco V.I. Core Equity			
2022	78	29.30 - 33.80	2,556	0.85	0.90 - 0.90	(21.26) - (21.26)
2021	98	37.21 - 42.93	4,057	0.61	0.90 - 0.90	26.60 - 26.60
2020	120	29.40 - 33.91	3,952	1.32	0.90 - 0.90	12.83 - 12.83
2019	133	26.05 - 30.06	3,860	0.92	0.90 - 0.90	27.81 - 27.81
2018	153	20.38 - 23.52	3,488	0.90	0.90 - 0.90	(10.21) - (10.21)
			Invesco V.I. Core Plus Bond			
2022	49	15.66 - 16.58	808	0.53	0.90 - 0.90	(15.30) - (15.30)
2021	56	18.49 - 19.58	1,078	1.40	0.90 - 0.90	(1.55) - (1.55)
2020	71	18.78 - 19.89	1,393	1.80	0.90 - 0.90	8.74 - 8.74
2019	81	17.27 - 18.29	1,457	2.87	0.90 - 0.90	10.07 - 10.07
2018	95	15.69 - 16.62	1,559	3.60	0.90 - 0.90	(3.25) - (3.25)

50

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,		
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***
		Invesco V.I. Discovery Mid Cap Growth Fund - Series I				
2022	22	$ 11.90 - $ 15.41	$ 270	— %	0.90 - 0.90 %	(31.60) - (31.60) %
2021	25	17.40 - 22.53	458	—	0.90 - 0.90	18.03 - 18.03
2020	28	14.74 - 19.08	445	0.01	0.90 - 0.90	39.43 - 50.51
2019	6	13.69 - 13.69	88	—	0.90 - 0.90	38.11 - 38.11
2018	10	9.91 - 9.91	99	—	0.90 - 0.90	(6.93) - (6.93)
		Invesco V.I. Diversified Dividend				
2022	43	33.51 - 33.51	1,450	1.85	0.90 - 0.90	(2.56) - (2.56)
2021	47	34.39 - 34.39	1,624	2.05	0.90 - 0.90	17.83 - 17.83
2020	56	29.19 - 29.19	1,622	3.07	0.90 - 0.90	(0.76) - (0.76)
2019	60	29.41 - 29.41	1,757	2.82	0.90 - 0.90	23.97 - 23.97
2018	69	23.72 - 23.72	1,648	2.40	0.90 - 0.90	(8.41) - (8.41)
		Invesco V.I. Equally-Weighted S&P 500 Fund - Series I (On April 29, 2022 fund commenced operations) (On April 29,2022, Invesco V.I. S&P 500 Index Fund merged into Invesco V.I. Equally-Weighted S&P 500 Fund - Series I)				
2022	103	9.64 - 9.64	996	0.96	0.90 - 0.90	(3.55) - (3.55)
		Invesco V.I. Equity and Income (On April 30 2021, Invesco Managed Volatility Fund Series I merged into Invesco V.I. Equity and income)				
2022	182	20.91 - 20.91	3,807	1.58	0.90 - 0.90	(8.34) - (8.34)
2021	220	22.81 - 22.81	5,013	1.84	0.90 - 0.90	17.59 - 17.59
2020	234	19.40 - 19.40	4,535	2.36	0.90 - 0.90	8.97 - 8.97
2019	271	17.80 - 17.80	4,832	2.52	0.90 - 0.90	19.29 - 19.29
2018	314	14.92 - 14.92	4,688	2.21	0.90 - 0.90	(10.32) - (10.32)
		Invesco V.I. EQV International Equity Fund - Series I				
2022	21	23.13 - 28.08	540	1.63	0.90 - 0.90	(19.04) - (19.04)
2021	25	28.57 - 34.68	794	1.28	0.90 - 0.90	4.94 - 4.94
2020	26	27.23 - 33.05	780	2.40	0.90 - 0.90	12.97 - 12.97
2019	28	24.10 - 29.25	738	1.56	0.90 - 0.90	27.42 - 27.42
2018	31	18.91 - 22.96	654	2.05	0.90 - 0.90	(15.74) - (15.74)
		Invesco V.I. Global Core Equity				
2022	31	14.58 - 18.20	457	0.35	0.90 - 0.90	(22.57) - (22.57)
2021	32	18.84 - 23.51	597	0.97	0.90 - 0.90	14.93 - 14.93
2020	32	16.39 - 20.45	529	1.37	0.90 - 0.90	12.21 - 12.21
2019	33	14.60 - 18.23	482	1.41	0.90 - 0.90	24.08 - 24.08
2018	36	11.77 - 14.69	424	1.07	0.90 - 0.90	(16.08) - (16.08)
		Invesco V.I. Global Fund - Series I				
2022	5	29.01 - 29.01	137	—	0.90 - 0.90	(32.38) - (32.38)
2021	6	42.90 - 42.90	273	—	0.90 - 0.90	14.45 - 14.45
2020	6	37.49 - 37.49	241	0.72	0.90 - 0.90	26.49 - 26.49
2019	8	29.63 - 29.63	234	0.89	0.90 - 0.90	30.61 - 30.61
2018	8	22.69 - 22.69	185	0.98	0.90 - 0.90	(13.96) - (13.96)

51

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,		
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***
			Invesco V.I. Global Strategic Income Fund - Series I			
2022	17	$ 20.31 - $ 20.31	$ 348	— %	0.90 - 0.90 %	(12.25) - (12.25) %
2021	20	23.15 - 23.15	468	4.53	0.90 - 0.90	(4.28) - (4.28)
2020	22	24.18 - 24.18	538	5.64	0.90 - 0.90	2.47 - 2.47
2019	25	23.60 - 23.60	580	3.77	0.90 - 0.90	9.81 - 9.81
2018	28	21.49 - 21.49	606	4.94	0.90 - 0.90	(5.26) - (5.26)
			Invesco V.I. Government Money Market Fund Series I			
2022	113	9.98 - 12.06	1,235	1.37	0.90 - 0.90	0.55 - 0.55
2021	132	9.93 - 12.00	1,443	0.01	0.90 - 0.90	(0.89) - (0.89)
2020	146	10.02 - 12.10	1,624	0.30	0.90 - 0.90	(0.60) - (0.60)
2019	157	10.08 - 12.18	1,769	1.88	0.90 - 0.90	0.98 - 0.98
2018	167	9.98 - 12.06	1,836	2.37	0.90 - 0.90	0.64 - 0.64
			Invesco V.I. Government Securities			
2022	44	16.70 - 17.55	772	1.89	0.90 - 0.90	(11.09) - (11.09)
2021	53	18.78 - 19.74	1,036	2.33	0.90 - 0.90	(3.14) - (3.14)
2020	60	19.39 - 20.38	1,222	2.36	0.90 - 0.90	5.32 - 5.32
2019	67	18.41 - 19.35	1,286	2.38	0.90 - 0.90	5.12 - 5.12
2018	81	17.51 - 18.41	1,474	2.14	0.90 - 0.90	(0.35) - (0.35)
			Invesco V.I. High Yield			
2022	24	11.72 - 19.47	360	4.57	0.90 - 0.90	(10.36) - (10.36)
2021	25	13.08 - 21.72	433	4.27	0.90 - 0.90	3.45 - 3.45
2020	32	12.64 - 21.00	544	5.90	0.90 - 0.90	2.39 - 2.39
2019	35	12.34 - 20.51	589	5.70	0.90 - 0.90	12.49 - 12.49
2018	45	10.97 - 18.23	677	5.04	0.90 - 0.90	(4.22) - (4.22)
			Invesco V.I. Main Street Fund® - Series I			
2022	16	26.81 - 26.81	431	1.42	0.90 - 0.90	(20.85) - (20.85)
2021	18	33.87 - 33.87	595	0.68	0.90 - 0.90	26.43 - 26.43
2020	21	26.79 - 26.79	554	1.43	0.90 - 0.90	12.92 - 12.92
2019	24	23.73 - 23.73	560	1.02	0.90 - 0.90	30.90 - 30.90
2018	27	18.13 - 18.13	480	1.18	0.90 - 0.90	(8.72) - (8.72)
			Invesco V.I. Main Street Mid Cap Fund - Series I			
2022	9	37.86 - 37.86	351	0.35	0.90 - 0.90	(15.03) - (15.03)
2021	10	44.56 - 44.56	434	0.45	0.90 - 0.90	22.14 - 22.14
2020	10	36.48 - 36.48	368	0.72	0.90 - 0.90	8.27 - 8.27
2019	11	33.69 - 33.69	360	0.50	0.90 - 0.90	24.15 - 24.15
2018	13	27.14 - 27.14	362	0.50	0.90 - 0.90	(12.15) - (12.15)
			Invesco V.I. Managed Volatility Fund Series I (On April 30 2021, Invesco Managed Volatility Fund Series I merged into Invesco V.I. Equity and income)			
2022	—	— - —	—	—	—	— - —
2021	—	33.68 - 33.68	—	2.05	0.90 - 0.90	8.18 - 8.18
2020	26	31.13 - 31.13	817	2.17	0.90 - 0.90	(2.38) - (2.38)
2019	26	31.89 - 31.89	834	1.38	0.90 - 0.90	17.52 - 17.52
2018	27	27.14 - 27.14	733	2.01	0.90 - 0.90	(11.80) - (11.80)

52

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,		
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***
	Invesco V.I. S&P 500 Index Fund (On April 29,2022, Invesco V.I. S&P 500 Index Fund merged into Invesco V.I. Equally-Weighted S&P 500 Fund - Series I)					
2022	—	$ 35.39 - $ 35.39	$ —	1.54 %	0.90 - 0.90 %	(13.28) - (13.28) %
2021	46	40.82 - 40.82	1,869	1.24	0.90 - 0.90	27.12 - 27.12
2020	48	32.11 - 32.11	1,550	1.68	0.90 - 0.90	16.93 - 16.93
2019	51	27.46 - 27.46	1,407	1.40	0.90 - 0.90	29.73 - 29.73
2018	56	21.17 - 21.17	1,195	1.54	0.90 - 0.90	(5.66) - (5.66)
	Invesco V.I. Technology					
2022	3	34.83 - 34.83	104	—	0.90 - 0.90	(40.49) - (40.49)
2021	4	58.53 - 58.53	253	—	0.90 - 0.90	13.39 - 13.39
2020	4	51.62 - 51.62	225	—	0.90 - 0.90	44.81 - 44.81
2019	5	35.65 - 35.65	174	—	0.90 - 0.90	34.66 - 34.66
2018	5	26.47 - 26.47	130	—	0.90 - 0.90	(1.35) - (1.35)
	Invesco V.I. Value Opportunities (On April 30 2021, Invesco V.I. Value Opportunities merged into Invesco V.I. American Value)					
2022	—	— - —	—	—	—	— - —
2021	—	29.40 - 29.40	—	0.76	0.90 - 0.90	28.12 - 28.12
2020	20	22.95 - 22.95	467	0.39	0.90 - 0.90	4.51 - 4.51
2019	25	21.96 - 21.96	550	0.23	0.90 - 0.90	29.45 - 29.45
2018	33	16.96 - 16.96	559	0.32	0.90 - 0.90	(19.91) - (19.91)
	MFS® VIT Growth Series Initial Class					
2022	16	58.12 - 58.12	945	—	0.90 - 0.90	(32.25) - (32.25)
2021	18	85.79 - 85.79	1,502	—	0.90 - 0.90	22.43 - 22.43
2020	20	70.07 - 70.07	1,382	—	0.90 - 0.90	30.68 - 30.68
2019	23	53.62 - 53.62	1,225	—	0.90 - 0.90	36.91 - 36.91
2018	26	39.17 - 39.17	1,020	0.09	0.90 - 0.90	1.74 - 1.74
	MFS® VIT Investors Trust Series Initial Class					
2022	6	30.63 - 30.63	192	0.61	0.90 - 0.90	(17.24) - (17.24)
2021	8	37.01 - 37.01	280	0.62	0.90 - 0.90	25.68 - 25.68
2020	8	29.45 - 29.45	226	0.66	0.90 - 0.90	12.85 - 12.85
2019	8	26.10 - 26.10	215	0.69	0.90 - 0.90	30.40 - 30.40
2018	8	20.01 - 20.01	165	0.64	0.90 - 0.90	(6.34) - (6.34)
	MFS® VIT New Discovery Series Initial Class					
2022	1	31.74 - 31.74	40	—	0.90 - 0.90	(30.39) - (30.39)
2021	1	45.59 - 45.59	58	—	0.90 - 0.90	0.89 - 0.89
2020	1	45.19 - 45.19	65	—	0.90 - 0.90	44.58 - 44.58
2019	1	31.26 - 31.26	45	—	0.90 - 0.90	40.43 - 40.43
2018	2	22.26 - 22.26	40	—	0.90 - 0.90	(2.36) - (2.36)
	MFS® VIT Research Series Initial Class					
2022	1	27.06 - 27.06	21	0.38	0.90 - 0.90	(17.95) - (17.95)
2021	2	32.98 - 32.98	57	0.54	0.90 - 0.90	23.68 - 23.68
2020	2	26.67 - 26.67	47	0.73	0.90 - 0.90	15.55 - 15.55
2019	2	23.08 - 23.08	41	0.79	0.90 - 0.90	31.76 - 31.76
2018	2	17.52 - 17.52	31	0.70	0.90 - 0.90	(5.23) - (5.23)

53

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,		
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***
			MFS® VIT Utilities Series Initial Class			
2022	3	$ 63.86 - $ 63.86	$ 185	2.42 %	0.90 - 0.90 %	(0.15) - (0.15) %
2021	3	63.95 - 63.95	187	1.75	0.90 - 0.90	13.07 - 13.07
2020	3	56.56 - 56.56	167	2.14	0.90 - 0.90	4.95 - 4.95
2019	4	53.89 - 53.89	208	4.04	0.90 - 0.90	23.95 - 23.95
2018	4	43.48 - 43.48	169	1.10	0.90 - 0.90	0.15 - 0.15
			Morgan Stanley VIF Core Plus Fixed Income Class I			
2022	11	18.72 - 18.72	202	4.04	0.90 - 0.90	(15.10) - (15.10)
2021	12	22.05 - 22.05	271	3.87	0.90 - 0.90	(1.22) - (1.22)
2020	13	22.32 - 22.32	294	2.92	0.90 - 0.90	6.83 - 6.83
2019	15	20.89 - 20.89	317	3.70	0.90 - 0.90	9.89 - 9.89
2018	21	19.01 - 19.01	404	2.55	0.90 - 0.90	(1.55) - (1.55)
			Morgan Stanley VIF Emerging Markets Class I			
2022	2	28.27 - 28.27	70	0.41	0.90 - 0.90	(25.75) - (25.75)
2021	3	38.07 - 38.07	106	0.81	0.90 - 0.90	2.06 - 2.06
2020	3	37.30 - 37.30	115	1.44	0.90 - 0.90	13.41 - 13.41
2019	4	32.89 - 32.89	122	1.06	0.90 - 0.90	18.52 - 18.52
2018	4	27.75 - 27.75	107	0.47	0.90 - 0.90	(18.21) - (18.21)
			Morgan Stanley VIF Global Strategist Portfolio Class I			
2022	39	17.31 - 17.31	673	—	0.90 - 0.90	(17.68) - (17.68)
2021	40	21.03 - 21.03	846	1.86	0.90 - 0.90	7.40 - 7.40
2020	45	19.58 - 19.58	882	1.49	0.90 - 0.90	9.92 - 9.92
2019	48	17.81 - 17.81	860	1.84	0.90 - 0.90	16.72 - 16.72
2018	52	15.26 - 15.26	791	1.14	0.90 - 0.90	(7.35) - (7.35)
			Morgan Stanley VIF Growth Class I			
2022	66	27.53 - 38.43	2,498	—	0.90 - 0.90	(60.43) - (60.43)
2021	75	69.56 - 97.12	7,201	—	0.90 - 0.90	(0.79) - (0.79)
2020	80	70.12 - 97.89	7,791	—	0.90 - 0.90	115.37 - 115.37
2019	86	32.56 - 45.45	3,858	—	0.90 - 0.90	30.63 - 30.63
2018	19	24.92 - 34.80	609	—	0.90 - 0.90	6.57 - 6.57
			Morgan Stanley VIF U.S. Real Estate Class I			
2022	4	33.57 - 46.46	150	1.22	0.90 - 0.90	(27.71) - (27.71)
2021	4	46.43 - 64.27	208	2.02	0.90 - 0.90	38.55 - 38.55
2020	4	33.51 - 46.39	167	2.83	0.90 - 0.90	(17.60) - (17.60)
2019	5	40.67 - 56.29	218	1.88	0.90 - 0.90	17.87 - 17.87
2018	4	34.50 - 47.76	179	2.69	0.90 - 0.90	(8.55) - (8.55)
			Morgan Stanley VIS Global Infrastructure Portfolio Class X			
2022	8	37.96 - 37.96	299	2.90	0.90 - 0.90	(8.84) - (8.84)
2021	8	41.64 - 41.64	341	2.64	0.90 - 0.90	13.24 - 13.24
2020	12	36.78 - 36.78	426	1.68	0.90 - 0.90	(2.04) - (2.04)
2019	12	37.54 - 37.54	453	2.73	0.90 - 0.90	27.15 - 27.15
2018	12	29.52 - 29.52	359	2.83	0.90 - 0.90	(8.68) - (8.68)

54

EVERLAKE LIFE VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,		
	Accumulation Units (000s)	Accumulation Unit Value Lowest to Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return Lowest to Highest***
			Morgan Stanley VIS Income Plus Portfolio Class X			
2022	40	$ 25.78 - $ 25.78	$ 1,030	1.84 %	0.90 - 0.90 %	(17.22) - (17.22) %
2021	41	31.14 - 31.14	1,286	3.35	0.90 - 0.90	(2.75) - (2.75)
2020	43	32.02 - 32.02	1,361	3.36	0.90 - 0.90	9.64 - 9.64
2019	45	29.21 - 29.21	1,312	3.64	0.90 - 0.90	14.92 - 14.92
2018	51	25.41 - 25.41	1,291	3.38	0.90 - 0.90	(4.88) - (4.88)
			Putnam VT Global Health Care Fund Class IB			
2022	1	44.89 - 44.89	31	0.47	0.90 - 0.90	(5.53) - (5.53)
2021	1	47.52 - 47.52	53	1.08	0.90 - 0.90	18.33 - 18.33
2020	1	40.15 - 40.15	46	0.50	0.90 - 0.90	15.24 - 15.24
2019	1	34.85 - 34.85	42	—	0.90 - 0.90	29.12 - 29.12
2018	2	26.99 - 26.99	54	0.96	0.90 - 0.90	(1.49) - (1.49)
			Putnam VT Growth Opportunities Fund Class IB			
2022	2	41.87 - 41.87	68	—	0.90 - 0.90	(31.12) - (31.12)
2021	1	60.79 - 60.79	89	—	0.90 - 0.90	21.56 - 21.56
2020	1	50.01 - 50.01	73	0.04	0.90 - 0.90	37.47 - 37.47
2019	2	36.38 - 36.38	64	0.13	0.90 - 0.90	35.52 - 35.52
2018	2	26.84 - 26.84	50	—	0.90 - 0.90	1.46 - 1.46
			Putnam VT International Equity Fund Class IB			
2022	2	19.03 - 19.03	41	1.49	0.90 - 0.90	(15.53) - (15.53)
2021	3	22.53 - 22.53	64	1.13	0.90 - 0.90	7.85 - 7.85
2020	3	20.89 - 20.89	58	1.53	0.90 - 0.90	11.09 - 11.09
2019	3	18.80 - 18.80	57	1.34	0.90 - 0.90	24.03 - 24.03
2018	3	15.16 - 15.16	46	1.35	0.90 - 0.90	(19.84) - (19.84)
			Putnam VT Large Cap Value Fund - Class IB			
2022	4	50.28 - 50.28	199	1.49	0.90 - 0.90	(4.00) - (4.00)
2021	5	52.37 - 52.37	249	1.20	0.90 - 0.90	26.16 - 26.16
2020	5	41.51 - 41.51	202	1.69	0.90 - 0.90	4.85 - 4.85
2019	5	39.59 - 39.59	194	2.12	0.90 - 0.90	29.24 - 29.24
2018	6	30.63 - 30.63	190	0.69	0.90 - 0.90	(9.31) - (9.31)
			Putnam VT Research Fund Class IB			
2022	1	38.14 - 38.14	56	0.56	0.90 - 0.90	(18.02) - (18.02)
2021	1	46.53 - 46.53	69	0.10	0.90 - 0.90	23.02 - 23.02
2020	1	37.82 - 37.82	56	0.67	0.90 - 0.90	18.84 - 18.84
2019	2	31.83 - 31.83	68	1.13	0.90 - 0.90	32.04 - 32.04
2018	2	24.10 - 24.10	52	—	0.90 - 0.90	(5.57) - (5.57)

55

EVERLAKE LIFE INSURANCE COMPANY Statutory-basis Statements of Financial Statements as of December 31, 2022 and 2021, Statutory-basis Statements of Operations, Changes in Capital and Surplus and Cash Flows for the Years Ended December 31, 2022, 2021 and 2020, Statutory-basis Supplemental Schedules as of December 31, 2022, Independent Auditor’s Report 1

Independent Auditor’s Report To the Audit & Risk Committee of Everlake US Holdings Company Northbrook, Illinois Opinions We have audited the statutory-basis financial statements of Everlake Life Insurance Company (the “Company”), which is a wholly-owned subsidiary of Everlake US Holdings Company, which comprise the statutory-basis statements of financial position as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”). Unmodified Opinion on Statutory-Basis of Accounting In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance described in Note 2. Also, in our opinion, Schedule I-Summary of Investments Other Than Investments in Related Parties, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein. Adverse Opinion on Accounting Principles Generally Accepted in the United States of America In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Everlake Life Insurance Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022. Basis for Opinions We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory- Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions. Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Illinois Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory- basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive. Responsibilities of Management for the Statutory-Basis Financial Statements Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error. In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued. Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements. In performing an audit in accordance with GAAS, we: • Exercise professional judgment and maintain professional skepticism throughout the audit. • Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements. 2

• Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed. • Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements. • Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. Other Information Included in the Registration Statement Management is responsible for the other information included in the Registration Statement. The other information comprises the information included in the Registration Statement but does not include the statutory-basis financial statements and our auditor’s report thereon. Our opinion on the statutory-basis financial statements does not cover the other information, and we do not express an opinion or any form of assurance thereon. In connection with our audits of the statutory-basis financial statements, our responsibility is to read the other information and consider whether a material inconsistency exists between the other information and the statutory-basis financial statements, or the other information otherwise appears to be materially misstated. If, based on the work performed, we conclude that an uncorrected material misstatement of the other information exists, we are required to describe it in our report. /s/ DELOITTE & TOUCHE LLP Chicago, Illinois March 24, 2023 3

EVERLAKE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

($ in millions, except par value and number of shares)	December 31, 2022	December 31, 2021
ADMITTED ASSETS		
Bonds (fair value: $14,896 and $18,451)	$ 16,542	$ 17,965
Common stocks:		
Unaffiliated companies (cost: $12 and $9)	15	11
Subsidiaries and affiliates (cost: $64 and $54)	47	35
Mortgage loans on real estate	4,107	2,968
Cash, cash equivalents and short-term investments	328	1,315
Contract loans	540	554
Derivatives	65	126
Other invested assets	1,677	1,470
Receivables for securities	40	12
Subtotals, cash and invested assets	23,361	24,456
Investment income due and accrued	179	154
Premiums and considerations	162	170
Reinsurance recoverables and other reinsurance receivables	201	191
Other receivables	27	2
Advanced benefits	31	33
Other assets	6	7
From Separate Accounts, Segregated Accounts and Protected Cell Accounts	2,035	3,135
Total admitted assets	$ 26,002	$ 28,148
LIABILITIES		
Aggregate reserve for life contracts	$ 11,846	$ 12,166
Aggregate reserve for accident and health contracts	33	35
Liability for deposit-type contracts	1,517	1,608
Contract claims and liabilities	79	87
Other amounts payable on reinsurance	110	245
Interest maintenance reserve	—	145
Net deferred tax liability	120	167
Asset valuation reserve	427	496
Payable to parent, subsidiaries and affiliates	38	21
Funds held under reinsurance treaties with unauthorized and certified reinsurers	6,555	6,740
Funds held under coinsurance	764	807
Derivatives	32	79
Repurchase agreement	552	—
Other liabilities	134	15
From Separate Accounts Statement	2,035	3,135
Total liabilities	24,242	25,746
CAPITAL AND SURPLUS		
Common capital stock ($227 par value; 23,800 shares authorized, issued and outstanding)	5	5
Gross paid in and contributed surplus	1,678	1,927
Unassigned funds (surplus)	77	470
Total capital and surplus	1,760	2,402
Total liabilities and capital and surplus	$ 26,002	$ 28,148

See notes to statutory-basis financial statements.

4

EVERLAKE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS

($ in millions)	Year Ended December 31,		
	2022	2021	2020
Premiums and annuity considerations for life and accident and health contracts	$ 662	$ (5,882)	$ 1,484
Net investment income	1,052	1,323	1,143
Amortization of interest maintenance reserve	54	44	19
Commissions and expense allowances on reinsurance ceded	70	(420)	101
Reserve adjustments on reinsurance ceded	(305)	(422)	(370)
Fees associated with Separate Accounts	42	42	37
Experience refund on reinsurance ceded	154	73	168
Non-proprietary product revenue	—	17	33
Other income	2	2	—
Total	1,731	(5,223)	2,615
Death benefits	447	721	708
Annuity benefits	458	722	791
Surrender benefits and withdrawals for life contracts	389	492	540
Interest and adjustments on contracts or deposit-type contract funds	49	71	97
Increase (Decrease) in aggregate reserves for life and accident and health contracts	(331)	(7,027)	474
Other contract benefits	7	24	44
Commissions and general insurance expenses, including insurance taxes, licenses and fees	163	362	315
Net transfers to or (from) Separate Accounts net of reinsurance	(310)	(465)	(415)
Funds withheld expense	408	231	33
Total	1,280	(4,869)	2,587
Net gain (loss) from operations after dividends to policyholders and before federal income taxes and realized capital gains or (losses)	451	(354)	28
Federal and foreign income taxes incurred (excluding tax on capital gains)	94	(30)	—
Net gain (loss) from operations after dividends to policyholders and federal income taxes and before realized capital gains or (losses)	357	(324)	28
Net realized capital gains (losses) (excluding gains (losses) transferred to the IMR) less capital gains tax of $(8), $(156) and $8 (excluding taxes of $(60), $105 and $17 transferred to the IMR)	(30)	1,397	29
Net income	$ 327	$ 1,073	$ 57

See notes to statutory-basis financial statements.

5

EVERLAKE LIFE INSURANCE COMPANY STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS ($ in millions) Year Ended December 31, 2022 2021 2020 Capital and surplus, December 31, prior year $ 2,402 $ 3,927 $ 3,817 Net income 327 1,073 57 Change in net unrealized capital gains (losses) (117) (791) (130) Change in net unrealized foreign exchange capital gains (losses) 2 (16) 25 Change in net deferred income tax 27 (545) 75 Change in nonadmitted assets (89) 226 48 Change in reserve on account of change in valuation basis (11) 3 — Change in asset valuation reserve 69 477 35 Paid-in surplus adjustment (249) 40 — Dividends to stockholder (601) (1,992) — Capital and surplus, December 31, current year $ 1,760 $ 2,402 $ 3,927 See notes to statutory-basis financial statements. 6

EVERLAKE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

($ in millions)	Year Ended December 31, 2022	2021	2020
Cash from operations			
Premiums collected net of reinsurance	$ 669	$ (5,692)	$ 910
Net investment income	1,002	1,449	1,169
Miscellaneous income	203	193	343
Total	1,874	(4,050)	2,422
Benefits and loss related payments	1,515	2,250	2,386
Net transfers to Separate, Segregated Accounts and Protected Cell Accounts	(375)	(465)	(402)
Commissions, expenses paid and aggregate write-ins for deductions	574	589	314
Federal and foreign income taxes paid (recovered)	15	195	10
Total	1,729	2,569	2,308
Net cash from operations	145	(6,619)	114
Cash from investments			
Proceeds from investments sold, matured or repaid	8,844	11,808	5,998
Cost of investments acquired (long-term only)	9,367	9,243	6,006
Net increase or (decrease) in contract loans and premium notes	(13)	(24)	(13)
Net cash from investments	(510)	2,589	5
Cash from financing and miscellaneous sources			
Capital and paid-in surplus, less treasury stock	(249)	40	—
Net deposits on deposit-type contracts and other insurance liabilities	(141)	(200)	(239)
Dividends to stockholder	601	1,638	—
Other cash provided (applied)	369	6,452	(82)
Net cash from financing and miscellaneous sources	(622)	4,654	(321)
Reconciliation of cash, cash equivalents and short-term investments			
Net change in cash, cash equivalents and short-term investments	(987)	624	(202)
Cash, cash equivalents and short-term investments, beginning of year	1,315	691	893
Cash, cash equivalents and short-term investments, end of period	$ 328	$ 1,315	$ 691
Supplemental disclosures for non-cash transactions			
Assets transferred from/to parent	$ —	$ 3,001	$ —
Assets transferred to an affiliate due to reinsurance	—	503	—
Dividends to parent	—	354	—
Assets transferred from/to a subsidiary	1,009	176	—
Portfolio investments exchanged	398	172	425
Reinvestment of non-cash distributions from other invested assets	—	120	30
Income from other invested assets	—	75	14
Bonds transferred for reinsurance settlement	226	37	—
Change in payable for securities acquired	1	21	23
Change in receivable for securities sold	37	8	2
Change in commitment on low income housing investments	—	1	117
Liability associated with other invested assets	—	1	1
Assets transferred from an affiliate due to reinsurance	—	—	591
IMR transferred due to reinsurance	—	—	37

See notes to statutory-basis financial statements.

7

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS 1. General Everlake Life Insurance Company (the “Company”, formerly known as Allstate Life Insurance Company), an Illinois domiciled insurer, is a wholly owned subsidiary of Everlake US Holdings Company (“EUHC”), a Delaware corporation. EUHC is a wholly owned subsidiary of Everlake US Parent Company, a Delaware corporation. Everlake US Parent Company is a wholly owned subsidiary of Everlake Holdings, LP. Prior to November 1, 2021, the Company was a wholly owned subsidiary of Allstate Insurance Company (“AIC”), an Illinois domiciled insurer. AIC is a wholly owned subsidiary of Allstate Insurance Holdings, LLC (“AIH”), a Delaware limited liability company. AIH is a wholly owned subsidiary of The Allstate Corporation (the “Corporation”). On January 26, 2021, AIC and Allstate Financial Insurance Holding Corporation (“AFIHC” or “seller”) entered into the Stock Purchase Agreement (“ALIC Purchase Agreement”) with EUHC (formerly Antelope US Holdings Company), an affiliate of an investment fund managed by Blackstone Inc. to sell the Company and certain affiliates. The necessary state regulatory approvals were received on October 29, 2021 and the sale of the Company and certain affiliates was completed on November 1, 2021, at which time EUHC became the parent of the Company. Subsequently, the Company was renamed to Everlake Life Insurance Company. The Company previously sold life insurance through Allstate exclusive agents and exclusive financial specialists. The Company is authorized to sell life insurance and retirement products in 49 states, the District of Columbia and Puerto Rico. The Company’s business consists of traditional, interest-sensitive and variable life insurance. Term and whole life insurance offer basic life protection solutions. Universal life and retirement products cover more advanced needs. The Company discontinued sales of insurance products during third quarter 2021. Since the acquisition by EUHC on November 1, 2021, the Company’s strategy is to build scale and diversify its business through the opportunistic acquisition of life and annuity liabilities. These acquisitions could be structured as purchase agreements or reinsurance agreements. For 2022, the top geographic locations for direct statutory premiums and annuity considerations were California, Texas, Florida, Illinois and Pennsylvania. No other jurisdictions accounted for more than 5% of direct statutory premiums and annuity considerations. 2. Summary of Significant Accounting Policies Basis of presentation The Company prepares its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (“IL DOI”). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The State of Illinois requires its domestic insurance companies to prepare financial statements in conformity with the NAIC Accounting Practices and Procedures Manual (“APPM”), which includes all Statements of Statutory Accounting Principles (“SSAPs”), subject to any deviations prescribed or permitted by the IL DOI. The Company’s net income and capital and surplus did not include any accounting practices prescribed or permitted by the IL DOI during 2022 and 2021. The Company held one nonconforming credit tenant loan (“CTL”) with a carrying value of $14 million, as of December 31, 2020. This nonconforming CTL was reported on Schedule D, Part 1 of the Annual Statement with an NAIC Designation of 2.B FE. The asset was filed with the Securities Valuation Office (“SVO”) on January 14, 2021 and included as a permitted practice for the 2020 reporting year pursuant to the Statutory Accounting Principles Working Group INT 20-10. The CTL received an SVO-assigned designation during the first quarter of 2021. 8

A reconciliation of the Company's net income and capital and surplus between statutory accounting principles ("SAP") per the APPM and practices prescribed or permitted by the IL DOI as of December 31 is shown below.

($ in millions)	Year Ended December 31		
	2022	2021	2020
Net Income			
The Company's state basis	$ 327	$ 1,073	$ 57
State prescribed practices that increase/(decrease) NAIC SAP:	—	—	—
State permitted practices that increase/(decrease) NAIC SAP:	—	—	—
NAIC SAP	$ 327	$ 1,073	$ 57
Surplus			
The Company's state basis	$ 1,760	$ 2,402	$ 3,927
State prescribed practices that increase/(decrease) NAIC SAP:	—	—	—
State permitted practices that increase/(decrease) NAIC SAP:	—	—	—
Nonconforming CTL reported on Schedule D Part 1 of the Annual Statement	—	—	14
Nonconforming CTL reported on Schedule BA Part 1 of the Annual Statement	—	—	(14)
NAIC SAP	$ 1,760	$ 2,402	$ 3,927

Accounting practices and procedures of the NAIC as prescribed or permitted by the IL DOI comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences relevant to the Company are as follows:

- Bonds, including loan-backed and structured securities ("LBASS") but excluding Securities Valuation Office ("SVO")-identified investments, and short-term investments are stated at amortized cost, or lower of amortized cost or fair value, or recovery value, while under GAAP, they are carried at fair value.
- Under the APPM, unaffiliated common stocks are reported at fair value and changes in fair value are recorded as a change in net unrealized capital gains (losses), which is a component of unassigned surplus. Under GAAP, equity investments, including common stocks and limited partnership interests not accounted for under the equity method of accounting ("EMA") or that do not result in consolidation, are measured at fair value with changes in fair value recognized in net income.
- Under the APPM, mortgage loans are carried at unpaid principal amount net of unamortized premium or discount. Under GAAP they are carried at amortized cost, net of credit loss allowances, which are estimates of expected credit losses, established for loans upon origination or purchase, and are established considering all relevant information available, including past events, current conditions, and reasonable and supportable forecasts over the life of the loans. Under the APPM, impairment adjustments on mortgage loans are recorded when it is probable contractual principal and interest will not be collected. Other-than-temporary impairment ("OTTI") adjustments reduce the carrying value of mortgage loans to the fair value of the collateral less the estimated cost to sell. Under GAAP, loans are evaluated on a pooled basis when they share similar risk characteristics; while under the APPM, loans are evaluated individually.
- Investments classified as cash equivalents under the APPM are stated at fair value or amortized cost, while under GAAP these investments are carried at fair value.
- Certain investments in joint ventures, partnerships and limited liability companies under GAAP are recorded at fair value. Per the APPM, these investments require EMA to be used. EMA on a statutory basis, in conjunction with asset valuation reserve ("AVR") recognition requirements as discussed below, recognizes the earnings of the investment in surplus with only the portion distributed recorded in investment income, while GAAP recognizes all earnings, both distributed and undistributed in investment income. Investments in joint ventures, partnerships and limited liability companies are required to have audited U.S. GAAP financial statements or audited U.S. tax-basis financial statements to be admitted. For investments in non-U.S. joint ventures, partnerships and limited liability companies for which

9

audited GAAP or International Financial Reporting Standards financial statements are not available, admission requires using certain audited financial statements prepared using foreign generally accepted accounting principles with an audited reconciliation to U.S. GAAP. • Investments in certain non-insurance affiliates are carried at amounts prescribed by the APPM and admitted if there are audited GAAP financial statements. GAAP requires consolidation when certain criteria are met. Differences between the APPM and GAAP result from differences in the entities that are accounted for under EMA, combined or consolidated, as well as differences in accounting practices and procedures. • Realized investment capital gains or losses are reported net of related income taxes, while under GAAP, such gains or losses are reported gross of tax. • Under both GAAP and the APPM, the Company is required to identify impairments and recognize credit or intent related losses on bonds including LBASS (i.e., the term used in the APPM is “other-than-temporary impairment”, effective January 1, 2020, this term is no longer used in GAAP). However, the measurement of credit impairments differs for bonds and the trigger for intent impairments differs for LBASS. Intent related credit losses are recorded when there is a decision to sell a security or when it is more likely than not that the Company will be required to sell the security before the recovery of the amortized cost basis. Under GAAP and the APPM, for intent related credit losses, bonds, including LBASS are written down to fair value. In addition, for LBASS under the APPM, intent related OTTI is also recognized when there is no intent and ability to hold the security until it recovers in value, which is not required under GAAP. Credit related impairments result from an assessment that the entire amortized cost basis is not expected to be recovered. Under GAAP, for bonds, including LBASS, in an unrealized loss position, credit losses are recorded to expected recovery value, which is recognized as a contra asset allowance and may not exceed fair value. Recovery value is determined by calculating the best estimate of future cash flows considering past events, current conditions and reasonable and supportable forecasts discounted at the security’s current effective rate. Under the APPM, for credit related OTTI, bonds other than LBASS, are written down to fair value and LBASS are written down to the expected recovery value. • Under the APPM, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item with no ineffectiveness separately recorded. Derivatives that are not designated as accounting hedges are recorded at fair value, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus until the transaction is closed (e.g., terminated, sold, expired, exercised). Derivatives which are used in replication are reported in a manner consistent with the asset that has been replicated. Embedded derivative instruments are not accounted for separately as derivative instruments. Derivative assets and liabilities are reported gross in the financial statements. Under GAAP, derivatives that qualify as a fair value hedge are recorded at fair value in the same income statement line item as the hedged item; cash flow hedges are also recorded at fair value. Hedge ineffectiveness, if any, is recorded along with the hedged item. The change in fair value of a non-hedge derivative, including derivatives used in replication, is recorded as a realized capital gain or loss. Embedded derivative instruments are accounted for separately and marked to market through realized capital gains or losses. Derivative assets and liabilities that qualify for offsetting with a counterparty are reported as a net asset or liability in the financial statements. • The APPM requires that, if in the aggregate, the Company has a net negative cash balance it shall be reported as a negative asset. GAAP requires that such negative cash balances be reported as other liabilities. • Under the APPM, costs that are related directly to the successful acquisition of new or renewal life insurance and investment contracts, principally agents’ and brokers’ remuneration and certain underwriting costs, are expensed as incurred. Under GAAP, these costs are deferred and amortized to income either over the premium paying period of the related policies in proportion to the estimated revenue on such business or in relation to the present value of estimated gross profits on such business over the estimated lives of the contracts. • Both GAAP and the APPM require a provision for deferred taxes on temporary differences between the reporting and tax bases of assets and liabilities. The change in deferred taxes is reported in surplus per the APPM, while under GAAP, the change is reported in the Statement of Operations. The APPM also includes limitations as to the amount of deferred tax assets (“DTAs”) that may be reported as an admitted asset. Both GAAP and the APPM require a valuation allowance for DTAs and the allowance is similarly measured. • Under the APPM, the effects of reinsurance are netted against the corresponding assets or liabilities versus reported on a gross basis for GAAP. For paid and unpaid reinsurance recoverables and receivables reported gross on the GAAP balance sheet, effective January 1, 2020 credit loss allowances, which are estimates of expected credit losses, are established through a charge to GAAP income and reported as a contra asset. GAAP credit loss allowances are established considering all relevant information available, including past events, current conditions, and reasonable and supportable forecasts over the life of the asset. Under GAAP, reinsurance recoverables and receivables may be evaluated on a pooled basis when they share similar risk characteristics; while under the APPM, reinsurance recoverables and receivables are generally evaluated individually for collectibility and amounts determined to be 10 uncollectible are charged to income in the period the determination is made. Under the APPM, a loss on reinsurance is expensed immediately, while under GAAP, a loss is deferred as cost of reinsurance and amortized into income over the estimated life of the policies. • Certain reported assets, including negative interest maintenance reserve (“IMR”), prepaid commissions, prepaid expenses, certain other receivables over 90 days past due, certain agent and bills receivables and receivable from sale of securities over 15 days past due, are designated as nonadmitted assets and are charged directly to unassigned surplus. Under GAAP, these assets are reported in the Statements of Financial Position, net of any valuation allowance. • For holders of surplus notes, interest is not accrued until approved by the insurance departments of the applicable states of domicile per the APPM. GAAP requires interest on surplus notes to be accrued whether or not state approval has been obtained. • Life statutory policy reserves are based on mortality, interest and other assumptions applied in compliance with statutory regulations and subject to reserve testing with assumption subject to statutory requirements. Health statutory policy reserves are based on morbidity, interest, and withdrawal assumptions applied in compliance with statutory regulations. Statutory formula policy reserves in certain cases are subject to stand alone reserve testing with assumptions subject to statutory requirements. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company’s estimates of mortality, morbidity, interest and withdrawals and include sufficiency testing with assumptions representative of the Company’s current expectations. The effect, if any, on reserves due to a change in valuation basis is recorded directly to unassigned surplus per the APPM rather than included in the determination of net gain from operations for GAAP. • The AVR and IMR are required by the APPM, but not GAAP. • Under the APPM, liabilities from guaranty funds or other assessments from insolvencies of entities that wrote long term care contracts are recorded at discounted rates, while all other assessments are reported at undiscounted rates. Under GAAP, all guaranty funds or other assessments are reported at undiscounted rates. • The assets and reserves relating to indexed variable annuity contracts are reflected as assets and liabilities related to Separate Accounts and are carried at fair value. Premium receipts and benefits on these contracts are recorded as revenue and expense and are transferred to or (from) the Separate Accounts. Under GAAP, these assets are reported as bonds and mortgage loans. Bonds designated as available for sale are carried at fair value and mortgage loans are carried at amortized cost, net of credit loss allowances, which are estimates of expected credit losses, established for loans upon origination or purchase, and are established considering all relevant information available, including past events, current conditions, and reasonable and supportable forecasts over the life of the loans. Liabilities are reported as contractholder funds. Revenues are comprised of contract charges and fees for contract administration and surrenders. • Under the APPM, premium receipts and benefits on certain annuity contracts and universal life-type contracts are recorded as revenue and expense. Under GAAP, revenue on certain annuity contracts and universal life-type contracts is comprised of contract charges and fees, which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on certain annuity contracts and universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities, while benefits are recognized as expenses in excess of the policyholder account balance. • GAAP requires the presentation of comprehensive income and its components in the financial statements, which is not required by the APPM. • Under the APPM, economic transactions between related parties involving the exchange of assets or liabilities are accounted for at their fair value and non-economic transactions are accounted for at their fair value if lower than book value, while under GAAP, the exchange of assets or liabilities between related parties are accounted for at book value. If the related parties are affiliates under common control and if the common parent is subject to APPM guidance, increases in surplus on such transactions are deferred by the common parent reporting entity. Use of estimates The preparation of financial statements in conformity with the NAIC Annual Statement Instructions and accounting practices prescribed or permitted by the IL DOI requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Reclassification To conform to the current year presentation, certain amounts in the prior year’s financial statements and notes were reclassified. In addition, the classification of the cost of reinsurance associated with the Company’s Funds Withheld Reinsurance Agreement with Everlake Reinsurance Limited was prospectively changed in 2022. In 2022, interest and 11 adjustments on contracts or deposit-type contract funds includes cost of reinsurance of $47 million. In 2021, funds withheld expense includes cost of reinsurance of $7 million. Investments Bonds with an NAIC designation of 1 through 5, including LBASS, and excluding SVO-identified investments, are reported at amortized cost using the effective yield method. Bonds with an NAIC designation of 6 are reported at the lower of amortized cost or fair value, with the difference reflected in unassigned surplus as an unrealized capital loss. In general, LBASS utilize a multi-step process for determining carrying value and NAIC designation in accordance with SSAP No. 43R, Loan-backed and Structured Securities. The Company’s bond portfolio also includes SVO-identified investments, which are reported at fair value. Changes in the fair value of SVO-identified investments are recorded as a change in net unrealized capital gains (losses), which is a component of unassigned surplus. Redeemable preferred stocks are reported at cost, amortized cost or the lower of cost, amortized cost or fair value, depending on the assigned NAIC designation. Perpetual preferred stocks are reported at fair value or the lower of cost or fair value depending on the assigned NAIC designation. Unaffiliated common stocks are reported at fair value. For preferred stocks reported at fair value and unaffiliated common stocks, the differences between amortized cost or cost and fair value are recorded as a change in net unrealized capital gains (losses), which is a component of unassigned surplus. Common stock investments in insurance subsidiaries are recorded based on the underlying statutory equity of the subsidiary. Mortgage and residential loans are reported at unpaid principal balances, net of unamortized premium or discount. Investments in real estate are reported at depreciated cost less encumbrances or the lower of depreciated cost or fair value, less encumbrances and estimated cost to sell the property. Single real estate property investments, that are wholly owned by a limited liability company that is directly and wholly owned by the reporting entity, are reported as real estate investments. Cash equivalents are reported at fair value or amortized cost. Cash equivalents reported at amortized cost are readily convertible into known amounts of cash and so near their maturity that they present an insignificant risk of change in value because of changes in interest rates. Short-term investments are reported at amortized cost. Contract loans are reported at the unpaid principal and capitalized interest balance. Interest is capitalized into the loan balance each contract anniversary. Loans deemed uncollectible are written off. Loan balances in excess of cash value are non- admitted. Other invested assets consist of investments in joint ventures, partnerships, limited liability companies, low income housing tax credit (“LIHTC”) property investments and surplus notes. Investments in joint ventures, partnerships and limited liability companies are generally reported based on the underlying audited GAAP equity of the investee, with undistributed earnings or losses reflected in unassigned surplus as a change in net unrealized capital gains and losses and, are generally recognized on a delay due to the availability of financial statements. The change in net unrealized capital gains and losses is reported in unassigned surplus, as well as used in the calculation of the AVR provision. LIHTC property investments are carried at proportional amortized cost, based on the proportion of tax benefits received in the current year to total estimated tax benefits allocated to the Company. Surplus notes are reported at amortized cost or the lower of amortized cost or fair value depending on the NAIC designation. Realized capital losses recognized on all bonds due to OTTI resulting from changes in the general level of interest rates are reported in the IMR, net of tax and amortized into the Statements of Operations. For LBASS designated as no intent and ability to hold, the non-interest related portion of OTTI losses is used in the calculation of the AVR provision, while the interest- related OTTI is reported in IMR. All other net realized capital gains and losses for other invested assets resulting from changes in the general level of interest rates and OTTI realized capital losses for other invested assets and bonds that are not a result of changes in the general level of interest rates are reported in the Statements of Operations and used in the calculation of the AVR provision, the change of which is reported within unassigned surplus. Investment income primarily consists of interest, dividends, income from limited partnership interests, rental income from real estate and amortization of any premium or discount. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for LBASS is determined considering estimated pay-downs, including prepayments, obtained from third-party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For LBASS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. In periods subsequent to the recognition of an OTTI on a bond, including LBASS, the difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income. Accrual of income is suspended for other-than-temporarily impaired bonds when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans and bank loans that are in default or when the full and timely collection of principal and interest payments is not probable. Cash receipts on investments on 12 nonaccrual status are generally recorded as a reduction of carrying value. Cash distributions received from investments in joint ventures, partnerships and limited liability companies are recognized in investment income to the extent that they are not in excess of the undistributed accumulated earnings attributable to the investee and the unrealized gain would be reversed. Any distributions that are in excess of the undistributed accumulated earnings attributable to the investee reduce the carrying amount of the investment. Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other than temporary declines in fair value, expirations and settlements of certain derivatives. Realized capital gains and losses on investment sales are determined on a specific identification basis. The Company has a comprehensive portfolio monitoring process to identify and evaluate each bond, including LBASS, and common and preferred stock, whose carrying value may be other-than-temporarily impaired. For each bond, excluding LBASS, in an unrealized loss position (fair value is less than amortized cost), the Company assesses whether management with the appropriate authority has made a decision to sell the bond prior to its maturity at an amount below its carrying value. If the decision has been made to sell the bond, the bond’s decline in fair value is considered other than temporary and the Company recognizes a realized capital loss equal to the difference between the amortized cost and the fair value of the bond at the balance sheet date the assessment is made. If the Company has not made the decision to sell the bond, but it is probable the Company will not be able to collect all amounts due according to contractual terms, the bond’s decline in value is considered other-than- temporarily impaired, and a write-down of the amortized cost to fair value is required. For securities with an NAIC designation of 6, unrealized losses that are not deemed other-than-temporarily impaired are reflected in the Company’s unassigned surplus. For LBASS, the Company assesses whether management with the appropriate authority has made a decision to sell each LBASS in an unrealized loss position or does not have the intent and ability to retain the LBASS for a period of time sufficient to recover the amortized cost basis. If either situation exists, the security’s decline in value is considered other-than-temporarily impaired and the security is written down as a realized capital loss to fair value. If management has not made the decision to sell the LBASS and management intends to hold the security for a period of time sufficient to recover the amortized cost basis, the Company analyzes the present value of the discounted cash flows expected to be collected. If the present value of the discounted cash flows expected to be collected is less than the amortized cost, the security is considered other-than-temporarily impaired and the Company recognizes a realized capital loss for the difference between the present value of the discounted cash flows and the amortized cost. For securities with an NAIC designation of 6, unrealized losses that are not deemed other-than- temporarily impaired are reflected in the Company’s unassigned surplus. For common and preferred stocks, the Company considers various factors, including whether the Company has the intent and ability to hold the stock for a period of time sufficient to recover its cost basis. Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the stock’s decline in fair value is other than temporary and the difference between the stock’s cost and fair value is recognized as a realized capital loss. A decision to sell stock for an amount below its cost would be an other than temporary decline and a realized capital loss is recorded. For stocks managed by a third-party, either the Company has contractually retained its decision making authority as it pertains to selling stocks that are in an unrealized loss position or it recognizes an unrealized loss at the end of the period through a charge to realized capital loss. The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for bonds, including LBASS) or cost (for stocks) is below internally established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential OTTI using all reasonably available information relevant to the collectibility or recovery of the security. Inherent in the Company’s evaluation of OTTI for these securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: (1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; (2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and (3) the length of time and extent to which the fair value has been less than amortized cost or cost. Impairment adjustments on mortgage loans are recorded when it is probable contractual principal and interest will not be collected. OTTI adjustments reduce the carrying value of mortgage loans to the fair value of the collateral less the estimated cost to sell. The carrying value of real estate is adjusted for OTTI only if it is not recoverable and exceeds fair value. Due and accrued investment income is recorded as an asset, with three exceptions. Due and accrued investment income on mortgage loans in default, where interest is more than 180 days past due, is nonadmitted. Due and accrued investment income for investments other than mortgage loans, that is more than 90 days past due, is nonadmitted. In addition, due and accrued investment income that is determined to be uncollectible, regardless of its age, is written off in the period that determination is made. All due and accrued investment income was admitted as of December 31, 2022 and 2021. 13

Derivative financial instruments Derivative financial instruments include interest rate, total return, credit default and foreign currency swap agreements, foreign currency forward contracts, futures contracts, interest rate cap agreements and index option contracts. When derivatives meet specific criteria, they may be designated as accounting hedges, which means they may be accounted for and reported on in a manner that is consistent with the hedged asset or liability. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus. The determination of the AVR and IMR impact of realized capital gains and losses on derivatives is based on how the realized capital gains and losses of the underlying asset is reported. The Company’s accounting policy for the various types of derivative instruments is discussed further in Note 5. AVR and IMR The Company establishes the AVR and IMR as promulgated by the NAIC. The AVR offsets potential credit-related investment losses and volatility in recorded changes in fair value measurements on all invested asset categories excluding cash, contract loans, premium notes, collateral notes and income receivables. The AVR calculation is formula-based and considers the prior year reserve balance, the current year’s realized credit-related (default) and equity capital gains and losses, net of capital gains tax, and the current year’s unrealized capital gains and losses, net of deferred taxes thereon, applicable to the invested asset categories that are grouped within the default and equity components. The default component includes long-term bonds, short-term bonds, derivatives and mortgage loans. The equity component includes common stocks and other invested assets. Other invested assets consist of investments in joint ventures, partnerships, limited liability companies, low income housing tax credit property investments, collateral loans and surplus notes. The undistributed earnings or losses from investments in joint ventures, partnerships and limited liability companies are reported as changes in unrealized capital gains and losses and included in the AVR. Cash distributions received from investments in joint ventures, partnerships and limited liability companies are recognized in investment income to the extent that they are not in excess of the undistributed accumulated earnings attributable to the investee and the unrealized gain would be reversed, whereas, any distributions that are in excess of the undistributed accumulated earnings attributable to the investee reduce the carrying amount of the investment. Realized and unrealized capital gains increase the AVR and realized and unrealized capital losses decrease the AVR. The Company’s total AVR is generally limited to a maximum amount of credit-related reserve that is calculated using a set of factors applied to the admitted asset values of the various invested asset categories. Total AVR in one sub-component of either the default or equity component that is in excess of the maximum reserve must be transferred to the “sister” sub-component if that sub-component’s total AVR is below its maximum reserve. If the total AVR in either of the combined default or equity component is in excess of the combined maximum reserve, the Company may transfer the excess to the other component if that component’s total AVR is below its maximum reserve, or the excess reserve may be released to unassigned surplus. In general, decreases in the Company’s total invested assets portfolio will decrease the total AVR and increases will increase the total AVR. The IMR captures the realized capital gains and losses that result from changes in the overall level of interest rates and amortizes them into investment income over the approximate remaining life of the investments sold. The IMR includes all realized capital gains and losses, net of capital gains tax thereon, due to interest rate changes on fixed income investments, mortgage loans and derivatives, and excludes credit-related realized capital gains and losses on default component invested assets, realized capital gains and losses on equity investments and unrealized capital gains and losses. After a realized capital gain or loss has been identified as interest-related and an expected maturity date has been determined, a company may select either a grouped method or seriatim method for calculating the IMR amortization. The Company has elected to use the grouped method in calculating its IMR amortization. The total IMR is calculated by adding the current year’s interest-related capital gains and losses, net of capital gains tax, to the prior year reserve and subtracting the current year’s amortization released to the Statements of Operations. A negative IMR is reported as a nonadmitted asset. Make whole fees and prepayment penalties are recorded as investment income and not included in the IMR. Securities loaned The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions are reinvested in cash equivalents, short-term investments or bonds. Repurchase Agreements The Company is a party to secured financing transactions whereby certain securities are sold under repurchase agreements, in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities at agreed-upon dates specified in the repurchase agreements. Under the repurchase agreements the Company requires collateral equal to, at a minimum, 97 percent of the fair value of the transferred securities. Cash collateral received is invested in various securities which are reported as invested assets on the Company’s Statement of Financial Position and the offsetting collateral liabilities are classified as repurchase agreements and included in aggregate write-ins for liabilities. The reinvested collateral subject to repurchase agreements are classified as restricted assets. 14

The Company manages risk associated with repurchase agreements through counterparty selection and collateral requirements. Repurchase agreements remain subject to counterparty risk and risk of changes in the fair value of the transferred securities. Losses may be recognized if the counterparty defaults or if the fair value of the transferred securities decline to below the amount by which the Company is required to repurchase the securities. Off-balance-sheet financial instruments Commitments to invest, commitments to extend loans, and commitments to purchase private placement securities have off- balance-sheet risk because their contractual amounts are not recorded in the Company’s Statements of Financial Position. The details of the off-balance-sheet commitments are discussed further in Note 5. Premiums and annuity considerations Annual premiums for most traditional life insurance policies are recognized as revenue on the policy anniversary date. Premiums, based on modal payment, for accident and health insurance, group life and certain immaterial traditional life insurance policies are recognized as revenue when due. Considerations received for supplementary contracts with life contingencies are recognized as revenue when due. Premiums for all single and flexible premium life insurance and annuity products are recognized as revenue when collected. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related reserve liability. Premiums written and not yet collected from policyholders are shown as a receivable, with balances older than 90 days nonadmitted. Reserves for policy benefits The Company adopted Principles Based Reserving (“PBR”) which are computed actuarially according to the Valuation Manual Section 20 method with interest, mortality and other assumptions applied in compliance with statutory regulations for life policies issued on or after January 1, 2020. Policy benefit reserves for traditional and flexible premium life insurance policies excluding PBR policies are computed actuarially according to the Commissioners' Reserve Valuation Method with interest, mortality and other assumptions applied in compliance with statutory regulations. Benefit reserves for annuity products are calculated according to the Commissioners' Annuity Reserve Valuation Method with interest, mortality and other assumptions applied in compliance with statutory regulations. Benefit reserves for modified guaranteed annuity products are calculated according to Title 50 of the Illinois Administrative Code, Part 1410 with interest and mortality assumptions in compliance with statutory regulations. Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contractholders, less surrenders and withdrawals that represent a return to the contractholder. For deposit-type funds with no cash values prior to maturity, reserves are present values of contractual payments with interest assumptions in compliance with statutory regulations. Tabular interest on deposit-type funds is calculated as the prescribed valuation interest rate times the mean amount of funds subject to such rate held at the beginning and end of the year of valuation. On February 25, 2022, the Company received approval of membership in the Federal Home Loan Bank of Chicago (“FHLB”). In connection with membership, the Company purchased stock in the FHLB. Acquisition of FHLB capital stock allows members to conduct business activity (borrowings) from the FHLB. These borrowings may take different forms such as debt or funding agreements. All amounts borrowed by the Company in 2022 were in the form of a funding agreement. The Company measures its’ liability for the amounts borrowed in accordance with SSAP No. 52, Deposit-Type Contracts. Policy benefit reserves for accident and health and group life insurance products include claim reserves, contract reserves and unearned premiums, if applicable. Claim reserves, including incurred but not reported claims, represent management's estimate of the ultimate liability associated with unpaid policy claims, based primarily upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in the Statements of Operations when additional information becomes known. On traditional life insurance contracts, the Company waives deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not contracted in excess of the reserve as legally computed. For life contracts, the cost of additional mortality for each policy is assumed to equal the additional premium charged for that policy period and is reserved accordingly. Additional premiums are collected for policies issued on substandard lives. Reserves are held in a manner consistent with traditional policies. For annuity contracts issued as substandard, reserves are calculated according to Actuarial Guidelines IX-A and IX-C as applicable. Tabular interest, tabular less actual reserves released and tabular cost are determined by formula as described in the APPM. Tabular interest for contracts not involving life contingencies represents the net amount credited taking into account increments of premiums and annuity considerations and decrements of benefits, withdrawals, loads and policy charges. Reinsurance The Company reinsures certain of its risks to other insurers primarily under the following types of reinsurance agreements: yearly renewable term, coinsurance, coinsurance with funds withheld and modified coinsurance agreements. These agreements 15 result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies. The amounts reported in the Statements of Financial Position as amounts recoverable from reinsurers include amounts billed to reinsurers for losses paid and experience refunds due. Contract claims are reported net of reinsurance recoverables on unpaid losses, which represent estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contract and in accordance with the coverage, terms and conditions of the reinsurance agreement. Reinsurance premiums are generally reflected in income in a manner consistent with the terms of the reinsurance agreements. Reinsurance does not extinguish the Company’s primary liability under the policies written. Reinsurance recoverable balances that are current and from authorized reinsurers are reported as admitted assets. Reinsurance recoverable balances from unauthorized reinsurers require collateral at least equal to the amount recoverable, or the recoverable balance is nonadmitted. Reinsurance recoverable balances from unauthorized reinsurers where the Company retains assets on a funds withheld basis are reported as admitted assets. All reinsurance recoverable balances that are 90 days past due are nonadmitted. If it is probable that reinsurance recoverables on paid or unpaid claim or benefit payments are uncollectible, these amounts are written off through a charge to the Statements of Operations. Income taxes The income tax provision is calculated under the liability method. DTAs and deferred tax liabilities (“DTLs”) are recorded based on the difference between the statutory financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes also arise from net unrealized capital gains and losses on certain investments carried at fair value. The net change in DTAs and DTLs is applied directly to unassigned surplus. The nonadmitted portion of gross DTAs is determined by applying the rules prescribed by SSAP No. 101, Income Taxes (“SSAP No. 101”). The application of SSAP No. 101 requires the Company to evaluate the recoverability of DTAs and to establish a statutory valuation allowance adjustment (“valuation allowance”) if necessary to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the DTAs and DTLs; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the DTAs; and (7) any tax planning strategies that the Company would employ to avoid an operating loss or tax credit carryforward from expiring unused. Although the realization is not assured, management believes it is more likely than not that the DTAs, net of valuation allowance, will be realized. The stock of the Company was acquired on November 1, 2021 by EUHC. For tax purposes, the transaction was treated as a reinsurance transaction. This treatment resulted in the reset of the tax bases of assets, which impacted the related deferred tax values. The net impact to the deferred tax values is reported in the effective tax rate analysis, except for those items accelerated by the seller through the current provision, such as the acceleration of accounting method changes, and recognition of deferred intercompany gains and losses. Separate Accounts The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders’ claims to the related assets and are carried at the fair value of the assets. In the event the asset values of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Reserves for guarantees provided by the Company are included in the Company’s General Account. The Company holds on a direct basis and assumes via a modified coinsurance agreement, reserves for variable annuity contracts and variable life policies at less than the fund balances carried in the Separate Accounts. The difference between the reserves and the fund balances of the Separate Accounts is transferred from the Separate Accounts to the General Account, and the majority of the variable annuity portion is subsequently reinsured via a modified coinsurance agreement. Premiums, contract benefits, reserve transfers, policy loans and policyholder charges are also transferred from the Separate Accounts to the General Account. Separate Accounts premium deposits, benefit expenses and contract charges for mortality risk, and contract and policy administration are recorded by the Company and reflected in the Statements of Operations. Investment income, realized capital gains and losses and changes in unrealized capital gains and losses related to assets which support variable annuity contracts and variable life policies accrue directly to the contractholders and, therefore, are not included in the Statements of Operations. Investment income, realized capital gains and losses and changes in unrealized capital gains and losses related to assets which support indexed variable annuity contracts accrue to the Company. Gains or losses from the indexed variable annuity business, net of reinsurance, are included in net transfers to or (from) Separate Accounts in the Statements of Operations. Reserve liabilities for indexed variable annuity contracts are valued using a prescribed statutory valuation interest rate. 16

3. Sale of Allstate Life Insurance Company of New York On March 29, 2021, the Company, AIC, AIH and AFIHC entered into a Stock Purchase Agreement (“ALNY Purchase Agreement”) with Wilton Reassurance Company (“WRAC”) to sell all of the shares of common stock of Allstate Life Insurance Company of New York (“ALNY”), a wholly owned subsidiary of the Company and Intramerica Life Insurance Company (“ILIC”), a wholly owned subsidiary of AFIHC for $220 million in cash plus the growth in statutory value through the sale date. This transaction resulted in the Company’s divestiture of all of its New York life and annuities business. The necessary state regulatory approvals were received and the sale of ALNY was completed on October 1, 2021. ALNY was classified as held for sale beginning March 31, 2021. The carrying value of ALNY immediately prior to the classification as held for sale was $556 million. The amount of loss recognized from the sale of ALNY in 2021 and the cumulative amount of loss recognized since the classification of ALNY as held for sale was $281 million primarily recorded in net realized capital gains (losses). 17

4. Investments

Fair values

The following table summarizes the statement value, gross unrealized gains, gross unrealized losses and fair value of the Company's bonds and SVO-identified investments, excluding bonds that have been written down to fair value as of December 31:

($ in millions)	Statement value	Gross unrealized Gains	Gross unrealized Losses	Fair value
December 31, 2022				
Industrial and miscellaneous	$ 10,642	$ 36	$ (1,171)	$ 9,507
Parent, subsidiaries and affiliates	4,467	—	(376)	4,091
U.S. special revenue	273	3	(36)	240
U.S. governments	56	—	(5)	51
U.S. political subdivisions	185	3	(9)	179
Bank loans				
Affiliated bank loans	653	—	(70)	583
Unaffiliated bank loans	149	1	(2)	148
Total bank loans	802	1	(72)	731
States, territories and possessions	38	—	(5)	33
Hybrid securities	69	—	(14)	55
All other governments	10	—	(1)	9
Total bonds	$ 16,542	$ 43	$ (1,689)	$ 14,896
December 31, 2021				
Industrial and miscellaneous	$ 14,855	$ 555	$ (128)	$ 15,282
Parent, subsidiaries and affiliates	1,739	2	—	1,741
U.S. special revenue	501	42	(3)	540
U.S. governments	332	2	(6)	328
U.S. political subdivisions	262	29	(1)	290
Bank loans				
Affiliated bank loans	—	—	—	—
Unaffiliated bank loans	112	1	(3)	110
Total bank loans	112	1	(3)	110
States, territories and possessions	54	3	(1)	56
Hybrid securities	98	1	(9)	90
All other governments	12	2	—	14
Total bonds	$ 17,965	$ 637	$ (151)	$ 18,451

Unrealized losses

Unrealized losses are calculated as the difference between amortized cost and fair value for the Company's investment securities, including securities written down to fair value. They result from declines in fair value below amortized cost for bonds, including LBASS, or cost for unaffiliated common stocks, and are evaluated for OTTI. Every security with unrealized losses was included in the portfolio monitoring process.

18

The following tables summarize the fair value and gross unrealized losses of bonds and LBASS by the length of time individual securities have been in a continuous unrealized loss position as of December 31.

($ in millions)	2022				
	Less than 12 Months		12 Months or More		
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Total Unrealized Losses
Bonds, excluding LBASS	$ 3,786	$ (481)	$ 2,323	$ (693)	$ (1,174)
LBASS	6,279	(464)	718	(51)	(515)
Unaffiliated common stocks	—	—	—	—	—
Total	$ 10,065	$ (945)	$ 3,041	$ (744)	$ (1,689)

($ in millions)	2021				
	Less than 12 Months		12 Months or More		
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Total Unrealized Losses
Bonds, excluding LBASS	$ 6,232	$ (119)	$ 385	$ (26)	$ (145)
LBASS	1,422	(8)	—	—	(8)
Unaffiliated common stocks	—	—	—	—	—
Total	$ 7,654	$ (127)	$ 385	$ (26)	$ (153)

The following table summarizes the gross unrealized losses by unrealized loss position and credit quality as of December 31, 2022.

($ in millions)	Investment Grade	Below Investment Grade	Total
Bonds, including LBASS with unrealized loss position less than 20% of amortized cost [(2)]	$ (756)	$ (96)	$ (852)
Bonds, including LBASS with unrealized loss position greater than or equal to 20% of amortized cost [(4)]	(801)	(36)	(837)
Total unrealized losses [(1)(3)]	$ (1,557)	$ (132)	$ (1,689)

(1) Below investment grade bonds, including LBASS included $119 million that had been in an unrealized loss position for less than twelve months.

(2) Related to bonds, including LBASS with an unrealized loss position less than 20% of amortized cost, the degree of which suggested that these securities did not pose a high risk of being other-than-temporarily impaired.

(3) Below investment grade bonds, including LBASS included $13 million that had been in an unrealized loss position for a period of twelve or more consecutive months.

(4) Evaluated based on factors such as discounted cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contract obligations.

Investment grade is defined as a security having an NAIC designation of 1 or 2, a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from S&P Global Ratings, a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third-party rating. Unrealized losses on investment grade securities were principally related to an increase in market yields which may include increased risk-free interest rates or wider credit spreads since the time of initial purchase. Unrealized losses on below investment grade securities were the result of wider credit spreads resulting from higher risk premiums since the time of the initial purchase. The unrealized losses are expected to reverse as the securities approach maturity.

LBASS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities' positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of: (1) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, and (2) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread. Municipal bonds in an unrealized loss position, were evaluated based on the underlying credit quality of the primary obligor, obligation type and the quality of the underlying assets.

Unrealized losses on unaffiliated common stocks were primarily related to temporary equity market fluctuations of securities that are expected to recover.

19

As of December 31, 2022, the Company had not made a decision to sell and it was not more likely than not the Company would be required to sell bonds, including LBASS, with unrealized losses before recovery of the amortized cost basis. As of December 31, 2022, the Company had the intent and ability to hold LBASS and unaffiliated common stocks with unrealized losses for a period of time sufficient for them to recover. Scheduled maturities The scheduled maturities for bonds, cash equivalents and short-term investments were as follows as of December 31, 2022: ($ in millions) Statement Value Fair Value Due in one year or less $ 920 $ 903 Due after one year through five years 6,610 6,293 Due after five years through ten years 5,457 4,790 Due after ten years 3,730 3,085 Total $ 16,717 $ 15,071 Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. Net realized capital gains and losses Net realized capital gains and losses from investment securities including calls consisted of the following: ($ in millions) Gross Realized Gains Gross Realized Losses Net Realized Gains (Losses) Year Ended December 31, 2022 Bonds $ 30 $ 367 $ (337) Unaffiliated common stocks 1 — 1 Derivatives 124 111 13 Mortgage loans — — — Preferred stocks — — — Other invested assets — — — Cash, cash equivalents and short-term investments 10 10 — Real estate — — — $ 165 $ 488 (323) Capital gain tax benefit 68 Transferred to IMR 225 Total $ (30) ($ in millions) Gross Realized Gains Gross Realized Losses Net Realized Gains (Losses) Year Ended December 31, 2021 Bonds $ 494 $ 50 $ 444 Unaffiliated common stocks 580 10 570 Derivatives 28 13 15 Mortgage loans 19 (4) 23 Preferred stocks 7 — 7 Other invested assets 750 130 620 Cash, cash equivalents and short-term investments — — — Real estate 61 2 59 $ 1,939 $ 201 1,738 Capital gain tax benefit 51 Transferred to IMR (392) Total $ 1,397 20

($ in millions) Gross Realized Gains Gross Realized Losses Net Realized Gains (Losses) Year Ended December 31, 2020 Bonds $ 133 $ 48 $ 85 Unaffiliated common stocks 164 99 65 Derivatives 25 8 17 Mortgage loans — 19 (19) Preferred stocks — 1 (1) Other invested assets 3 32 (29) Cash, cash equivalents and short-term investments — — — Real estate — — — $ 325 $ 207 118 Capital gain tax expense (25) Transferred to IMR (64) Total $ 29 Proceeds from sales of bonds, exclusive of calls, maturities and pay downs were $7.13 billion, $8.36 billion and $2.48 billion in 2022, 2021 and 2020, respectively. Gross gains of $29 million, $491 million and $112 million and gross losses of $359 million, $14 million and $33 million, were realized on sales of bonds, exclusive of calls, maturities and pay downs during 2022, 2021 and 2020, respectively. In addition, the Company recorded $5 million of realized losses due to impaired bonds in 2022. The Company recorded $35 million of realized losses due to impaired bonds and unaffiliated common stocks offset by $7 million mortgage loans credit loss reversal in 2021. The Company recorded $97 million of realized losses due to impaired bonds, preferred stocks and unaffiliated common stocks, short term investments and limited partnerships in 2020. Municipal bonds The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31: (% of total municipal bond statement value) 2022 2021 Texas 30.7% 21.9 % Oregon 16.2 11.3 California 8.5 8.4 New York 6.8 6.1 Hawaii 6.4 6.1 New Jersey 4.1 11.3 Arizona 3.9 5.0 Mortgage loans on real estate The minimum and maximum lending rates for commercial mortgage loans in 2022 and 2021 were 3.13% and 3.35%, and 8.20% and 4.37%, respectively. The minimum and maximum lending rates for residential mortgage loans in 2022 and 2021 were 3.25% and 3.25%, and 10.50% and 7.05%, respectively. For commercial loans acquired during 2022 and 2021, the maximum percentage of any one loan to the value of the property at the time of the loan was 79.8% and 65.3%, respectively. For Residential loans acquired during 2022 and 2021, the maximum percentage of any one loan to the value of the property at the time of the loan was 94.3% and 80.0%, respectively. 21

The age analysis of the Company's mortgage loans as of December 31, 2022 and 2021 is presented in the table below. The table also includes the identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement.

($ in millions)	Residential		Commercial		
	Insured	All Other	Insured	All Other	Total
Current year					
Recorded investment (all)					
Current	$ —	$ 1,663	$ —	$ 2,405	$ 4,068
30-59 days past due	$ —	$ 27	$ —	$ —	$ 27
60-89 days past due	$ —	$ 4	$ —	$ —	$ 4
90-179 days past due	$ —	$ 3	$ —	$ —	$ 3
180+ days past due	$ —	$ 5	$ —	$ —	$ 5
Accruing interest 90-179 days past due					
Recorded investment	$ —	$ 1	$ —	$ —	$ 1
Interest accrued	$ —	$ —	$ —	$ —	$ —
Accruing interest 180+ days past due					
Recorded investment	$ —	$ 1	$ —	$ —	$ 1
Interest accrued	$ —	$ —	$ —	$ —	$ —
Interest reduced					
Recorded investment	$ —	$ —	$ —	$ —	$ —
Number of loans	—	—	—	—	—
Percent reduced	— %	— %	— %	— %	— %
Participant or co-lender in a mortgage loan agreement					
Recorded investment	$ —	$ —	$ —	$ 204	$ 204
Prior year					
Recorded investment (all)					
Current	$ —	$ 776	$ —	$ 2,192	$ 2,968
30-59 days past due	$ —	$ —	$ —	$ —	$ —
60-89 days past due	$ —	$ —	$ —	$ —	$ —
90-179 days past due	$ —	$ —	$ —	$ —	$ —
180+ days past due	$ —	$ —	$ —	$ —	$ —
Accruing interest 90-179 days past due					
Recorded investment	$ —	$ —	$ —	$ —	$ —
Interest accrued	$ —	$ —	$ —	$ —	$ —
Accruing interest 180+ days past due					
Recorded investment	$ —	$ —	$ —	$ —	$ —
Interest accrued	$ —	$ —	$ —	$ —	$ —
Interest reduced					
Recorded investment	$ —	$ —	$ —	$ —	$ —
Number of loans	—	—	—	—	—
Percent reduced	— %	— %	— %	— %	— %
Participant or co-lender in a mortgage loan agreement					
Recorded investment	$ —	$ —	$ —	$ 248	$ 248

Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable the Company will not collect the contractual principal and interest. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.

The debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment and represents the amount of estimated cash flow from the property available to the borrower to meet principal and interest payment obligations. The ratio estimates are updated annually or more frequently if conditions are warranted based on the Company's credit monitoring process.

22

The following table reflects the carrying value of non-impaired fixed rate and variable rate mortgage loans summarized by the debt service coverage ratio distribution as of December 31:

($ in millions)	2022			2021		
Debt Service Coverage Ratio Distribution	Fixed Rate Mortgage Loans	Variable Rate Mortgage Loans	Total	Fixed Rate Mortgage Loans	Variable Rate Mortgage Loans	Total
Below 1.0	$ 185	$ 67	$ 252	$ 215	$ —	$ 215
1.0 - 1.25	576	8	584	174	—	174
1.26 - 1.50	644	12	656	338	—	338
Above 1.50	2,544	71	2,615	2,241	—	2,241
Total non-impaired mortgage	$ 3,949	$ 158	$ 4,107	$ 2,968	$ —	$ 2,968

Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.

The Company did not have any investments in impaired mortgage loans as of December 31, 2022 or 2021.

The Company did not have impaired residential mortgage loans as of December 31, 2022 or 2021.

The Company's mortgage loan portfolio is substantially all non-recourse to the borrower and collateralized by a variety of commercial and residential real estate property types located throughout the United States. The following table shows the principal geographic distribution of commercial and residential real estate exceeding 5% of the mortgage loan portfolio as of December 31:

(% of mortgage loan portfolio carrying value)	2022	2021
Texas	14.4 %	18.2 %
Florida	11.1	4.0
California	8.4	13.1
New Jersey	5.2	3.7
Illinois	3.5	9.4

The types of properties collateralizing the mortgage loan portfolio as of December 31 were as follows:

(% of mortgage loan portfolio carrying value)	2022	2021
Apartment complexes	43.0 %	32.9 %
Residential homes	21.6	19.0
Office buildings	12.5	19.7
Warehouse	9.1	12.5
Retail	5.1	8.7
Other	8.7	7.2
Total	100.0 %	100.0 %

Debt restructuring

The Company did not have any investments in restructured loans as of December 31, 2022 or 2021. The Company did not recognize realized capital gains or losses related to these loans in 2022. The Company recognized realized capital losses related to these loans of $9 million in 2021 and $1 million in 2020. The Company did not have contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings as of December 31, 2022 or 2021.

23

Loan-backed securities The Company held LBASS as of December 31, 2022 and 2021. Prepayment assumptions for LBASS were obtained from external sources and, if not available, developed internally. The following table presents the aggregate amortized cost of LBASS before recognized OTTI, the amount of OTTI recognized and the fair value of those securities. ($ in millions) 2022 2021 Amortized Cost Basis Before OTTI OTTI Recognized in Loss Fair Value Amortized Cost Basis Before OTTI OTTI Recognized in Loss Fair Value OTTI recognized 1st Quarter Intent to sell $ — $ — $ — $ — $ — $ — Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis — — — — — — Present value of cash flows expected to be collected is less than the amortized cost basis — — — — — — Total 1st Quarter $ — $ — $ — $ — $ — $ — OTTI recognized 2nd Quarter Intent to sell $ — $ — $ — $ — $ — $ — Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis — — — 47 28 19 Present value of cash flows expected to be collected is less than the amortized cost basis — — — — — — Total 2nd Quarter $ — $ — $ — $ 47 $ 28 $ 19 OTTI recognized 3rd Quarter Intent to sell $ — $ — $ — $ — $ — $ — Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis — — — — — — Present value of cash flows expected to be collected is less than the amortized cost basis 4 1 3 1 — 1 Total 3rd Quarter $ 4 $ 1 $ 3 $ 1 $ — $ 1 OTTI recognized 4th Quarter Intent to sell $ — $ — $ — $ — $ — $ — Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis — — — — — — Present value of cash flows expected to be collected is less than the amortized cost basis — — — — — — Total 4th Quarter $ — $ — $ — $ — $ — $ — Annual Aggregate Total $ 1 $ 28 24

The following table presents the percent of statement value of the Company's LBASS portfolio that is comprised of asset-backed securities ("ABS"), residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") as of December 31:

	2022	2021
ABS	68 %	75 %
CMBS	27	25
RMBS	5	—
Total	100 %	100 %

Ninety-three percent and ninety-five percent of the ABS had an NAIC designation of 1 or 2 and the majority were backed by corporate and industrial and miscellaneous obligations as of December 31, 2022 and 2021, respectively.

One hundred percent and ninety-nine percent of the CMBS had an NAIC designation of 1 or 2 as of December 31, 2022 and 2021, respectively.

All the RMBS had an NAIC designation of 1 or 2 as of December 31, 2022 and 2021.

The following LBASS were other-than-temporarily impaired at the end of each quarter presented, as a result of the discounted present value of the cash flows expected to be collected being less than amortized cost.

($ in millions)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value At Time of OTTI	Date of Financial Statement Where Reported
606935AM6	$ 4	$ 3	$ 1	$ 3	$ 3	9/30/2022
Total			$ 1			
46629GAJ7	$ 1	$ 1	$ —	$ 1	$ 1	9/30/2021
Total			$ —			

Real estate

The Company recognized net gains of $59 million on the sales of multiple real estate investments in 2021. Gains and losses on the sale of real estate investments are reported in realized capital gains or losses. As of December 31, 2022 or 2021, the Company did not hold investments in real estate.

LIHTC property investments

The Company had LIHTC property investments as of December 31, 2022 of which the number of remaining years of unexpired tax credits ranged from 3 to 12 years as of December 31, 2022. The Company did not have LIHTC property investments as of December 31, 2021. The Company did not recognize any LIHTC tax benefits during 2022. The net amount of LIHTC and other tax benefits recognized during 2021 was $51 million. The balance of the admitted LIHTC property investments recognized within other invested assets was $475 thousand and $0 as of December 31, 2022 and 2021, respectively.

25

Restricted assets Restricted assets (including pledged) consisted of the following as of December 31: ($ in millions) 2022 Restricted Asset Category Total General Account (G/A) Total S/A Restricted Assets Total Total From Prior Year Increase/ (Decrease) Collateral held under security lending $ — $ — $ — $ — $ — Letter stock or securities restricted as to sale – excluding FHLB capital stock — — — — — Subject to repurchase agreements 748 — 748 — 748 FHLB capital stock 3 — 3 — 3 On deposit with states 16 — 16 20 (4) On deposit with other regulatory bodies 3 — 3 — 3 Pledged as collateral to FHLB (including assets backing funding agreements) 68 — 68 — 68 Collateral pledged for derivatives 4 — 4 3 1 Other restricted assets - Puerto Rico bonds required to be held 1 — 1 1 — Other restricted assets – Syngenta Finance NV 1 — 1 5 (4) Total restricted assets $ 844 $ — $ 844 $ 29 $ 815 (continued) Restricted Asset Category Total Nonadmitted Restricted Total Admitted Restricted % of Gross (Admitted & Nonadmitted) Restricted to Total Assets % of Admitted Restricted to Total Admitted Assets Collateral held under security lending agreements $ — $ — — % — % Letter stock or securities restricted as to sale – excluding Federal Home Loan Bank (“FHLB”) capital stock — — — — Subject to repurchase agreements — 748 2.8 2.8 FHLB capital stock — 3 — — On deposit with states — 16 0.1 0.1 On deposit with other regulatory bodies — 3 — — Pledged as collateral to FHLB (including assets backing funding agreements) — 68 0.3 0.3 Collateral pledged for derivatives — 4 — — Other restricted assets - Puerto Rico bonds required to be held — 1 — — Other restricted assets – Syngenta Finance NV — 1 — — Total restricted assets $ — $ 844 3.2% 3.2% 26

($ in millions)

Restricted Asset Category	2021 Total General Account (G/A)	Total S/A Restricted Assets	Total	Total From Prior Year	Increase/ (Decrease)
Collateral held under security lending	$ —	$ —	$ —	$ 255	$ (255)
Letter stock or securities restricted as to sale – excluding Federal Home Loan Bank ("FHLB") capital stock	—	—	—	139	(139)
Subject to repurchase agreements	—	—	—	—	—
FHLB capital stock	—	—	—	—	—
On deposit with states	20	—	20	20	—
On deposit with other regulatory bodies	—	—	—	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—
Collateral pledged for derivatives	3	—	3	10	(7)
Other restricted assets - Puerto Rico bonds	1	—	1	4	(3)
Other restricted assets – Syngenta Finance NV	5	—	5	—	5
Total restricted assets	$ 29	$ —	$ 29	$ 428	$ (399)

(continued)

Restricted Asset Category	Total Nonadmitted Restricted	Total Admitted Restricted	% of Gross (Admitted & Nonadmitted) Restricted to Total Assets	% of Admitted Restricted to Total Admitted Assets
Collateral held under security lending	$ —	$ —	— %	— %
Letter stock or securities restricted as to sale – excluding Federal Home Loan Bank ("FHLB") capital stock	—	—	—	—
Subject to repurchase agreements	—	—	—	—
FHLB capital stock	—	—	—	—
On deposit with states	—	20	0.1	0.1
On deposit with other regulatory bodies	—	—	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—
Collateral pledged for derivatives	—	3	—	—
Other restricted assets - Puerto Rico bonds	—	1	—	—
Other restricted assets – Syngenta Finance NV	—	5	—	—
Total restricted assets	$ —	$ 29	0.1 %	0.1 %

For letter stock or securities restricted as to sale, excluding FHLB capital stock, the nature of restriction is executive order. All trading is restricted, pursuant to Exective Order 13959, barring transactions in communist Chinese military companies. Trading is prohibited until further notice by Blackstone Central Compliance.

The following table summarizes collateral received and reflected as assets within the Company's financial statements as of December 31:

($ in millions)

Collateral Assets	2022 Book/ Adjusted Carrying Value ("BACV")	Fair Value	% of BACV of Total Assets (Admitted and Nonadmitted	% of BACV of Total Admitted Assets
General Account:				
Cash, cash equivalents and short-term investments	$ 561	$ 561	2.3 %	2.3 %
Total collateral assets	$ 561	$ 561	2.3 %	2.3 %

The Company did not have collateral received reported as assets as of December 31, 2021.

27

The Company’s obligations to return collateral assets (General Account) was $561 million as of December 31, 2022 and accounted for 2.5% of the Company’s total liabilities as of December 31, 2022. The Company did not have obligations to return collateral assets as of December 31, 2021. Prepayment penalty and acceleration fees The following table provides the number of CUSIPs sold, redeemed or otherwise disposed of and the aggregate amount of investment income generated for bonds, including LBASS, sold, redeemed or otherwise disposed of as a result of a callable feature for the years ended December 31: ($ in millions) 2022 2021 2020 General Account Separate Account General Account Separate Account General Account Separate Account Number of CUSIPs 52 — 218 1 416 3 Aggregate amount of investment income $ 4 $ — $ 43 $ — $ 34 $ 1 28

5. Fair Value Measurements Fair value is defined, per SSAP No. 100R, Fair Value (“SSAP No. 100R”), as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SSAP No. 100R identified three valuation techniques which are used, either independently or in combination, to determine fair value: (1) market approach; (2) income approach; and (3) cost approach. SSAP No. 100R also contains guidance about observable and unobservable inputs, which are assumptions that market participants would use in pricing an asset or liability. To increase consistency and comparability in fair value measurements, the fair value hierarchy prioritizes the inputs to valuation techniques into three broad levels: 1, 2 and 3. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Certain assets are measured utilizing net asset value (“NAV”) as a practical expedient to determine fair value. The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third- party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back- testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions. The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy: (1) Specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs. (2) Quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources. 29

The following tables summarize the Company’s assets and liabilities measured and reported at fair value in the Statements of Financial Position as of December 31: ($ in millions) 2022 Description for each class of asset or liability (Level 1) (Level 2) (Level 3) NAV Total Assets at fair value Bonds Industrial and miscellaneous $ — $ — $ — $ — $ — Total bonds — — — — — Unaffiliated common stocks Industrial and miscellaneous — — 4 11 15 Total unaffiliated common stocks — — 4 11 15 Cash equivalents Money market mutual funds 98 — — — 98 Derivative assets Interest rate contracts — 12 — — 12 Equity and index contracts — 52 — — 52 Total derivative assets — 64 — — 64 Separate Accounts assets 1,992 21 22 — 2,035 Total assets at fair value/NAV $ 2,090 $ 85 $ 26 $ 11 $ 2,212 Liabilities at fair value Derivative liabilities Equity and index contracts $ — $ (30) $ — $ — $ (30) Foreign currency contracts — (1) — — (1) Total derivative liabilities — (31) — — (31) Separate Accounts - Derivatives — — — — — Total liabilities at fair value $ — $ (31) $ — $ — $ (31) 30

($ in millions) 2021 Description for each class of asset or liability (Level 1) (Level 2) (Level 3) NAV Total Assets at fair value Bonds Industrial and miscellaneous $ — $ 7 $ — $ — $ 7 Total bonds — 7 — — 7 Unaffiliated common stocks Industrial and miscellaneous — — — 11 11 Total unaffiliated common stocks — — — 11 11 Cash equivalents Money market mutual funds 135 — — — 135 Derivative assets Interest rate contracts — — — — — Equity and index contracts — 126 — — 126 Total derivative assets — 126 — — 126 Separate Accounts assets 2,981 125 29 — 3,135 Total assets at fair value/NAV $ 3,116 $ 258 $ 29 $ 11 $ 3,414 Liabilities at fair value Derivative liabilities Equity and index contracts $ — $ (79) $ — $ — $ (79) Foreign currency contracts — — — — — Total derivative liabilities — (79) — — (79) Separate Accounts - Derivatives — (7) — — (7) Total liabilities at fair value $ — $ (86) $ — $ — $ (86) Investments in certain common stocks measured and reported at NAV in the Statements of Financial Position and presented in the table above are generally not redeemable with the issuing corporation and cannot be sold without approval of the managing members. Distributions of income are usually received from the sale of common stock or the liquidation of the underlying asset or assets of the issuing corporation over the life of these investments, typically 3-7 years. There are no remaining commitments to invest in these investments over their remaining lives. The Company consistently follows its policy for determining when transfers between levels are recognized. The policy about the timing of recognizing transfers into Level 3 is the same as that for recognizing transfers out of Level 3. There were no transfers in or out of Level 3 during 2022. Transfers into Level 3 during 2021 included securities measured at lower of cost or market and reported at fair value in 2021 and at cost in 2020. Transfers out of Level 3 during 2021 included securities measured at lower of cost or market and reported at cost in 2021 and at fair value in 2020. In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used. Listed below is a summary of the significant valuation techniques for assets and liabilities measured and reported at fair value. Level 2 measurements • Bonds - Includes corporate bonds and ABS. The fair value of bonds in Level 2 is primarily based on quoted prices for identical or similar assets in markets that are not active combined with other observable market data to determine fair value. • Derivatives - Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active. Over-the-counter (“OTC”) derivatives, including foreign exchange forward contracts, total return swap agreements and credit default swap agreements, are valued using models that rely on 31 inputs such as interest rate yield curves, implied volatilities, index price levels, currency rates, and credit spreads that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment. • Separate Accounts - Indexed variable annuity contracts may be supported by corporate bonds, including those that are privately placed. The primary inputs to the valuation for publicly traded corporate bonds include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Privately placed corporate bonds are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer. In addition, indexed variable annuity contracts may be supported by exchange listed derivatives that are not actively traded and are valued based on quoted prices for identical instruments in markets that are not active. Level 3 measurements • Bonds - Includes corporate bonds, including bank loans and ABS. Corporate bonds, including those that are privately placed, and bank loans are valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. Other inputs include an interest rate yield curve, as well as published credit spreads for similar assets that incorporate credit quality and industry sector of the issuer. ABS are valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. • Unaffiliated common stocks - The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 measurements. • Separate Accounts - Indexed variable annuity contracts are supported by mortgage loans. The fair value of mortgage loans on real estate is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics using similar types of properties as collateral. As of December 31, 2022 or 2021, the Company did not have bonds measured and reported at fair value within Level 3. As of December 31, 2022, the Company had unaffiliated common stocks of $4 million in Level 3 valued based on quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 measurements. As of December 31, 2021, the Company did not have unaffiliated common stocks measured and reported at fair value within Level 3. The Company had separate accounts assets of $22 million and $29 million measured and reported at fair value within Level 3 as of December 31, 2022 and 2021, respectively. 32

The following tables present the rollforward of Level 3 assets and liabilities measured and reported at fair value: ($ in millions) Description Beginning balance as of 01/01/2022 Transfers into Level 3 Transfers out of Level 3 Total gains and (losses) included in net income Total gains and (losses) included in surplus Bonds Industrial and miscellaneous $ — $ — $ — $ — $ — Bank loans — — — — — Unaffiliated common stocks Industrial and miscellaneous — — — — — Separate Accounts assets 29 — — — (2) Total assets and liabilities $ 29 $ — $ — $ — $ (2) (continued) Description Purchases Issuances Sales Settlements Ending balance as of 12/31/2022 Bonds Industrial and miscellaneous $ — $ — $ — $ — $ — Bank loans — — — — — Unaffiliated common stocks Industrial and miscellaneous 4 — — — 4 Separate Accounts assets — — — (5) 22 Total assets and liabilities $ 4 $ — $ — $ (5) $ 26 33

($ in millions)

Description	Beginning balance as of 01/01/2021	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus
Bonds					
Industrial and miscellaneous	$ 47	$ 8	$ (6)	$ (27)	$ 6
Bank loans	2	—	(2)	—	—
Unaffiliated common stocks					
Industrial and miscellaneous	—	—	—	—	—
Separate Accounts assets	43	—	—	—	(1)
Total assets and liabilities	$ 92	$ 8	$ (8)	$ (27)	$ 5

(continued)

Description	Purchases	Issuances	Sales	Settlements	Ending balance as of 12/31/2021
Bonds					
Industrial and miscellaneous	$ —	$ —	$ (28)	$ —	$ —
Bank loans	—	—	—	—	—
Unaffiliated common stocks					
Industrial and miscellaneous	5	—	(5)	—	—
Separate Accounts assets	—	—	—	(13)	29
Total assets and liabilities	$ 5	$ —	$ (33)	$ (13)	$ 29

Presented below are the aggregate fair value estimates and the admitted values of financial instruments as of December 31. The Company was able to estimate the fair value of its bonds, including LBASS, and common stocks as of December 31, 2022 and 2021.

Financial assets

($ in millions)	2022					
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	NAV
Bonds:						
Other than LBASS	$ 7,491	$ 8,626	$ 51	$ 6,683	$ 757	$ —
LBASS	$ 7,405	$ 7,916	$ —	$ 7,380	$ 25	$ —
Unaffiliated common stocks	$ 15	$ 15	$ —	$ —	$ 4	$ 11
Mortgage loans on real estate	$ 3,770	$ 4,107	$ —	$ —	$ 3,770	$ —
Cash equivalents	$ 273	$ 273	$ 273	$ —	$ —	$ —
Short-term investments	$ 25	$ 25	$ —	$ —	$ 25	$ —
Derivatives	$ 65	$ 65	$ —	$ 65	$ —	$ —
Other invested assets:						
Unaffiliated surplus notes	$ —	$ —	$ —	$ —	$ —	$ —
Separate Accounts	$ 2,035	$ 2,035	$ 1,992	$ 21	$ 22	$ —

34

($ in millions)	2021					
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	NAV
Bonds:						
Other than LBASS	$ 15,396	$ 14,912	$ 327	$ 14,932	$ 137	$ —
LBASS	$ 3,055	$ 3,053	$ —	$ 2,892	$ 163	$ —
Unaffiliated common stocks	$ 11	$ 11	$ —	$ —	$ —	$ 11
Mortgage loans on real estate	$ 3,034	$ 2,968	$ —	$ —	$ 3,034	$ —
Cash equivalents	$ 985	$ 985	$ 985	$ —	$ —	$ —
Short-term investments	$ 217	$ 217	$ —	$ 217	$ —	$ —
Derivatives	$ 126	$ 126	$ —	$ 126	$ —	$ —
Other invested assets:						
Unaffiliated surplus notes	$ 12	$ 12	$ —	$ 12	$ —	$ —
Separate Accounts	$ 3,135	$ 3,135	$ 2,981	$ 125	$ 29	$ —

The fair value of bonds in Level 1 is based on unadjusted quoted prices for identical assets in active markets the Company can access. The fair value of publicly traded bonds in Level 2 is based upon quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Non-publicly traded bonds in Level 2 are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer. The fair value of municipal bonds in Level 3 not rated by third-party credit rating agencies, but receiving an NAIC designation is based on quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also included are municipal bonds valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable and municipal bonds in default valued based on the present value of expected cash flows. The fair value of corporate bonds in Level 3 is primarily based on non-binding broker quotes where the inputs have not been corroborated to be market observable. Other inputs for corporate bonds include an interest rate yield curve, as well as published credit spreads for similar assets that incorporate the credit quality and industry sector of the issuer. The fair value of LBASS in Level 2 is primarily based on valuation models utilizing quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads to determine fair value. Certain LBASS in Level 2 are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable. The fair value of LBASS in Level 3 is primarily based on non-binding broker quotes where the inputs have not been corroborated to be market observable or internal models with non-market observable inputs.

The fair value of unaffiliated common stocks in Level 3 is based on the valuation methods described earlier in this note. Certain unaffiliated private common stocks carried at fair value, which do not have readily determinable fair values, and are investments in investment companies that measure their assets at fair value on a recurring basis, are reported utilizing NAV as a practical expedient and are excluded from the fair value hierarchy.

The fair value of mortgage loans on real estate in Level 3 is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral.

The fair value of cash equivalents in Level 1 is based on unadjusted quoted prices or daily quoted net asset values for identical assets in active markets the Company can access.

The fair value of short-term investments in Level 2 is based on quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. The fair value of short-term investments in Level 3 is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral.

The fair value of derivatives in Level 2 is based on the valuation methods described earlier in this note.

The fair value of unaffiliated surplus notes in Level 2 is based upon quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

The fair value of the assets of the Separate Account in Level 1 is based on actively traded mutual funds that have daily quoted net asset values that are readily determinable for identical assets the Company can access. The fair value of the assets of the Separate Accounts in Levels 2 and 3 is based on the valuation methods described earlier in this note.

35

Presented below are the aggregate fair value estimates and statement values of financial instruments as of December 31.

Financial liabilities

($ in millions)	2022					
Type of Financial Instrument	**Aggregate Fair Value**	**Statement Value**	**(Level 1)**	**(Level 2)**	**(Level 3)**	**NAV**
Deposit-type contracts	$ 1,342	$ 1,420	$ —	$ —	$ 1,342	$ —
Repurchase agreement under secured borrowing	$ 552	$ 552	$ —	$ 552	$ —	$ —
Derivatives	$ 32	$ 32	$ —	$ 32	$ —	$ —
Separate Accounts - Derivatives	$ —	$ —	$ —	$ —	$ —	$ —

($ in millions)	2021					
Type of Financial Instrument	**Aggregate Fair Value**	**Statement Value**	**(Level 1)**	**(Level 2)**	**(Level 3)**	**NAV**
Deposit-type contracts	$ 1,744	$ 1,501	$ —	$ —	$ 1,744	$ —
Repurchase agreement under secured borrowing	$ —	$ —	$ —	$ —	$ —	$ —
Derivatives	$ 79	$ 79	$ —	$ 79	$ —	$ —
Separate Accounts - Derivatives	$ 7	$ 7	$ —	$ 7	$ —	$ —

The fair value of the liability for deposit-type contracts in Level 3 is generally based on the terms of the underlying contracts incorporating current market-based crediting rates for similar contracts that reflect the Company's own credit risk. Immediate annuities without life contingencies and fixed rate funding agreements are valued at the present value of future benefits using current market-based implied interest rates and reflect the Company's own credit risk. Fixed annuities are valued at the account value less surrender charges.

The Company received cash under Repurchase Agreement transactions. Repurchase Agreements are short term in nature and therefore the carrying amount of these liabilities approximates fair value.

The fair value of derivatives in Level 2 is based on the valuation methods described earlier in this note.

Derivative financial instruments

Derivative financial instruments utilized by the Company during 2022 and 2021 included interest rate swap agreements, foreign currency swap agreements, total return and credit default swap agreements, foreign currency forward contracts, futures contracts, interest rate cap agreements and index option contracts. The Company uses derivatives for risk reduction and to increase investment portfolio returns through asset replication. Risk reduction activity is focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations, increases in credit spreads and foreign currency fluctuations. Asset replication refers to the "synthetic" creation of assets through the use of derivatives. The Company replicates bonds using a combination of a credit default swap agreement or a total return swap agreement and one or more highly rated bonds, primarily investment grade host bonds, to synthetically replicate the economic characteristics of one or more cash market securities. The Company replicates equity returns using total return swap agreements, futures and options to increase equity exposure. With the exception of non-hedge derivatives used for asset replication, all of the Company's derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instrument on at least a quarterly basis. The Company does not use derivatives for speculative purposes.

The following tables summarize the notional amount, fair value and statement value of the Company's derivative financial instruments, including those with off-balance sheet risk as of December 31:

($ in millions)	2022					
	Notional Amount		**Fair Value**		**Statement Value**	
	Assets	**Liabilities**	**Assets**	**Liabilities**	**Assets**	**Liabilities**
Swap	$ 289	$ 25	$ 13	$ (2)	$ 13	$ (2)
Futures	—	9	—	—	—	—
Options	934	912	52	(30)	52	(30)
Total	$ 1,223	$ 946	$ 65	$ (32)	$ 65	$ (32)

36

($ in millions)	2021					
	Notional Amount		Fair Value		Statement Value	
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Swap	$ —	$ —	$ —	$ —	$ —	$ —
Futures	—	4	—	—	—	—
Options	867	926	126	(79)	126	(79)
Total	$ 867	$ 930	$ 126	$ (79)	$ 126	$ (79)

The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements. However, the notional amounts specified in credit default swap agreements where the Company has sold credit protection represent the maximum amount of potential loss, assuming no recoveries. The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.

The following table summarizes the credit exposure on the Company's outstanding OTC and cleared contracts as of December 31:

($ in millions)	2022	2021
Swap	$ 33	$ —
Futures	—	—
Options	—	—
Total	$ 33	$ —

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives, including futures and certain option contracts, are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.

Counterparty credit exposure represents the Company's potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the statement value of OTC and cleared derivative contracts with a positive statement value at the reporting date.

Swaps

Interest rate swap agreements are agreements that periodically exchange the difference between two designated sets of cash flows, (fixed to variable rate, variable to fixed rate, or variable to variable rate), based upon designated market rates or rate indices and a notional amount. The Company primarily uses interest rate swap agreements to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. Cash settlements usually occur at dates specified in individual agreements. The amount of cash exchanged is equal to the difference between the rate in the contract at which the Company receives cash compared to the rate at which the Company is to pay cash.

Foreign currency swap agreements involve the periodic exchange of consideration based on relative changes in two designated currencies and, if applicable, differences between fixed rate and variable cash flows or two different variable cash flows, all based on a pre-determined notional amount. The Company enters into these agreements primarily to reduce the currency risk associated with holding foreign currency denominated investments. Cash settlements are required when the contract matures. The amount of cash exchanged is based on the difference between the specified rate on the date the contract was entered into (contract rate) compared to the actual rate on the settlement date. On the settlement date, the Company will either pay or receive cash equal to the difference between the contract rate and the actual rate multiplied by a specified notional amount.

Total return swap agreements are agreements where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The Company uses total return swap agreements for asset replication and as a hedge to offset valuation losses in the portfolio during periods of declining market values. Cash settlements usually occur at dates specified in individual

37

agreements. The amount of cash exchanged is equal to the difference between the set rate in the contract and the return of the underlying asset. Credit default swap agreements are used for either buying credit protection or selling credit protection on a specified entity, basket of entities or index. Buying credit protection requires a payment of a premium to a counterparty or a clearing house in exchange for a future cash settlement or a promise to deliver a bond, if a specified credit event occurs. Selling credit protection provides for the receipt of a premium from a counterparty or a clearing house in exchange for a future cash settlement, or a promise to purchase a bond, if a specified credit event occurs. The Company enters into certain credit default swap agreements as a means to buy protection, mitigating the credit risk in a particular bond or bond portfolio, while leaving the security or bond portfolio intact. The Company enters into other credit default swap agreements as replication transactions, enabling greater diversification of credit risk by selling protection on specified entities, or baskets of entities that may not be frequent issuers in the traditional corporate bond market and by selling protection or indices also as a less expensive alternative to the cash market. Total return swap agreements used as a hedge receive non-hedge accounting treatment. Credit default swap agreements used for buying protection receive non-hedge accounting treatment. Periodic settlements, which represent amounts receivable from/payable to the counterparties or clearing houses are based on the settlement terms within the agreement, and reported as a component of net investment income. The change in the fair value of certain open swap agreements that receive non-hedge accounting treatment are reported as net unrealized capital gains and losses, within unassigned surplus and used in the calculation of the AVR provision. Total return and credit default swap agreements entered into as replication transactions are valued at amortized cost. Foreign currency forward contracts involve the future exchange or delivery of foreign currencies based on terms negotiated at the inception of the contract which are settled at the end of the contract. They are primarily used to reduce foreign currency risk associated with holding foreign currency denominated investments. Cash settlement is required when the contract matures. The amount of cash exchanged is based on the difference between the specified rate on the date the contract was entered into (contract rate) compared to the actual rate on the settlement date. On the settlement date, the Company will either pay or receive cash equal to the difference between the contract rate and the actual rate multiplied by the specified notional amount. The change in the fair value of open foreign currency forward contracts is reported as net unrealized capital gains and losses, within unassigned surplus and used in the calculation of the AVR provision, until closed (e.g. terminated or settled). If the contract was hedging coupon payments of a bond, any gains and losses at closing are reported in net investment income. If the contract was hedging the original principal of a bond or the bond the Company was hedging is sold, any gains and losses at closing are reported in realized capital gains or losses. These contracts receive non-hedge accounting treatment. Futures The Company utilizes equity index and interest rate futures contracts. Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indices. Futures contracts provide returns at specified or optional dates based upon a specified index or interest rate applied to a notional amount. The Company utilizes futures contracts to (1) change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates; (2) hedge the equity exposure contained in equity indexed life and annuity product contracts that offer equity returns to contractholders; (3) offset valuation losses in the common and preferred stock portfolios during periods of declining equity market values; and (4) increase equity exposure through asset replication. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. The final settlement of equity index and interest rate futures contracts is always in cash. Daily cash settlements of margin gains or losses for futures contracts receiving fair value hedge accounting treatment are reported in net investment income. The daily cash settlements of margin gains and losses for futures contracts that receive non-hedge accounting treatment and have terminated are reported in net realized capital gains or losses. The daily cash settlements of margin gains and losses for open futures contracts that receive non-hedge accounting treatment are reported as net unrealized capital gains and losses within unassigned surplus and used in the calculation of the AVR provision. Futures contracts receive either fair value hedge accounting or non-hedge accounting treatment, depending on the strategy. Options Interest rate cap agreements give the holder the right to receive at a future date, the amount, if any, by which a specified market interest rate exceeds the fixed cap rate, applied to a notional amount. These agreements are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. Typically a premium is paid to the counterparty at the inception of a contract. Cash is received based on the amount, if any, by which a specified market interest rate exceeds the fixed cap rate, applied to the notional amount. Premiums paid are reported as derivative assets. Periodic settlements received are reported as net investment income. The change in the fair value of open agreements is reported as net unrealized capital gains and losses, within unassigned surplus and used in the calculation of the AVR provision. If an agreement is terminated prior to its expiration date, gains or losses are reported in net realized capital gains or losses. For certain interest rate cap agreements whose premiums are payable in installments, the initial interest rate cap agreement asset is equal to the initial premium payment plus the sum of the remaining premium installments payable. Interest rate cap agreements receive non-hedge accounting treatment. 38

Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option's notional amount. When the Company purchases or writes (sells) option contracts at specific prices, a premium is calculated for the right, but not the obligation, to buy/sell the value of an underlying index at a stated price on or before the expiration date of the option. The amount of premium calculated is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. Premiums are paid or received in cash at either the inception of the purchase/sale of the contract or throughout the life of the contract depending on the agreement with the counterparties and brokers. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract (strike price). Purchased and written put and call index option contracts are cash settled upon exercise. If the options are not exercised, then no additional cash is exchanged when the contract expires. Premiums incurred when purchasing option contracts are reported as a derivative asset and premiums received when writing option contracts are reported as a derivative liability. The Company purchases and writes option contracts to hedge the equity exposure contained in equity indexed life and annuity product contracts that offer equity returns to contractholders. Purchased and written index option contracts used as a hedge receive non-hedge accounting treatment. The change in the fair value of purchased/written option contracts is reported as net unrealized capital gains and losses, within unassigned surplus, with an adjustment to derivative assets/liabilities. The gain or loss on the cash settled exercise of a purchased/written index option is reported in realized capital gains or losses. If the purchased/written option contract expires without being exercised, the premiums paid/received are reported as realized capital gains or losses and the corresponding asset/liability previously recorded is reversed. The purchased and written option contracts are accounted for as fair value hedges. The change in the fair value of purchased/written option contracts is reported as net investment income, with an adjustment to derivative assets/liabilities. The gain or loss on the cash settled exercise of a purchased/written index option is reported in net investment income. If the purchased/written option contract expires without being exercised, the premiums paid/received are reported as net investment income and the corresponding asset/liability previously recorded is reversed. The Company purchases and writes option contracts for asset replication and as a hedge to offset valuation losses in the investment portfolio during periods of declining market values. Purchased and written index option contracts used as a hedge receive non-hedge accounting treatment. The change in the fair value of purchased/written option contracts is reported as net unrealized capital gains and losses, within unassigned surplus, with an adjustment to derivative assets/liabilities. The gain or loss on the cash settled exercise of a purchased/written index option is reported in realized capital gains or losses. If the purchased/written option contract expires without being exercised, the premiums paid/received are reported as realized capital gains or losses and the corresponding asset/liability previously recorded is reversed. Purchased and written index option contracts entered into as replication transactions are valued at amortized cost. Premiums paid for a purchased/written option contract are amortized/accreted into net investment income over the life of the option. The gain or loss on the cash settled exercise of a purchased/written index option contract is reported in realized capital gains or losses. The Company entered into option contracts which required the payment/receipt of premiums at either the inception of the contract or throughout the life of the contract, depending on the agreement with counterparties and brokers. In general, the collateral pledged by the Company is in the custody of a counterparty, a clearing house or an exchange. However, the Company has access to this collateral at any time, subject to replacement. For certain exchange traded and cleared derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2022 and 2021, the Company pledged securities with fair values of $4 million and $4 million in the form of margin deposits, respectively. The Company pledges or obtains collateral for OTC derivative transactions when certain predetermined exposure limits are exceeded. As of December 31, 2022, counterparties pledged $11 million in cash collateral to the Company for OTC derivatives. As of December 31, 2021, the Company did not have any collateral pledged to or from counterparties for OTC derivatives. A credit default swap agreement (“CDS”) is a derivative instrument, representing an agreement between two parties to exchange the credit risk of a specified entity (or a group of entities), or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. In selling protection, CDS are used to replicate bonds and to complement the cash market when credit exposure to certain issuers is not available or when the derivative alternative is less expensive than the cash market alternative. CDS typically have a five- year term. The Company did not have any CDS notional amounts by credit rating and fair value of protection sold as of December 31, 2022 and 2021. In selling protection with CDS, the Company sells credit protection on an identified single name and in return receives periodic premiums through expiration or termination of the agreement. With single name CDS, this premium or credit spread generally corresponds to the difference between the yield on the reference entity’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. Credit events are typically defined as bankruptcy, failure to pay, or restructuring, depending on the nature of the reference entities. If a credit event occurs, the Company settles with the counterparty, either through physical settlement or cash settlement. In a physical settlement, a reference asset is delivered by 39 the buyer of protection to the Company, in exchange for cash payment at par, whereas in a cash settlement, the Company pays the difference between par and the prescribed value of the reference asset. When a credit event occurs in a single name the contract terminates at time of settlement. The maximum payout on a CDS is the contract notional amount. A physical settlement may afford the Company with recovery rights as the new owner of the asset. The Company monitors risk associated with credit derivatives through individual name credit limits at both a credit derivative and a combined cash instrument/credit derivative level. The ratings of individual names for which protection has been sold are also monitored. During 2022 the Company did not have any derivatives held for other-than-hedging-purpose. The 2021 net average fair value of derivatives held for other-than-hedging purposes was an asset of $5 million. There were no derivatives held for other- than-hedging purposes as of December 31, 2022 or 2021. The Company did not recognize gains or losses within net investment income related to derivatives held for other-than- hedging purposes in 2022. The Company recognized losses of $3 million within net investment income related to derivatives held for other-than-hedging purposes in 2021. The Company recognized gains of $9 million within net investment income related to derivatives held for other-than-hedging purposes in 2020. Off-balance-sheet financial instruments The contractual amounts of off-balance sheet financial instruments as of December 31 were as follows: ($ in millions) 2022 2021 Commitments to invest in limited partnership interests $ 158 $ 377 Commitments to invest in LIHTC property investments $ 47 $ — The contractual amounts represent the amount at risk if the contract was fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. The Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk. Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. Commitments to invest in limited partnership interests included commitments to invest in real estate, which represent an agreement to provide additional capital for the development of real estate property. Commitments to invest in LIHTC limited partnership interests represent agreements to acquire new or additional participation in certain Low-Income Housing Tax Credits. The Company enters into these agreements in the normal course of business. 40

6. Income Taxes

The components of the net DTA/(DTL) were as follows as of December 31:

($ in millions)	2022			2021			Change		
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$ 259	$ 95	$ 354	$ 324	$ 43	$ 367	$ (65)	$ 52	$ (13)
Valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross DTAs	$ 259	$ 95	$ 354	$ 324	$ 43	$ 367	$ (65)	$ 52	$ (13)
DTAs nonadmitted	—	—	—	—	—	—	—	—	—
Subtotal – net admitted DTA	$ 259	$ 95	$ 354	$ 324	$ 43	$ 367	$ (65)	$ 52	$ (13)
DTLs	183	291	474	445	89	534	(262)	202	(60)
Net admitted DTA/(net DTL)	$ 76	$ (196)	$ (120)	$ (121)	$ (46)	$ (167)	$ 197	$ (150)	$ 47

The amount of adjusted gross DTAs admitted under each component of SSAP No. 101 was as follows as of December 31:

($ in millions)	2022		
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$ —	$ —	$ —
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	22	94	116
Adjusted gross DTAs expected to be realized following the balance sheet date	22	94	116
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	275
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	237	1	238
DTAs admitted as the result of application of SSAP No. 101, total	$ 259	$ 95	$ 354

($ in millions)	2021		
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$ —	$ —	$ —
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	18	—	18
Adjusted gross DTAs expected to be realized following the balance sheet date	18	—	18
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	393
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	306	43	349
DTAs admitted as the result of application of SSAP No. 101, total	$ 324	$ 43	$ 367

($ in millions)	Change		
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$ —	$ —	$ —
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	4	94	98
Adjusted gross DTAs expected to be realized following the balance sheet date	4	94	98
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	(118)
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	(69)	(42)	(111)
DTAs admitted as the result of application of SSAP No. 101, total	$ (65)	$ 52	$ (13)

The Company's threshold information used to determine the amount of DTAs admitted was as follows as of December 31:

($ in millions)	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	1,104.0 %	1,412.0 %
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$ 2,009	$ 2,719

41

The impact of tax-planning strategies on adjusted gross and net admitted DTAs was as follows as of December 31: ($ in millions) 2022 2021 Change Ordinary Capital Ordinary Capital Ordinary Capital Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage Adjusted gross DTAs amount $ 259 $ 95 $ 324 $ 43 $ (65) $ 52 Percentage of adjusted gross DTAs by tax character attributable to the impact of tax- planning strategies — % 98.7% — % — % — % 98.7 % Net admitted adjusted gross DTAs amount $ 259 $ 95 $ 324 $ 43 $ (65) $ 52 Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax-planning strategies — % 98.7% — % — % — % 98.7 % The Company’s tax planning strategies do not include the use of reinsurance. 42

The tax effects of temporary differences that gave rise to significant portions of DTAs and DTLs were as follows as of December 31:

($ in millions)	2022	2021	Change
DTAs:			
Ordinary			
Policyholder reserves	$ 123	$ 119	$ 4
Investments	21	12	9
Deferred acquisition costs	16	16	—
Receivables - nonadmitted	6	6	—
Net operating loss carry-forward	90	170	(80)
Other	3	1	2
Subtotal	$ 259	$ 324	$ (65)
Valuation allowance	—	—	—
Nonadmitted	—	—	—
Admitted ordinary DTAs	$ 259	$ 324	$ (65)
Capital			
Investments	$ 1	$ 42	(41)
Net capital loss carry-forward	94	1	93
Subtotal	$ 95	$ 43	52
Valuation allowance	—	—	—
Nonadmitted	—	—	—
Admitted capital DTAs	$ 95	$ 43	$ 52
Admitted DTAs	$ 354	$ 367	$ (13)
DTLs:			
Ordinary			
Investments	$ 147	$ 420	$ (273)
Policyholder reserves	34	—	34
Other	2	26	(24)
Subtotal	$ 183	$ 446	$ (263)
Capital			
Investments	$ 223	$ —	223
Other	68	88	(20)
Subtotal	$ 291	$ 88	203
DTLs	$ 474	$ 534	$ (60)
Net DTAs/DTLs	$ (120)	$ (167)	$ 47

43

The change in net deferred income tax comprises the following as of December 31 (this analysis is exclusive of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statements of Changes in Capital and Surplus): ($ in millions) 2022 2021 Change Total DTAs $ 354 $ 367 $ (13) Total DTLs 474 534 (60) Net DTAs (DTLs) $ (120) $ (167) 47 Tax effect of unrealized gains (losses) (20) Change in net deferred income tax 27 Tax effect of change in deferred income tax due to transaction settlement — Change in net deferred income tax relating to the provision $ 27 ($ in millions) 2021 2020 Change Total DTAs $ 367 $ 368 $ (1) Total DTLs 534 304 230 Net DTAs (DTLs) $ (167) $ 64 (231) Tax effect of unrealized gains (losses) (101) Change in net deferred income tax (332) Tax effect of change in deferred income tax due to transaction settlement (213) Change in net deferred income tax relating to the provision $ (545) The provision for incurred income taxes for the years ended December 31 was: ($ in millions) 2022 2021 Change Current Income Tax Federal $ 26 $ (30) $ 56 Federal income tax on net capital gains (losses) — (51) 51 Federal and foreign income taxes incurred $ 26 $ (81) $ 107 ($ in millions) 2021 2020 Change Current Income Tax Federal $ (30) $ — $ (30) Federal income tax on net capital gains (losses) (51) 25 (76) Federal and foreign income taxes incurred $ (81) $ 25 $ (106) 44

The provision for federal income taxes incurred was different from that which would have been obtained by applying the statutory federal income tax rate to income before taxes. The items causing this difference were as follows as of December 31:

($ in millions)	2022	Effective Tax Rate	2021	Effective Tax Rate	2020	Effective Tax Rate
Provision computed at statutory rate	$ 27	21.0 %	$ 291	21.0 %	$ 31	21.0 %
Change in net deferred income taxes	1	1.0	—	—	67	45.9
338(h)(10) impact	—	—	319	23.0	—	—
Change in nonadmitted assets	—	—	5	0.3	—	—
Transaction costs	—	—	(84)	(6.0)	—	—
Tax credits	—	—	(44)	(3.2)	(70)	(47.6)
Section 338 re-measurement	(14)	(10.5)	(12)	(0.9)	1	1.0
IMR amortization	(12)	(9.1)	(9)	(0.7)	4	2.6
Dividend received deduction	—	—	(2)	(0.1)	(2)	(1.7)
LLC income	—	—	1	0.1	(1)	(0.6)
Adjustment to prior year liabilities	—	—	—	—	(5)	(3.5)
Transferring price adjustment	(2)	(1.9)	—	—	—	—
Other	(1)	(1.0)	(1)	(0.1)	—	—
Total statutory income taxes	$ (1)	(0.5)%	$ 464	33.4 %	$ 25	17.1 %
Federal and foreign income taxes incurred	$ 26	20.9 %	$ (30)	(2.1)%		
Realized capital gains (losses) tax	—	—	(51)	(3.7)		
Change in net deferred income taxes	(27)	(21.4)	545	39.2		
Total statutory income taxes	$ (1)	(0.5)%	$ 464	33.4 %		

The stock of the Company was acquired on November 1, 2021 by Everlake US Holdings Company ("EUHC"). For tax purposes, the transaction was treated as a reinsurance transaction. This treatment resulted in the reset of the tax basis of assets, which impacted the related deferred tax values. The net impact to the deferred tax values is reported in the effective tax rate analysis, except for those items accelerated by the seller through the current provision, such as the acceleration of accounting method changes, and recognition of deferred intercompany gains and losses.

As of December 31, 2022, the Company has a net operating loss carryforward of $429 million generated from 2021, available to offset future net income subject to federal income taxes. The net operating loss carryforward has no expiration date. As of December 31, 2022 , the Company did not have tax credit carryforwards available to offset future net income subject to federal income taxes.

As of December 31, 2022, there are no capital gain income taxes incurred by the Company that are available for recoupment in the event of future net capital losses.

For period from January 1 to October 31, 2021 (prior to the sale of the Company on November 1, 2021), the Company joined the Corporation and its 134 domestic subsidiaries in the filing of a consolidated federal income tax return. The consolidated group has elected under Internal Revenue Code ("IRC") Section 1552(a)(2) to allocate the consolidated federal income tax liability based on each member's federal income tax liability computed on a separate return basis, except all tax benefits resulting from operating losses and tax credits are allocated to the Company to the extent they can be utilized in the consolidated return. The Corporation is responsible for all IRS examinations covering the periods prior to November 1, 2021.

For period from November 1 to December 31, 2021 and for the year ended December 31, 2022, the Company joined Everlake Assurance Company ("EAC") and ELIC Reinsurance Company ("ELIC Re") in the filing of a consolidated federal income tax return. The consolidated group has elected under IRC Section 1552(a)(2) to allocate the consolidated federal income tax liability based on each member's federal income tax liability computed on a separate return basis; however, all tax benefits resulting from losses and tax credits are allocated to the Company to the extent they can be utilized in the consolidated return.

The Inflation Reduction Act, which created a new corporate alternative minimum tax ("CAMT") effective for calendar year taxpayers January 1, 2023, was enacted on August 16, 2022. Based upon projected adjusted financial statement income for 2023 and current IRS and Treasury guidance, the reporting entity (or the controlled group of corporations of which the reporting entity is a member) has determined that average "adjusted financial statement income" could be above the thresholds for the 2023 tax year such that it may be required to perform the CAMT calculations. It is unclear whether the Company would be liable for the CAMT. This view is based on limited guidance and future clarification will be required to assess potential CAMT liability starting tax year January 1, 2023. We have not recognized any impact from the CAMT because a reliable estimate is not possible.

45

7. Information Concerning Parent, Subsidiaries and Affiliates Related party transactions The following transactions were entered into by the Company with related parties in 2022, 2021 and 2020 that involved more than ½ of 1% of the Company’s admitted assets. Activity resulting from reinsurance agreements, insurance contracts or cost allocation transactions in accordance with intercompany agreement provisions was excluded. Transactions with Allstate Finance Company Agency Loans, LLC (“AFCAL”) On December 22, 2016, the Company purchased $279 million of bonds issued by AFCAL. On December 16, 2019, the Company agreed to allow AFCAL to redeem the original notes at fair value of $284 million, which included realized capital gains of $10 million, plus accrued interest of $219 thousand; and issue new notes at market rate. Concurrently with the redemption, the Company purchased an additional $148 million of bonds issued by AFCAL. AFCAL was a bankruptcy remote, special purpose entity wholly owned by Allstate Non-insurance Holdings, Inc., which is wholly owned by the Corporation. The purpose of AFCAL was limited to purchasing and securitizing fixed rate term agent loans from Allstate Finance Company, LLC (“AFCO”), a wholly owned subsidiary of the Company prior to the sale of the Company, at fair value. AFCO originates commercial loans to Allstate exclusive insurance agents that are independent contractors of AIC and, as a result, the Company reports the investment in bonds as unaffiliated. The loans’ sale transaction from AFCO to AFCAL met “sale accounting” conditions in SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. AFCAL used the agent loans as collateral in the issuance of bonds, which were the sole source of cash flows for debt service. The transaction was structured as a loan securitization with oversight by a trustee and a servicer managing the portfolio. On August 16, 2021, the Company agreed to allow AFCAL to redeem all the outstanding notes at fair value of $420 million, which included realized capital gains of $15 million, plus accrued interest of $6 million. AFCAL was dissolved on September 22, 2021. Transactions with AIC The Company paid ordinary dividends of $392 million to AIC, its parent prior to the sale of the Company, consisting of investments with fair values of $40 million and $314 million on April 1, 2021 and May 1, 2021, respectively, and cash of $19 million on both May 1, 2021 and June 30, 2021. With the approval of the IL DOI, the Company also paid an extraordinary dividend of $1.25 billion in cash to AIC on November 1, 2021 prior to the sale of the Company. The ALIC Purchase Agreement specified that certain investments of the Company be sold or transferred prior to the sale closing (“Excluded investment assets”). As part of the Excluded investment assets transactions executed during the third quarter of 2021, the Company transferred bonds, preferred stocks, common stocks, real estate investments, mortgage loans and other invested assets with fair values of $2.99 billion to AIC in exchange for bonds and cash. These transactions were accounted for as investment sales. Transactions with EUHC The Company paid an extraordinary distribution totaling $850 million in cash to EUHC, its parent, on September 30, 2022. This distribution includes a $601 million dividend recorded as a reduction to unassigned funds, which was the entire amount of the Company’s unassigned funds as of the payment date. The remaining $249 million of the distribution was a return of capital that was recorded as a reduction to gross paid in and contributed surplus. With the approval of the IL DOI, the Company paid an extraordinary dividend of $350 million in cash to EUHC, its parent subsequent to the sale of the Company, on November 1, 2021. On November 1, 2021, EUHC contributed all the issued and outstanding common stock of EAC, formerly Allstate Assurance Company, to the Company. The contribution was recorded as an increase to gross paid in and contributed surplus totaling $40 million. Transactions with Everlake Private Fund Borrower, LLC (“EPFB”) On July 5, 2022, the Company formed two wholly owned subsidiaries (i) EPFB and (ii) Everlake Private Fund Midco, LLC (“EPFM”). On September 27, 2022, the Company contributed wholly owned subsidiaries EPFM and Everlake Private Fund I, LLC (“EPFI”) to EPFB in assets totaling $956 million. EPFB further contributed EPFI to EPFM in assets totaling $1.07 billion and distributed $113 million to the Company which was accounted for as a return of capital. On December 31, 2022, the Company contributed $11 million of assets to EPFB which EPFB further contributed to EPFM and EPFI. The assets transferred to EFPB were in an unrealized gain position. No gain or loss was recognized when the assets were transferred. Net investment income for 2022 includes distributions of earnings of $70 million from EPFB. Transactions with ALNY As of September 30, 2021, the necessary state regulatory approvals were received and the sale of ALNY was completed on October 1, 2021. Immediately before the consummation of the sale of ALNY, AIH invested $660 million in ALNY in exchange for shares of newly authorized common capital stock. WRAC paid $400 million in exchange for 100% of the shares of common capital stock of ALNY and ILIC, of which $207 million was allocated to the Company in consideration for its investment in ALNY. 46

The ALNY Purchase Agreement specified that certain ALNY investments be sold or transferred prior to the sale closing (“Pre-sale asset reallocation transactions”). As part of the Pre-sale asset reallocation transactions executed during the third quarter of 2021, ALNY transferred mortgage loans with fair values of $307 million to the Company in exchange for mortgage loans, other invested assets and cash. Surety Bonds Issued by AIC The Company’s issuance of structured settlement annuities (“SSAs”), a type of immediate annuity, in 2013 and prior at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC remain in effect subsequent to the sale of the Company. In most cases, these annuities were issued under a “qualified assignment”, whereby Everlake Assignment Company (“EACO”), formerly known as Allstate Assignment Company, and prior to July 1, 2001 Everlake Settlement Corporation (“ESTC”), formerly known as Allstate Settlement Corporation, both wholly owned subsidiaries of the Company, purchased annuities from the Company. Effective March 22, 2013, the Company no longer offers SSAs. AIC issued surety bonds to indemnify the payment of structured settlement benefits assigned to ESTC from both AIC and unaffiliated parties, and funded by certain annuity contracts issued by the Company through June 30, 2001. ESTC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to indemnify the payment of structured settlement benefits. Alternatively, the Company guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuity payments that are indemnified by the surety bonds of AIC were $3.26 billion and $3.28 billion as of December 31, 2022 and 2021, respectively. Transactions with AFCO In 2021, the Company paid capital contributions in cash to AFCO totaling $4 million. AFCO provides commercial loans to insurance agents of AIC for the purpose of agency acquisitions, working capital and refinancing existing debt. AFCO ownership changed from the Company to AIC prior to the sale of the Company. Transactions with EAC On August 19, 2022, the Company paid a capital contribution of $10 million in cash to EAC, a wholly owned subsidiary. Transactions with Allstate Short Term Pool, LLC The Company invested in the Short term pool, which is offered by Allstate Short Term Pool, LLC, to certain wholly owned affiliated companies of the Corporation. The Short term pool is an investment pool managed by Allstate Investment Management Company (“AIMCO”), an affiliate of the Corporation, whose purpose is to efficiently manage cash and cash equivalents for its member companies. Each member company has an undivided interest in the underlying assets of the Short term pool per the Operating Agreement of Allstate Short Term Pool, LLC (“Operating Agreement”). The value of net assets that is the basis for current transactions and each share is determined daily by the Short term pool custodian. Effective August 11, 2021, the Company’s participation in the Allstate Short Term Pool was terminated due to its pending sale to EUHC on November 1, 2021. Reinsurance Agreement with ELIC Re The Company and ELIC Re, a wholly owned subsidiary, entered into the Amended and Restated Coinsurance Agreement effective January 1, 2017. The original reinsurance agreement included guaranteed term life business written by the Company and Lincoln Benefit Life Company (“LBL”), a former affiliate, in 2000 through 2009. The Amended and Restated Coinsurance Agreement expanded the covered business to include guaranteed term business written by LBL and EAC with issue years 2010 through 2017. The covered businesses written by LBL and EAC were ceded to the Company and retroceded to ELIC Re. The original reinsurance agreement was initially set up as a coinsurance agreement but was amended to a coinsurance agreement with partial funds withheld effective December 1, 2016, whereby the Company retains a specified amount of the assets on its book. Funds withheld under the Amended and Restated Coinsurance Agreement was $764 million and $807 million as of December 31, 2022 and 2021, respectively. Funds withheld expense was $32 million, $32 million and $33 million in 2022, 2021 and 2020, respectively. Pursuant to the provisions of the Amended and Restated Coinsurance Agreement with ELIC Re, the final annual experience refund calculation is performed as of the last day of each calendar year and is payable on or before March 31 of the following year. The Company recorded an experience refund receivable in the amount of $158 million and $91 million as of December 31, 2022 and 2021, respectively, which was included in reinsurance recoverable and other reinsurance receivables in the Statements of Financial Position. Gross life insurance in force ceded to ELIC Re attributable to the Amended and Restated Coinsurance Agreement was $131.62 billion and $140.76 billion as of December 31, 2022 and 2021, respectively. As of December 31, 2022 and 2021, the Company ceded $2.34 billion and $2.31 billion, respectively, of life reserves to ELIC Re. The Company also ceded premiums to ELIC Re in the amount of $255 million, $286 million and $299 million in 2022, 2021 and 2020, respectively. 47

The Company, ELIC Re and The Bank of New York Mellon (“BONY”) are party to an Amended and Restated Trust Agreement whereby the Company and ELIC Re created a trust account to be held by BONY for the benefit of the Company in connection with the Amended and Restated Coinsurance Agreement between the Company and ELIC Re. Funds Withheld Reinsurance Agreement with Everlake Reinsurance Limited On November 1, 2021, the Company and Everlake Reinsurance Limited (“ERL”), a wholly owned subsidiary of EUHC, entered into a Funds Withheld Reinsurance Agreement, whereby the Company ceded to ERL 35% of the majority of the Company’s net in force policies. In consideration for ERL's assumption of these liabilities, the Company transferred assets of $7.3 billion, an amount equal to the statutory liabilities of the ceded policies (net of other reinsurance) to a funds withheld portfolio. The Company also paid ERL a ceding commission in cash and assets in the amount of $500 million. The ceded policies include life contracts, accident and health contracts, and deposit-type contracts. Under SSAP 61R, Life, Deposit-Type and Accident and Health Reinsurance (“SSAP No. 61R”), reserve credits are recorded for the life and accident and health contracts and a funds withheld payable is established. Deposit-type contracts follow deposit accounting that only allows for recording receipts or disbursements exchanged between the entities. Since this is a funds withheld arrangement, there was no adjustment to the liability for deposit-type funds at inception. Funds withheld under the Funds Withheld Reinsurance Agreement was $6.56 billion and $6.74 billion as of December 31, 2022 and 2021, respectively. Funds withheld expense was $376 million and $192 million in 2022 and 2021, respectively. Gross life insurance in force ceded to ERL attributable to the reinsurance agreement was $54.29 billion and $57.44 billion as of December 31,2022 and 2021, respectively. As of December 31, 2022 and 2021, the Company ceded $6.33 billion and $6.50 billion, respectively, of life reserves to ERL. The Company also ceded life premiums to ERL in the amount of $322 million and $6.81 billion in 2022 and 2021, respectively. Accident and health reserves credit taken other than for unearned premium was $18 million and $19 million as of December 31, 2022 and 2021, respectively. Accident and health premiums ceded to ERL was $430 thousand and $16 million in 2022 and 2021, respectively. Reinsurance Agreement with ALNY The Company had an agreement where via a reinsurance treaty it assumed reinvestment related risk on certain SSAs of ALNY. Under the terms of the agreement, if the fixed income book yield on the portion of ALNY’s investment portfolio that supports SSAs’ liabilities fell below the average statutory rates, the Company would pay a benefit. In return, the Company received a premium from ALNY that was based on and varied with the aggregate statutory reserve balance of the SSAs. The Company received premium related to the reinsurance treaty from ALNY of $2 million and $3 million in 2021 and 2020, respectively. The Company paid benefits of $23 million and $21 million to ALNY in 2021 and 2020, respectively. This treaty was terminated on October 1, 2021 in conjunction with the sale of ALNY. Coinsurance Agreements with American Heritage Life Insurance Company (“AHL”) The Company had coinsurance reinsurance agreements with AHL, an affiliate prior to the sale of the Company, whereby the Company assumes certain interest-sensitive life insurance, fixed annuity contracts and accident and health insurance policies. Immediately prior the sale of the Company, the Company entered into the following agreements with AHL. 1. Recapture and Termination Agreement covering individual and group life insurance policy reserves ceded to the Company and terminated the original agreement dated October 1, 2008. 2. Partial Recapture and Partial Termination Agreement (“PRPTA”) covering individual and group disability policy reserves ceded to the Company under the reinsurance agreement dated December 31, 2004. The PRPTA did not amend the provisions of the reinsurance agreement related to AHL’s cession of single premium deferred annuities to the Company. 3. Recapture and Termination Agreement covering certain universal life insurance policy reserves ceded to the Company and terminated the original reinsurance agreement dated December 31, 2004. In connection with the above three agreements, the Company transferred $11 million of cash and investments with a statutory book value equal to the policy liabilities with a fair value of approximately $181 million to AHL. The Company assumed $36 million and $39 million as of December 31, 2022 and 2021, respectively, of life reserves related to these agreements. The Company assumed $1 million in premiums related to the life reinsurance agreements in 2022. The Company recorded a negative $104 million of assumed premiums related to the life reinsurance agreements and related recaptures in 2021. The Company assumed $68 million in premiums related to the life reinsurance agreements in 2020. The Company did not assume accident and health reserves other than for unearned premium from AHL as of December 31, 2022 or 2021. The Company did not have accident and health premiums assumed from AHL in 2022. Accident and health premiums assumed from AHL was $16 million and $68 million in 2021 and 2020, respectively. 48

Recapture and Termination of Reinsurance Agreement with EAC

Effective April 1, 2015, the Company and EAC entered into a reinsurance agreement whereby the Company retroceded to EAC 100% of its liability for certain universal life policies originally written by Surety Life Insurance Company, a former affiliate, Great Southern Life Insurance Company and Security Life of Denver Insurance Company.

Pursuant to a recapture and termination agreement dated December 1, 2020, the Company recaptured 100% of the universal life insurance policies ceded to EAC and terminated the original reinsurance agreement effective April 1, 2015. EAC transferred assets of $401 million, which equal the policy liabilities plus an adjustment for IMR of $25 million, to the Company in connection with the Recapture and Termination Agreement.

As of December 31, 2020, the Company did not have life reserves ceded to EAC as all life reserves previously ceded to EAC were recaptured effective December 1, 2020. Reinsurance credit taken on the reinsurance agreement prior to the execution of the Recapture and Termination Agreement was $393 million. In 2020, premiums ceded to EAC that were recaptured in connection with the Recapture and Termination Agreement was $369 million.

Coinsurance and Modified Coinsurance Agreement with EAC

Effective January 1, 2017, the Company entered into a coinsurance agreement with EAC, whereby the Company assumed the guaranteed term business issued by EAC in 2015 through 2017, which was retroceded to ELIC Re pursuant to the Amended and Restated Coinsurance Agreement. As of December 31, 2022 and 2021 the Company assumed $464 million and $417 million, respectively, of life reserves attributable to this agreement. The Company also assumed premiums from EAC in the amount of $72 million, $76 million and $80 million in 2022, 2021 and 2020, respectively.

Effective December 1, 2020, the Company and EAC entered into a reinsurance agreement whereby EAC transferred assets of $184 million to the Company and ceded on a 100% coinsurance basis corresponding term life and universal life general account policy liabilities plus an adjustment for IMR of $12 million. Under the terms of the agreement, $25 million of variable life separate account liabilities were also assumed from EAC on a modified coinsurance basis. As of December 31, 2022 and 2021, the Company assumed $313 million and $249 million, respectively, of life reserves attributable to this agreement. The Company also assumed premiums from EAC in the amount of $267 million, $284 million and $207 million in 2022, 2021 and 2020, respectively.

The Company reported the following as payable to affiliates as of December 31:

($ in millions)	2022	2021
Everlake Services Company ("ESCO")	$ 24	$ 11
Blackstone ISG-1 Advisors LLC ("BIS")	14	10
Total	$ 38	$ 21

The Company had receivables of $49 thousand due from EUHC as of December 31, 2022. The Company had no receivables from affiliates as of December 31, 2021. Intercompany receivable and payable balances are evaluated on an individual company basis. Beginning November 1, 2021, net intercompany balances are generally settled quarterly. Prior to November 1, 2021, net intercompany balances less than $1 million and those equal to or greater than $1 million were generally settled quarterly and monthly, respectively.

Significant related party agreements

EPFB entered into a senior secured Credit Agreement (the "Credit Agreement") with a third party lender, dated September 27, 2022 and maturing on September 27, 2037. The aggregate initial lender commitment is $900 million and borrowings may be used: (i) to finance EPFI's origination and/or purchase of assets, (ii) to pay fees and expenses as specified in the Credit Agreement, (iii) to make distributions to the members of EPFB subject to the conditions in the Credit Agreement and (iv) to pay for general working capital purposes of EPFB and its subsidiaries. The principal amount of borrowings as of September 30, 2022 was $150 million.

On August 11, 2021, the Company was removed as a member of the Operating Agreement with the Corporation and certain of its wholly owned affiliated companies, which provided a framework for AIMCO to efficiently manage cash and cash equivalents of the Short term pool's members.

Immediately prior to the sale of ALNY on October 1, 2021, ALNY entered into a Reinsurance Termination and Recapture Agreement ("RTRA") with the Company. Under the RTRA, ALNY recaptured approximately $5 million of reserves representing 100% of the business under two existing reinsurance agreements and terminated a third reinsurance agreement related to reinvestment risk. The Company paid $12 million in cash to ALNY in settlement of the RTRA with $5 million related to the recaptured business and $7 million related to the settlement of accrued premiums and benefits upon termination of the reinvestment related agreement. Following the termination of the reinvestment related agreement, the Company, ALNY and The Bank of New York agreed to terminate the Credit for Reinsurance Trust Agreement ("Trust"). The Trust was established for the benefit of ALNY in connection with the reinvestment related agreement under the provisions of 11 CRR-NY 126 of New York Codes, Rules and Regulations (New York Regulation 114). The assets held under the Reinsurance Trust amounted to $1.56 billion as of December 31, 2020.

49

On November 1, 2021, the Company terminated the following agreements as a result of the sale of the Company: • Amended and Restated Service and Expense Agreement (the “Agreement”) of the Company, the Corporation and certain of its affiliated insurance companies pursuant to which AIC provided access to a variety of services, including the utilization of shared bank accounts for cash collections and disbursements in certain situations. The Agreement provided for cost sharing and allocation of operating expense among the parties. • Investment Management Agreement with AILLC whereby AILLC provided investment management services and advice. • Federal income tax allocation agreement with the Corporation. • Capital Support Agreement of the Company and AIC whereby AIC provided capital and surplus to the Company in order for the Company to maintain a company action level risk-based capital ratio of at least 150.0%. AIC’s obligation to provide capital and surplus to the Company was limited to an aggregate amount of $1.00 billion, for which the Company paid AIC an annual commitment fee of 1.0% of the amount of the capital and surplus maximum, as defined in the agreement. • Liquidity Agreement of the Company, AIC, the Corporation, EAC, ELIC Re, Castle Key Insurance Company, Road Bay Investments, LLC, and AFCO. The Liquidity Agreement allowed for short-term advances of funds to be made between parties for liquidity and other general corporate purposes, but did not establish a commitment to advance funds on the part of any party. The Company and AIC each served as a lender and borrower, and the Corporation serves only as a lender, with a one-year term. The aggregate amount of advances made or received by the Company was limited to $1.00 billion. • Intercompany Loan Agreement with the Corporation. The amount available to the Company was at the discretion of the Corporation, however, the maximum amount of loans the Corporation would have outstanding to all its eligible subsidiaries at any given point in time was limited to $1.00 billion. From time to time, the Company borrowed money from the Corporation to meet its short-term cash needs. The Corporation may have used commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. On November 1, 2021, the Company, Everlake Holdings, LP and certain of its affiliated companies entered into an Expense Sharing and Services Agreement to allow for the provision by ESCO and the affiliates of certain services and facilities to the Company, EAC and other affiliates from time to time. On November 1, 2021, the Company, ELIC Re, EAC, and Everlake Distributors, LLC entered into a Consolidated Federal Income Tax Agreement to provide for the allocation of consolidated federal income tax liability and the manner of computation of the amounts and times of payments. On November 1, 2021, the Company and BIS entered into an Investment Management Agreement whereby BIS provides investment management services and advice. BIS is affiliated with Blackstone Inc., the ultimate parent company of the general partner that manages Everlake Holdings, LP. Everlake Holdings, LP is an investment fund and is the Company’s indirect parent. On November 8, 2021, the Company acquired equity interests in BXC DL (WH) Holdings, LLC, a direct lending warehouse facility, from Blackstone Treasury Holdings II L.L.C. for a purchase price in the amount of $231 million. Investments in subsidiaries, controlled or affiliated (“SCA”) entities The Company has investments in the following 100% owned noninsurance subsidiaries (SSAP No. 97 8b(iii) entities): Everlake International Assignments, Ltd (“EIA”), formerly known as Allstate International Assignments, Ltd, ESTC and EACO. The Company’s gross investment in EIA was $11 million and $63 million as of December 31, 2022 and 2021, respectively. The Company’s gross investment in ESTC was $26 million and $16 million as of December 31, 2022 and 2021, respectively. The Company’s gross investment in EACO was $1 million as of December 31, 2022 and 2021. Investments in EIA, ESTC and EACO were not admitted as of December 31, 2022 or 2021, therefore, they were excluded from Sub-2 filing requirements in 2022 and 2021. As of December 31, 2022, the Company determined its carrying value of its investment in EPFB as the value of the U.S. GAAP equity of EPFB as required by SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP No. 97”). All liabilities, commitments, contingencies, guarantees and obligations of EPFB, which are required to be recorded as liabilities, commitments, contingencies, guarantees and obligations under applicable accounting guidance, were reflected in the Company’s determination of the carrying value of its investment in EPFB. The Company’s investment in ALNY, a wholly owned insurance company domiciled in the State of New York prior to October 1, 2021, was based on the underlying statutory capital and surplus of ALNY and included the impact of a New York prescribed practice which differed from the NAIC SAP. Specifically, the calculation of deferred premium assets included the establishment of a prepaid reinsurance premium asset in accordance with New York Regulation 172. SSAP No. 61R requires the deferred premium asset to be reduced by the proportionate amount attributable to reinsurance. 50

The table below contains the monetary effect on the Company’s net income for the year ended and as of surplus which resulted from ALNY using the New York prescribed accounting practice described above, which differed from the NAIC SAP, the amount of the Company’s investment in ALNY based on ALNY’s statutory equity applying the prescribed practice and the amount of the Company’s investment in ALNY if ALNY had completed its statutory financial statements in accordance with the APPM, without considering the prescribed practice, as of December 31, 2020: ($ in millions) Monetary Effect on NAIC SAP Amount of Investment SCA Entity (Investments in insurance SCA Entities) Net Income Increase (Decrease) Surplus Increase (Decrease) Statutory Equity If The Insurance SCA Had Completed Statutory Financial Statements* ALNY $ — $ (7) $ 556 $ 563 * Per APPM (without permitted or prescribed practice) The Company had no investment in ALNY as of December 31, 2021. The Company’s investment in ALNY as of December 31, 2020 was based on ALNY’s audited statutory equity. If ALNY had not used the New York prescribed practice a risk-based capital regulatory event would not have been triggered. The Company did not have investments in SCA entities partnerships, joint ventures or limited liability companies whose share of losses exceeded its reported investment as of December 31, 2022. The Company’s share of losses exceeded its reported investment for the following SCA entity, partnerships, joint partnerships and limited liability companies as of December 31, 2021: ($ in millions) 2021 Entity Reporting Entity’s Share of Net Income (Loss) Accumulated Share of Net Income (Loss) Reporting Entity’s Share of Equity, Including Negative Equity Guaranteed Obligation/ Commitment for Financial Support (Yes/ No) Sunstone Partners II LP $ — $ — $ — Yes 51

8. Company Benefit Plans

Prior to the sale of the Company on November 1, 2021, the Company utilized the services of AIC employees. AIC and the Corporation provided various benefits, including defined benefit pension plans, certain health care and life insurance benefits for certain eligible employees, retired employees and employee-agents and participation in The Allstate 401(k) Savings Plan. The Company was allocated its share of the costs associated with these benefits. The Company's allocated share of these benefits, before reinsurance, was $3 million and $5 million in 2021 and 2020, respectively.

In addition, certain AIC employees participate in a share-based payment plan, The Allstate Corporation 2019 Equity Incentive Plan that amended and restated the 2013 Equity Incentive Plan. Awards of nonqualified stock options, restricted stock units, and performance stock awards are granted to certain employees of AIC. The Company was allocated expenses associated with the costs, determined at the individual participant level. The Company's allocated share of these costs was $2 million and $6 million in 2021 and 2020, respectively. Contractually, the Company's obligations were limited to its share of the allocated service costs. Beginning November 1, 2021, the Everlake employees do not participate in a share-based payment plan.

Subsequent to November 1, 2021, the Company utilizes the services of ESCO employees. ESCO uses Insperity PEO Services, L.P. as its outsourced human resource and administrative service company. Insperity PEO Services, L.P. offers various benefits, including the Insperity 401(k) Plan, to eligible ESCO employees. The Company was allocated its share of the cost associated with these benefits. The Company's allocated share of these benefits, before reinsurance, was $1 million and $68 thousand in 2022 and 2021, respectively.

9. Capital and Surplus

Capital stock

The Company had 23,800 common shares authorized, issued and outstanding as of December 31, 2022 and 2021. All common shares had a par value of $227 per share. In addition, the Company had 3,000,000 shares of preferred stock authorized, but none issued and outstanding as of December 31, 2022 and 2021. All preferred stock shares had a par value of $100 per share.

Unassigned surplus

The components contributing to the cumulative increase or (reduction) of unassigned surplus as of December 31 were as follows:

($ in millions)		2022		2021
Net unrealized capital gains (losses) less capital gains tax	$	261	$	376
Nonadmitted assets	$	(199)	$	(110)
AVR	$	(427)	$	(496)

Dividend restrictions

The ability of the Company to pay dividends is generally dependent on business conditions, income, cash requirements, receipt of dividends and other relevant factors. More specifically, the Illinois Insurance Code ("Code") provides a two-step process. First, no dividend may be declared or paid except from earned (unassigned) surplus, as distinguished from contributed surplus, nor when the payment of a dividend reduces surplus below the minimum amount required by the Code, and surplus for determining whether a dividend may be declared shall not include unrealized appreciation from investments. Secondly, a determination of the ordinary versus extraordinary dividends that can be paid is formula based and considers net income and capital and surplus, as well as the timing and amounts of dividends paid in the preceding twelve months as specified by the Code. Dividends are not cumulative. Additionally, any dividend cannot result in capital and surplus being less than the minimum amount required by law. As of December 31, 2022, the Company cannot declare or pay dividends without the prior approval of the IL DOI because of its negative unassigned surplus position of $184 million excluding unrealized appreciation from investments. Until November 1, 2024, the Company is required to obtain prior written approval from the IL DOI to declare or distribute any shareholder dividend (both ordinary and extraordinary).

52

Financial Statement adjustments

The following reconciliations between the Company's filed 2022 annual statement and the audited statutory financial statements relate to an adjustment to the classification of an extraordinary distribution totaling $850 million in cash, paid to EUHC on September 30, 2022 and a non-cash transaction reclassification. The adjustment reclassified $76 million of the distribution from Gross paid in and contributed surplus to Unassigned funds (surplus) with no impact to Total capital and surplus. The non-cash transaction reclassification in the Statement of Cash Flow did not impact net income or surplus. See Note 7 to the financial statements included in Item 11(e) under the caption "Transactions with EUHC" for details on the extraordinary distribution.

Statement of Financial Position

($ in millions)	As reported as of December 31, 2022	Adjustment Increase (Decrease)	Corrected Amount
Admitted assets			
Total admitted assets	$ 26,002	$ —	$ 26,002
Liabilities			
Total liabilities	$ 24,242	—	$ 24,242
Capital and surplus			
Common capital stock	$ 5	$ —	$ 5
Gross paid in and contributed surplus	1,602	76	1,678
Unassigned funds (surplus)	153	(76)	77
Total capital and surplus	$ 1,760	$ —	$ 1,760
Total liabilities and capital and surplus	$ 26,002	$ —	$ 26,002

Statement of Changes in Capital and Surplus

($ in millions)	As reported for the year ended December 31, 2022	Adjustment Increase (Decrease)	Corrected Amount
Capital and surplus, December 31, prior year	$ 2,402	$ —	$ 2,402
Net income	327	—	327
Change in net unrealized capital gains (losses)	(117)	—	(117)
Change in net unrealized foreign exchange capital gains (losses)	2	—	2
Change in net deferred income tax	27	—	27
Change in nonadmitted assets	(89)	—	(89)
Change in reserve on account of change in valuation basis	(11)	—	(11)
Change in asset valuation reserve	69	—	69
Paid-in surplus adjustment	(325)	76	(249)
Dividends to stockholder	(525)	(76)	(601)
Capital and surplus, December 31, current year	$ 1,760	$ —	$ 1,760

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Statement of Cash Flow ($ in millions) As reported for the year ended December 31, 2022 Adjustment Increase (Decrease) Corrected Amount Cash from operations Net cash from operations $ 145 $ — $ 145 Cash from investments Proceeds from investments sold, matured or repaid $ 9,057 $ (213) $ 8,844 Cost of investments acquired (long-term only) 9,580 (213) 9,367 Net increase or (decrease) in contract loans and premium notes (13) — (13) Net cash from investments $ (510) $ — $ (510) Cash from financing and miscellaneous sources Capital and paid-in surplus, less treasury stock $ (325) $ 76 $ (249) Net deposits on deposit-type contracts and other insurance liabilities (141) — (141) Dividends to stockholder (525) (76) (601) Other cash provided (applied) 369 — 369 Net cash from financing and miscellaneous sources $ (622) $ — $ (622) Reconciliation of cash, cash equivalents and short-term investments Net change in cash, cash equivalents and short-term investments $ (987) $ — (987) Cash, cash equivalents and short-term investments, beginning of year 1,315 — 1,315 Cash, cash equivalents and short-term investments, end of period $ 328 $ — 328 10. Liabilities, Contingencies and Assessments Contingent commitments Refer to Note 5, Fair Value Measurements - Off-balance sheet financial instruments, for information regarding contingent commitments to invest. Guaranty fund assessments Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of both December 31, 2022 and 2021, the Company had accrued $3 million for future guaranty fund assessments, and $2 million for the related premium tax offset expected to be received. The period over which assessments are expected to be paid varies. Premium tax offsets are realized on a straight-line basis over the period allowed by each individual state once the guaranty fund assessment has been paid. The Company did not recognize an impairment loss on the premium tax offsets in 2022, 2021 or 2020. Reconciliations of assets recognized from paid and accrued premium tax offsets and policy surcharges were as follows: ($ in millions) 2022 2021 Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end $ 5 $ 5 Decreases during the year — — Increases during the year — — Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end $ 5 $ 5 54

Liabilities and assets related to guaranty fund assessments arising from insolvencies of entities that wrote long-term care contracts were as follows as of December 31, 2022:

($ in thousands)	
Discount rate applied	4.3 %

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty fund assessment		Related assets	
Name of the insolvency	**Undiscounted**	**Discounted**	**Undiscounted**	**Discounted**
American Network Insurance Company	$ 6	$ 3	$ 5	$ 3
Penn Treaty Network America Insurance Company	$ 124	$ 77	$ 65	$ 55

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:

	Payables			Recoverables		
Name of the insolvency	**Number of Jurisdictions**	**Range of years**	**Weighted average number of years**	**Number of Jurisdictions**	**Range of years**	**Weighted average number of years**
American Network Insurance Company	30	11-56	49	27	11-56	50
Penn Treaty Network America Insurance Company	30	38-57	49	34	38-57	49

Liabilities and assets related to guaranty fund assessments arising from insolvencies of entities that wrote long-term care contracts were as follows as of December 31, 2021:

($ in thousands)	
Discount rate applied	4.3 %

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty fund assessment		Related assets	
Name of the insolvency	**Undiscounted**	**Discounted**	**Undiscounted**	**Discounted**
American Network Insurance Company	$ 5	$ 1	$ 4	$ 1
Penn Treaty Network America Insurance Company	$ 114	$ 61	$ 55	$ 39

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time period for payables and recoverables by insolvency:

	Payables			Recoverables		
Name of the insolvency	**Number of Jurisdictions**	**Range of years**	**Weighted average number of years**	**Number of Jurisdictions**	**Range of years**	**Weighted average number of years**
American Network Insurance Company	30	12-57	50	27	12-57	51
Penn Treaty Network America Insurance Company	38	39-58	50	34	39-58	50

55

Guarantee agreements The Company was a party to the following guarantee agreements as of December 31, 2022: ($ in millions) 1 2 3 4 5 Nature and circumstances of guarantees and key attributes, including date and duration of the agreement Liability recognition of guarantee (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R) Ultimate financial statement impact if action under the guarantee required Maximum potential amount of future payments (undiscounted) the guarantor could be required to develop an estimate, this should be specially noted Current status of payment of performance risk of guarantee. Also provide additional discussion as warranted With third parties The Company guarantees the payment of certain settlement arrangements in the event LBL is unable to make such payments. $ 7 Expenses $ 7 There have been no payments made The Company guarantees the payment of surrender proceeds for a specific block of universal life policies sold through LBL in the event LBL is unable to meet its obligation. 0 Expenses — In 2014, the Company made payments of $467 thousand to 4 policyholders that surrendered their policies. The Company guarantees the payment of certain structured settlement arrangements and third party payment obligations intended to be qualified assignments, established by EACO and EIA and funded by annuities purchased from ALNY. - (1) Expenses 580 There have been no payments made The Company guarantees the payment of certain structured settlement arrangements and third party payment obligations to injured parties and contingent recipients through certain reinsurance agreements in the event ALNY is unable to make such payments. - (1) Expenses 1 There have been no payments made Total $ 7 $ 588 (1) Guarantees relate to a previous wholly-owned subsidiary, ALNY, that continues to be maintained after the sale. None of the agreements above contained recourse provisions that would enable the Company to recover amounts paid to third parties under the guarantees and there were no assets held by the Company as collateral under the agreements. In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations. 56

Total guarantee obligations if performance under the guarantees had been triggered were as follows as of December 31: ($ in millions) 2022 2021 Aggregate maximum potential of future payments of all guarantees (undiscounted) the guarantor could be required to make under guarantees $ 588 $ 617 Current noncontingent liabilities recognized $ 7 $ 8 Current contingent liabilities recognized $ — $ — Ultimate financial statement impact if action under the guarantee is required Investments in SCA $ — $ — Joint venture — — Expense 588 617 Total $ 588 $ 617 11. Debt Federal Home Loan Bank (“FHLB”) Agreements On February 25, 2022, the Company received approval of membership in the FHLB. In connection with membership, the Company purchased $3 million of stock in the FHLB. Acquisition of FHLB capital stock allows members to conduct business activity (borrowings) from an FHLB. These borrowings may take different forms such as debt or funding agreements. The company may use advances or funding agreements in a manner consistent with the Company's general philosophy of managing its investments, balance sheet, and cash flows in a prudent and conservative manner. Cash advances may be used for investment spread strategies (recorded as funding agreements) or general operations should the need arise (recorded as debt). In 2022, all cash advances were used for investment spread opportunities. The Company will have borrowing capacity from the FHLB limited to (1) the amount of eligible assets to pledge and (2) 10% of net admitted assets. As of December 31, 2022, the Company's maximum borrowing capacity is $2.39 billion. Aggregate totals of FHLB capital stock owned by the Company as of December 31 are as follows: ($ in millions) Total General Account Separate Accounts Current Year Membership stock - Class A $ — $ — $ — Membership stock - Class B 1 1 — Activity stock 2 2 — Excess stock — — — Aggregate total $ 3 $ 3 $ — Actual or Estimated Borrowing Capacity as Determined by the Insurer 2,397 XXX XXX Prior year-end Membership stock - Class A $ — $ — $ — Membership stock - Class B — — — Activity stock — — — Excess stock — — — Aggregate total $ — $ — $ — Actual or Estimated Borrowing Capacity as Determined by the Insurer — XXX XXX As of December 31, 2022, all of the Company’s ownership in FHLB Class B membership stock is not eligible for redemption. 57

Amount borrowed from FHLB as of December 31 were as follows: ($ in millions) Total General Account Separate Accounts Funding Agreements Reserves Established Current Year Debt $ — $ — $ — XXX Funding agreements 42 42 — 42 Other — — — XXX Aggregate total $ 42 $ 42 $ — $ 42 Prior year-end Debt $ — $ — $ — XXX Funding agreements — — — — Other — — — XXX Aggregate total $ — $ — $ — $ — Maximum amount borrowed from FHLB during 2022 were as follows: ($ in millions) Total General Account Separate Accounts Debt $ — $ — $ — Funding agreements 42 42 — Other — — — Aggregate total $ 42 $ 42 $ — The Company does not have prepayment obligations under the the above arrangements. Amount of collateral pledged to FHLB as of December 31: ($ in millions) Fair value Carrying value Aggregate total borrowing Current year total General and Separate Accounts - Total collateral pledged $ 65 $ 68 $ 42 Current year General Account - Total collateral pledged $ 65 $ 68 $ 42 Current year Separate Accounts - Total collateral pledged $ — $ — $ — Prior year-end total General and Separate Accounts - Total collateral pledged $ — $ — $ — Maximum amount of collateral pledged to FHLB during the reporting period: ($ in millions) Fair value Carrying value Amount borrowed at time of maximum collateral Current year total General and Separate Accounts - Maximum collateral pledged $ 66 $ 69 $ — Current year General Account - Maximum collateral pledged $ 66 $ 69 $ — Current year Separate Accounts - Maximum collateral pledged $ — $ — $ — Prior year-end total General and Separate Accounts - Maximum collateral pledged $ — $ — $ — Repurchase Agreements Transactions Accounted for as Secured Borrowing Effective the fourth quarter of 2022, the Company is a party to secured financing transactions whereby certain securities are sold under repurchase agreements, in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities at agreed-upon dates specified in the agreements. Under the repurchase agreements the Company requires collateral equal to, at a minimum, 97 percent of the fair value of the transferred securities. Cash collateral received is invested in various securities and the offsetting collateral liabilities are classified as repurchase agreements and included in aggregate write-ins for liabilities. The Company manages risk associated with repurchase agreements through counterparty selection and collateral requirements. Repurchase agreements remain subject to counterparty risk and risk of changes in the fair value of the transferred securities. Losses may be recognized if the counterparty defaults or if the fair value of the transferred securities decline to 58 below the amount by which the Company is required to repurchase the securities. The Company manages these risks with collateral requirements and monitoring the fair value of the transferred securities for declines in fair value. If the Company believes there is a risk of sustained decline in fair value, the Company can repurchase securities immediately to limit losses. To the extent that the maturity dates of the collateral liability do not match those of the reinvested assets, the Company has other sources of liquidity, including tradable securities, which could be used to return cash collateral. The sources of liquidity to be used to return cash collateral would be dependent upon current market conditions. As of December 31, 2022, securities with a fair value of approximately $568 million were subject to repurchase agreements to secure amounts borrowed by the Company. Such securities are classified as bonds on the Company’s balance sheet and were disclosed as restricted assets in Note 4. All repurchase agreements the Company had in 2022 were bilateral agreements. The Company did not have repurchase agreements in 2021. The Company reported the following original (flow) and residual maturity for repurchase transaction in 2022: ($ in millions) First Quarter Second Quarter Third Quarter Fourth Quarter Maximum Amount Open - No maturity $ — $ — $ — $ 550 Ending Balance Open - No maturity $ — $ — $ — $ 550 The Company reported the following securities sold under repurchase secured borrowing in 2022: ($ in millions) First Quarter Second Quarter Third Quarter Fourth Quarter Maximum Amount BACV XXX XXX XXX $ 748 Nonadmitted - Subset of BACV XXX XXX XXX $ — Fair value (“FV”) $ — $ — $ — $ 568 Ending Balance BACV XXX XXX XXX $ 748 Nonadmitted - Subset of BACV XXX XXX XXX $ — Fair value (“FV”) $ — $ — $ — $ 568 The Company reported the following securities sold under repurchase secured borrowing by NAIC Designation as of December 31, 2022: ($ in millions) NONE NAIC 1 NAIC 2 NAIC 3 Ending Balance Bonds - BACV $ — $ 375 $ 363 $ — Other invested assets - BACV — 10 — — Total assets - BACV $ — $ 385 $ 363 $ — Bonds - FV $ — $ 287 $ 274 $ — Other invested assets - FV — 7 — — Total assets - FV $ — $ 294 $ 274 $ — NAIC 4 NAIC 5 NAIC 6 Nonadmitted Ending Balance Bonds - BACV $ — $ — $ — $ — Other invested assets - BACV — — — — Total assets - BACV $ — $ — $ — $ — Bonds - FV $ — $ — $ — $ — Other invested assets - FV — — — — Total assets - FV $ — $ — $ — $ — 59

The Company reported the following collateral received under secured borrowing in 2022: ($ in millions) First Quarter Second Quarter Third Quarter Fourth Quarter Maximum Amount Cash $ — $ — $ — $ 550 Securities (FV) $ — $ — $ — $ — Ending Balance Cash $ — $ — $ — $ 550 Securities (FV) $ — $ — $ — $ — The Company reported the following cash and non-cash collateral received under secured borrowing by NAIC Designation as of December 31, 2022: ($ in millions) NONE NAIC 1 NAIC 2 NAIC 3 Ending Balance Cash $ 550 $ — $ — $ — Total collateral assets - FV $ 550 $ — $ — $ — NAIC 4 NAIC 5 NAIC 6 Nonadmitted Ending Balance Cash $ — $ — $ — $ — Total collateral assets - FV $ — $ — $ — $ — The Company reported the following allocation of aggregate collateral by remaining contractual maturity as of December 31, 2022: ($ in millions) Fair Value Overnight and continuous $ 550 30 days or less $ — 31 to 90 days $ — > 90 days $ — The Company reported the following allocation of aggregate collateral reinvested by remaining contractual maturity as of December 31, 2022: ($ in millions) Amortized Cost Fair Value 30 days or less $ — $ — 31 to 60 days $ — $ — 61 to 90 days $ — $ — 91 to 120 days $ — $ — 121 to 180 days $ 1 $ 1 181 to 365 days $ 1 $ 1 1 to 2 years $ 6 $ 6 2 to 3 years $ 4 $ 4 > 3 years $ 539 $ 527 The Company reported the following liability to return collateral under secured borrowing in 2022: ($ in millions) First Quarter Second Quarter Third Quarter Fourth Quarter Maximum Amount Cash (Collateral - All) $ — $ — $ — $ 550 Securities collateral (FV) $ — $ — $ — $ — Ending Balance Cash (Collateral - All) $ — $ — $ — $ 550 Securities collateral (FV) $ — $ — $ — $ — 60

12. Reinsurance

For certain term life insurance policies issued prior to October 2009, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance under coinsurance agreements to a pool of thirteen unaffiliated reinsurers. Effective October 2009, mortality risk on term business is ceded under yearly renewable term agreements under which the Company cedes mortality in excess of its retention, which is consistent with how the Company generally reinsures its permanent life insurance business. The following table summarizes those retention limits by period of policy issuance.

Period	Retention limits
April 2015 through current	Single life: $2 million per life Joint life: no longer offered
April 2011 through March 2015	Single life: $5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria Joint life: $8 million per life, and $10 million for contracts that meet specific criteria
July 2007 through March 2011	$5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
September 1998 through June 2007	$2 million per life. In 2006 the limit was increased to $5 million for instances when specific criteria were met
August 1998 and prior	Up to $1 million per life

The estimated amount of the aggregate reduction in surplus, for agreements other than those under which the reinsurer may unilaterally cancel for reasons other than for nonpayment of premium or other similar credits, of termination of all reinsurance agreements, by either party, was $3 million and $5 million as of December 31, 2022 and 2021, respectively.

As of December 31, 2022, the gross life insurance in force was $335.82 billion of which $228.78 billion was ceded to affiliates and other unaffiliated reinsurers. As of December 31, 2021, the gross life insurance in force was $359.88 billion of which $247.00 billion was ceded to affiliates and other unaffiliated reinsurers.

The effects of reinsurance on premiums and annuity considerations, and benefits for the years ended December 31 were as follows:

($ in millions)	2022	2021	2020
Premiums and annuity considerations			
Direct	$ 383	$ 405	$ 359
Assumed	1,015	990	1,184
Ceded	(736)	(7,277)	(59)
Premiums and annuity considerations, net of reinsurance	$ 662	$ (5,882)	$ 1,484

($ in millions)	2022	2021	2020
Benefits			
Direct	$ 1,942	$ 2,061	$ 2,045
Assumed	784	1,027	949
Ceded	(1,376)	(1,058)	(814)
Benefits, net of reinsurance	$ 1,350	$ 2,030	$ 2,180

Reserves assumed for all reinsurance agreements were $7.73 billion and $7.68 billion as of December 31, 2022 and 2021, respectively. Reinsurance receivables in the Statements of Financial Position were $201 million and $191 million as of December 31, 2022 and 2021, respectively. All related reserves are included in the Statements of Financial Position.

The Company did not write off uncollectible reinsurance in 2022 or 2021. The Company wrote off reinsurance balances related to claims incurred from RGA Reinsurance Company totaling $126 thousand in 2020.

As of December 31, 2022 and 2021, the Company was subject to Actuarial Guideline XLVIII, which establishes uniform standards governing XXX or AXXX reserve financing arrangements for life insurance. There was one reinsurance contract under which covered policies were ceded by the Company. Funds consisting of primary security were held by the Company on a funds withheld basis in an amount at least equal to the required level of primary security. Other security was held in trust for the benefit of the Company in an amount at least equal to the portion of statutory reserves as to which primary security was not held.

61

The Company reported the following in its operations as a result of commutations of reinsurance in 2022, 2021 and 2020. ($ in millions) 2022 2021 2020 Claims incurred $ — $ — $ — Claims adjustment expenses incurred (1) $ (4) $ (5) $ (401) Premium earned $ 2 $ 6 $ 401 Other $ — $ (2) $ (13) Total by Company Lincoln Benefit Life Company $ (2) $ — $ — EAC $ — $ — $ (13) ALNY $ — $ (1) $ — (1) Includes $3 million, $3 million and $8 million of death benefits and $1 million, $2 million and $393 million of increase in reserves for 2022, 2021 and 2020, respectively. Net loss recognized as a result of commutations was $2 million, $1 million and $13 million in 2022, 2021 and 2020, respectively. 62

13. Direct Premium Written/Produced by Managing General Agents ("MGAs")/Third Party Administrators ("TPAs")

The aggregate amount of direct premiums written/produced by MGAs/TPAs for the year ended December 31, 2022 was $383 million, which was greater than 5% of the Company's surplus. The aggregate amount of direct premiums written/produced by MGAs/TPAs for the year ended December 31, 2021 and 2020 was $109 million and $40 million, respectively, which was less than 5% of the Company's surplus. AIC began providing administrative services to the Company on November 1, 2021 pursuant to a Transition Services Agreement entered into in connection with the sale of the Company. The following table presents information for the MGA/TPA:

($ in millions)					**Total Direct Premiums Written/Produced by**		
Name and Address of MGP/TPA	**FEIN Number**	**Exclusive Contract**	**Types of Business Written**	**Types of Authority Granted***	**2022**	**2021**	**2020**
Allstate Insurance Company 3100 Sanders Road, STE 201 Northbrook, IL 60062	36-0719665	No	Individual life, group life, individual annuity, group annuity	C, CA, P, R	$ 353	$ 74	$ —
Prudential Ins Company of America 751 Broad Street Newark, NJ 07102	22-1211670	No	Individual annuity, group annuity	C, CA, P, R	3	5	7
Driasi 7930 Century Boulevard Chanhassen, MN 55317		No	Individual life, group life, individual A&H, group A&H	C, CA, P, R	9	10	11
One Main Financial 601 N.W. 2nd Street Evansville, IN 47708		No	Individual life, group life, individual A&H, group A&H	C, CA, P, R	17	19	21
LifeCare Assurance Company 21600 Oxnard Street Woodland Hills, CA 91367	86-0388413	No	Individual A&H, group A&H	C, CA, P, R	1	1	1
Total					$ 383	$ 109	$ 40

* C - Claims payment
CA - Claims adjustment
P - Premium collection
R - Reinsurance ceding

14. Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity reserves and deposit-type contracts and other liabilities without life or disability contingencies were as follows as of December 31:

63

($ in millions)	2022				
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
INDIVIDUAL ANNUITIES:					
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ 257	$ —	$ —	$ 257	2.6 %
b. At book value less current surrender charge of 5% or more	1	—	—	1	—
c. At fair value	18	—	790	808	8.3
d. Total with market value adjustment or at fair value (total of a through c)	276	—	790	1,066	10.9 %
e. At book value without adjustment (minimal or no charge or adjustment)	2,650	84	—	2,734	27.9
(2) Not subject to discretionary withdrawal	5,970	—	13	5,983	61.2
(3) Total (gross: direct + assumed)	8,896	84	803	9,783	100.0 %
(4) Reinsurance ceded	3,392	—	—	3,392	
(5) Total (net) (3) – (4)	$ 5,504	$ 84	$ 803	$ 6,391	
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$ 1	$ —	$ —	1	
GROUP ANNUITIES:					
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ 117	$ —	$ —	$ 117	4.0 %
b. At book value less current surrender charge of 5% or more	3	—	—	3	0.1
c. At fair value	—	—	1,136	1,136	38.6
d. Total with market value adjustment or at fair value (total of a through c)	120	—	1,136	1,256	42.7 %
e. At book value without adjustment (minimal or no charge or adjustment)	827	1	—	828	28.2
(2) Not subject to discretionary withdrawal	848	—	8	856	29.1
(3) Total (gross: direct + assumed)	1,795	1	1,144	2,940	100.0 %
(4) Reinsurance ceded	937	—	—	937	
(5) Total (net) (3) – (4)	$ 858	$ 1	$ 1,144	$ 2,003	
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$ 3	$ —	$ —	3	
DEPOSIT-TYPE CONTRACTS (no life contingencies):					
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ —	$ —	$ —	$ —	— %
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	1	—	—	1	0.1
d. Total with market value adjustment or at fair value (total of a through c)	1	—	—	1	0.1 %
e. At book value without adjustment (minimal or no charge or adjustment)	88	—	—	88	5.8
(2) Not subject to discretionary withdrawal	1,428	—	—	1,428	94.1
(3) Total (gross: direct + assumed)	1,517	—	—	1,517	100.0 %
(4) Reinsurance ceded	—	—	—	—	
(5) Total (net) (3) – (4)	$ 1,517	$ —	$ —	$ 1,517	
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$ —	$ —	$ —	—	

64

($ in millions)

	2021				
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
INDIVIDUAL ANNUITIES:					
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ 297	$ —	$ —	$ 297	2.8 %
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	20	—	1,178	1,198	11.3
d. Total with market value adjustment or at fair value (total of a through c)	317	—	1,178	1,495	14.1 %
e. At book value without adjustment (minimal or no charge or adjustment)	2,919	125	—	3,044	28.7
(2) Not subject to discretionary withdrawal	6,058	—	16	6,074	57.2
(3) Total (gross: direct + assumed)	9,294	125	1,194	10,613	100.0 %
(4) Reinsurance ceded	3,533	—	—	3,533	
(5) Total (net) (3) – (4)	$ 5,761	$ 125	$ 1,194	$ 7,080	
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$ —	$ —	$ —	—	
GROUP ANNUITIES:					
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ 137	$ —	$ —	$ 137	3.7 %
b. At book value less current surrender charge of 5% or more	3	—	—	3	0.1
c. At fair value	—	—	1,705	1,705	46.2
d. Total with market value adjustment or at fair value (total of a through c)	140	—	1,705	1,845	50.0 %
e. At book value without adjustment (minimal or no charge or adjustment)	917	2	—	919	24.9
(2) Not subject to discretionary withdrawal	911	—	13	924	25.1
(3) Total (gross: direct + assumed)	1,968	2	1,718	3,688	100.0 %
(4) Reinsurance ceded	1,017	—	—	1,017	
(5) Total (net) (3) – (4)	$ 951	$ 2	$ 1,718	$ 2,671	
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$ 3	$ —	$ —	3	
DEPOSIT-TYPE CONTRACTS (no life contingencies):					
(1) Subject to discretionary withdrawal:					
a. With market value adjustment	$ —	$ —	$ —	$ —	— %
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	1	—	—	1	0.1
d. Total with market value adjustment or at fair value (total of a through c)	1	—	—	1	0.1 %
e. At book value without adjustment (minimal or no charge or adjustment)	106	—	—	106	6.6
(2) Not subject to discretionary withdrawal	1,501	—	—	1,501	93.3
(3) Total (gross: direct + assumed)	1,608	—	—	1,608	100.0 %
(4) Reinsurance ceded	—	—	—	—	
(5) Total (net) (3) – (4)	$ 1,608	$ —	$ —	$ 1,608	
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$ —	$ —	$ —	—	

65

Reconciliation of total annuity actuarial reserves and deposit fund liabilities was as follows as of December 31:

($ in millions)	2022	2021
Life & Accident & Health Annual Statement:		
Exhibit 5, Annuities Section, Total (net)	$ 6,362	$ 6,711
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	1	1
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	1,516	1,608
Subtotal	$ 7,879	$ 8,320
Separate Accounts Annual Statement:		
Exhibit 3, Line 0299999, Column 2	2,032	3,039
Subtotal	2,032	3,039
Combined total	$ 9,911	$ 11,359

15. Analysis of Life Actuarial Reserves by Withdrawal Characteristics

Withdrawal characteristics of life actuarial reserves were as follows as of December 31:

($ in millions)	2022		
	Account Value	Cash Value	Reserve
General Account			
Subject to discretionary withdrawal, surrender values, or policy loans:			
Term policies with cash value	$ —	$ 26	$ 65
Universal life	3,204	3,204	3,282
Universal life with secondary guarantees	2,429	1,974	3,255
Indexed universal life	27	27	28
Indexed universal life with secondary guarantees	930	625	737
Other permanent cash value life insurance	—	561	690
Variable universal life	67	66	72
Miscellaneous reserves	—	—	—
Not subject to discretionary withdrawal or no cash values:			
Term policies without cash value	XXX	XXX	2,838
Accidental death benefits	XXX	XXX	1
Disability – Active lives	XXX	XXX	2
Disability – Disabled lives	XXX	XXX	45
Miscellaneous reserves	XXX	XXX	478
Total (gross: direct + assumed)	6,657	6,483	11,493
Reinsurance ceded	2,307	2,258	6,011
Total (net)	$ 4,350	$ 4,225	$ 5,482
Separate Account Nonguaranteed			
Subject to discretionary withdrawal, surrender values, or policy loans:			
Variable universal life	$ 40	$ 40	$ 40
Not subject to discretionary withdrawal or no cash values:			
Term policies without cash value	XXX	XXX	—
Accidental death benefits	XXX	XXX	—
Disability – Active lives	XXX	XXX	—
Disability – Disabled lives	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—
Total (gross: direct + assumed)	40	40	40
Reinsurance ceded	—	—	—
Total (net)	$ 40	$ 40	$ 40

66

($ in millions)	2021		
	Account Value	Cash Value	Reserve
General Account			
Subject to discretionary withdrawal, surrender values, or policy loans:			
Term policies with cash value	$ —	$ 24	$ 64
Universal life	3,328	3,326	3,406
Universal life with secondary guarantees	2,354	1,854	3,166
Indexed universal life	28	28	28
Indexed universal life with secondary guarantees	874	547	671
Other permanent cash value life insurance	—	550	680
Variable universal life	66	65	73
Miscellaneous reserves	—	—	—
Not subject to discretionary withdrawal or no cash values:			
Term policies without cash value	XXX	XXX	2,874
Accidental death benefits	XXX	XXX	2
Disability – Active lives	XXX	XXX	3
Disability – Disabled lives	XXX	XXX	48
Miscellaneous reserves	XXX	XXX	425
Total (gross: direct + assumed)	6,650	6,394	11,440
Reinsurance ceded	2,304	2,227	5,986
Total (net)	$ 4,346	$ 4,167	$ 5,454
Separate Account Nonguaranteed			
Subject to discretionary withdrawal, surrender values, or policy loans:			
Variable universal life	$ 62	$ 62	$ 62
Not subject to discretionary withdrawal or no cash values:			
Term policies without cash value	XXX	XXX	—
Accidental death benefits	XXX	XXX	—
Disability – Active lives	XXX	XXX	—
Disability – Disabled lives	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—
Total (gross: direct + assumed)	62	62	62
Reinsurance ceded	—	—	—
Total (net)	$ 62	$ 62	$ 62

Reconciliation of total life actuarial reserves was as follows as of December 31:

($ in millions)	2022	2021
Life & Accident & Health Annual Statement:		
Exhibit 5, Life Insurance Section, Total (net)	$ 5,255	$ 5,200
Exhibit 5, Accidental Death Benefits Section, Total (net)	—	1
Exhibit 5, Disability – Active Lives Section, Total (net)	1	2
Exhibit 5, Disability – Disabled Lives Section, Total (net)	26	41
Exhibit 5, Miscellaneous Reserves Section, Total (net)	200	210
Subtotal	$ 5,482	$ 5,454
Separate Accounts Annual Statement:		
Exhibit 3, Line 0199999, Column 2	40	62
Subtotal	40	62
Combined total	$ 5,522	$ 5,516

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16. Premiums and Annuity Considerations Deferred and Uncollected

($ in millions)	2022		2021	
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$ 94	$ 161	$ 100	$ 169
Group life	—	1	—	1
Total	$ 94	$ 162	$ 100	$ 170

17. Separate Accounts

The Company's Separate Accounts were attributed to the following products/transactions as of December 31:

($ in millions)	2022		2021	
Product/transaction	Legally insulated assets	Separate Account Assets (Not legally insulated)	Legally insulated assets	Separate Account Assets (Not legally insulated)
Variable annuity contracts	$ 1,949	$ —	$ 2,915	$ —
Variable life policies	42	—	64	—
Indexed variable annuity contracts	—	44	—	156
Total	$ 1,991	$ 44	$ 2,979	$ 156

The assets and liabilities of variable annuity contracts and variable life policies are recorded as assets and liabilities of the Separate Accounts and are legally insulated from the General Account, excluding any purchase payments or transfers directed by the contractholder to earn a fixed rate of return which are included in the Company's General Account assets. The legal insulation of the Separate Accounts assets prevents such assets from being generally available to satisfy claims resulting from the General Account. Separate Accounts which contain variable annuity and variable life business are unit investment trusts and registered with the Securities and Exchange Commission. As of December 31, 2022 and 2021, all assets of the Separate Accounts that support the variable annuity and variable life business were legally insulated. Variable annuity and variable life business allow the contractholder to accumulate funds within a variety of portfolios, at rates which depend upon the return achieved from the types of investments chosen. The net investment experience of the Separate Accounts is credited directly to the contractholder and can be favorable or unfavorable. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies. Absent any contract provision wherein the Company provides a guarantee, the contractholders of the variable annuity and variable life products bear the investment risk that the Separate Account's funds may not meet their stated investment objectives. Variable annuity and variable life business is included in the Nonguaranteed Separate Accounts column of the following tables.

The assets and liabilities of indexed variable annuity contracts are also recorded as assets and liabilities of the Separate Accounts, however, they are not legally insulated from the General Account. The indexed variable annuity product is non-unitized and is registered with the SEC. Indexed variable annuity products provide the opportunity for the contractholder to invest for a specified length of 5, 7, or 10 years in one or more investment options linked to the S&P 500 and subject to a maximum and minimum investment performance which may be negative. Indexed variable annuity business is included in the Index column of the following tables.

Some of the Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken on variable annuity products, the Separate Accounts paid risk charges of $6 million, $8 million and $7 million in 2022, 2021 and 2020, respectively. The amount paid by the General Account for Separate Account guarantees for variable annuity products was $23 million, $18 million and $26 million in 2022, 2021 and 2020, respectively.

In connection with the disposal of the Company's variable annuity business to Prudential Insurance Company of America ("Prudential"), there is a modified coinsurance reinsurance agreement under which the Separate Account assets and liabilities remain in the Company's Statements of Financial Position, but the related results of operations are fully reinsured to Prudential and presented net of reinsurance in the Statements of Operations. In contrast, assets supporting General Account liabilities, including the future rights and obligations related to benefit guarantees and fixed rate of return fund investments, have been transferred to Prudential under the coinsurance reinsurance provisions. The reinsurance agreements do not contain limits or indemnifications with regard to the insurance risk transfer, and transferred all of the future risks and responsibilities for performance in the underlying variable annuity contracts to Prudential, including those related to benefit guarantees and fixed rate of return fund investments, in accordance with SSAP No. 61R. The Separate Accounts balances related to the modified coinsurance reinsurance with Prudential, including the assumed modified coinsurance reinsurance from LBL and American Maturity Life Insurance Company ("AML"), were $2.25 billion and $3.59 billion as of December 31, 2022 and 2021, respectively. The General Account liability balances reinsured to Prudential under the coinsurance reinsurance were $1.04

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billion and $1.02 billion as of December 31, 2022 and 2021, respectively, and consisted of the liabilities for fixed rate of return fund investments and benefit guarantees. Information regarding the Company’s Separate Accounts as of December 31 was as follows: ($ in millions) 2022 Index Nonindexed Guarantee Less Than/ Equal To 4% Nonindexed Guarantee More Than 4% Non- Guaranteed Separate Accounts Total Premiums, considerations or deposits for year ended 12/31/2022 $ — $ — $ — $ — $ — Reserves as of December 31, 2022 For accounts with assets at: Fair value $ 85 $ — $ — $ 1,987 $ 2,072 By withdrawal characteristics: Subject to discretionary withdrawal: With market value adjustment $ 85 $ — $ — $ — $ 85 At fair value — — — 1,966 1,966 Subtotal 85 — — 1,966 2,051 Not subject to discretionary withdrawal — — — 21 21 Total $ 85 $ — $ — $ 1,987 $ 2,072 Reserves for asset default risk in lieu of AVR N/A N/A N/A N/A N/A ($ in millions) 2021 Index Nonindexed Guarantee Less Than/ Equal To 4% Nonindexed Guarantee More Than 4% Non- Guaranteed Separate Accounts Total Premiums, considerations or deposits for year ended 12/31/2021 $ — $ — $ — $ 2 $ 2 Reserves as of December 31, 2021 For accounts with assets at: Fair value $ 126 $ — $ — $ 2,974 $ 3,100 By withdrawal characteristics: Subject to discretionary withdrawal: With market value adjustment $ — $ — $ — $ — $ — At fair value 126 — — 2,945 3,071 Subtotal 126 — — 2,945 3,071 Not subject to discretionary withdrawal — — — 29 29 Total $ 126 $ — $ — $ 2,974 $ 3,100 Reserves for asset default risk in lieu of AVR N/A N/A N/A N/A N/A 69

($ in millions)	2020				
	Index	Nonindexed Guarantee Less Than/ Equal To 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2020	$ —	$ —	$ —	$ 2	$ 2
Reserves as of December 31, 2020					
For accounts with assets at:					
Fair value	$ 166	$ —	$ —	$ 3,001	$ 3,167
By withdrawal characteristics:					
Subject to discretionary withdrawal:					
With market value adjustment	$ 166	$ —	$ —	$ —	$ 166
At fair value	—	—	—	2,972	2,972
Subtotal	166	—	—	2,972	3,138
Not subject to discretionary withdrawal	—	—	—	29	29
Total	$ 166	$ —	$ —	$ 3,001	$ 3,167
Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A	N/A

Reconciliation of net transfers to or (from) the Separate Accounts for the year ended December 31 was as follows:

($ in millions)	2022	2021	2020
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:			
Transfers to Separate Accounts	$ —	$ 2	$ 2
Transfers from Separate Accounts	304	418	380
Net transfers to (from) Separate Accounts	(304)	(416)	(378)
Reconciling adjustments:			
Other net transfers assumed from LBL	(19)	(58)	(37)
Net transfers assumed from AML	(2)	(1)	(1)
Net transfers assumed from EAC	14	10	1
Net transfers ceded to Prudential	1	—	—
Transfers as reported in the Statement of Operations	$ (310)	$ (465)	$ (415)

18. Other Items

Balances reasonably possible to be uncollectible

Agents' balances receivable are 100% nonadmitted after the establishment of a valuation allowance. The allowance balance for admitted agents' balances receivable, after reinsurance, was $2 million and $1 million as of December 31, 2022 and 2021, respectively.

Participating policies

For 2022, 2021 and 2020, the Company recognized premiums related to life participating policies of $30 thousand, $50 thousand and $56 thousand, respectively. In 2022, 2021 and 2020, these amounts represented less than one-half of one percent of total life premiums and annuity considerations earned. The Company uses accrual accounting to record policyholder dividends on participating policies. The Company paid dividends of $3 thousand, $4 thousand, and $4 thousand in 2022, 2021 and 2020, respectively, to participating policyholders and did not allocate additional income.

Amount of insurance for gross premium less than net premiums

As of December 31, 2022 and 2021, the Company had $4.03 billion and $4.39 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standards of valuation set by the State of Illinois. Reserves to cover the above insurance totaled $29 million and $32 million as of December 31, 2022 and 2021, respectively.

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Other reserve changes for life and annuity contracts

In 2022, the Company's aggregate reserves for life and annuity contracts were decreased by other reserve changes of $40 million. Other reserve changes in 2022 were as follows:

($ in millions)		Ordinary		Group	
Item	Total	Life Insurance	Individual Annuities	Life Insurance	Annuities
Pre-close transactions	$ —	$ —	$ —	$ —	$ —
Asset adequacy reserve release	—	—	—	—	—
Voluntary management reserve	—	—	—	—	—
Long-term care asset adequacy	—	—	—	—	—
Application of Actuarial Guideline 38	(40)	(40)	—	—	—
Reinsured to ERL	—	—	—	—	—
Total	$ (40)	$ (40)	$ —	$ —	$ —

In 2021, the Company's aggregate reserves for life and annuity contracts were decreased by other reserve changes of $6.67 billion. Other reserve changes in 2021 were as follows:

($ in millions)		Ordinary		Group	
Item	Total	Life Insurance	Individual Annuities	Life Insurance	Annuities
Pre-close transactions	$ (121)	$ (121)	$ —	$ —	$ —
Asset adequacy reserve release	(350)	—	(350)	—	—
Voluntary management reserve	261	—	261	—	—
Long-term care asset adequacy	10	10	—	—	—
Application of Actuarial Guideline 38	39	39	—	—	—
Reinsured to ERL	(6,505)	(2,703)	(3,190)	(100)	(512)
Total	$ (6,666)	$ (2,775)	$ (3,279)	$ (100)	$ (512)

Scottish Re (U.S.), Inc. ("SRUS")

On December 14, 2018, the Delaware Insurance Commissioner placed SRUS under regulatory supervision. On March 6, 2019, the Chancery Court of the State of Delaware entered a Rehabilitation and Injunction Order in response to a petition filed by the Insurance Commissioner.

The Rehabilitation and Injunction Order declared SRUS impaired and in unsound condition, appointed the Insurance Commissioner as Receiver, and directed the Receiver to take possession of SRUS' assets and rehabilitate SRUS pursuant to the Delaware insurer insolvency statutes. The order also included a broad injunction limiting the ability of SRUS' contractual counterparties to enforce their rights (including setoff rights) during the proceeding without leave from court. As a result of litigation and compromises reached in 2019, the Company has continued to offset claim payments and losses against premiums subject to certain limitations and reservations of rights by the Receiver. The Company also filed a separate motion in 2019 related to the reimbursement of claim payments where SRUS is also acting as administrator. This motion resulted in the Receiver's agreement to refund advances made by the Company to SRUS's administrator from collected premiums. The Receiver filed his first proposed Plan of Rehabilitation ("Plan") for consideration by the Court on June 30, 2020, and he filed an amended Plan on March 16, 2021. The Company and numerous other cedents and retrocessionaires requested discovery from the Receiver with respect to both versions of the Plan. After the Receiver took the position that most of the information requests were improper, the Court directed the parties to negotiate a discovery, briefing and trial process. The parties were unable to agree on the legal standard the Court should apply in considering whether to approve the Plan or the Receiver's burden of proof. Following subsequent briefing and arguments in January 2022, the Court issued a ruling and guidance on certain of these issues, and the Receiver filed a further amended Plan on June 30, 2022. The Company and other cedents and retrocessionaires filed preliminary objections to the Plan in October 2022 on various grounds, including inadequacy of the Receiver's disclosures regarding liquidation value, concerns about the Plan's viability, and numerous legal challenges. The Company also filed a separate objection related to the Plan's failure to provide for reimbursement of outstanding unreimbursed advances the Company has made during the proceeding, as well as the Plan's failure to address how the Receiver will service and fund benefits going forward if the Plan is approved. The cedents and retrocessionaires are currently pursuing pre-trial discovery from the Receiver. No schedule for further briefing or a final hearing has been scheduled.

The Company's reinsurance reserve credit and paid claims recoverable with SRUS, net of the allowance for uncollectible reinsurance of $11 million and net of nonadmitted recoverables for paid claims of $14 million, were $33 million as of December 31, 2022. The Company's reinsurance reserve credit and paid claims recoverable with SRUS, net of the allowance for uncollectible reinsurance of $7 million and net of nonadmitted recoverables for paid claims of $11 million, were $36 million as of December 31, 2021. The Company continues to monitor SRUS for future developments and will reevaluate its allowance for uncollectible amounts as new information becomes available.

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Other contingencies The Company is continuing to defend two putative class actions in California federal court, Holland Hewitt v. Allstate Life Insurance Company (E.D. Cal., filed May 2020) and Farley v. Lincoln Benefit Life Company (E.D. Cal., filed Dec. 2020). No classes have been certified in these matters. In these cases, plaintiffs generally allege that the defendants failed to comply with certain California statutes which address contractual grace periods and lapse notice requirements for certain life insurance policies. Plaintiffs claim that these statutes apply to life insurance policies that existed before the statutes’ effective date. The plaintiffs seek damages and injunctive relief. Similar litigation is pending against other insurance carriers. In August 2021, the California Supreme Court in McHugh v. Protective Life, a matter involving another insurer, determined that the statutory notice requirements apply to life insurance policies issued before the statutes’ effective date. The Company asserts various defenses to plaintiffs’ claims and to class certification. Following the consummation of the transactions contemplated by the ALIC Purchase Agreement with EUHC, decisions concerning the conduct of the litigation matters described above, including as to strategy, settlement, pursuit and abandonment, will continue to be made by Allstate (subject to certain Everlake consultation and consent rights). In addition, Allstate has agreed to indemnify Everlake for any fees, expenses and damages incurred or imposed as a result of these litigation matters. Other In connection with EAC’s plan to withdraw its New York license, the New York Department of Financial Services (“NYDFS”) required the Company to establish a custodial account for the protection of EAC’s New York issued business. As required by the NYDFS, the custodial account is to be maintained with a minimum amount of assets which may vary over time. As of December 31, 2022, the balance in the custodial account was $3 million. 19. Events Subsequent On January 13, 2023, EUHC entered into a participation agreement with Resolution Life Group Holdings Ltd. (“Resolution”) that allows the Company and certain of its affiliates to participate, on a quota share basis, in qualifying reinsurance transactions entered into by certain affiliates of Resolution for life & annuity liabilities and/or pension risk transfer liabilities originated in the U.S. An evaluation of subsequent events was made through March 24, 2023, the date the audited statutory-basis financial statements were available to be issued. There were no other significant subsequent events requiring adjustment to or disclosure in the statutory-basis financial statements. ****** 72

EVERLAKE LIFE INSURANCE COMPANY SCHEDULE I - SUMMARY OF INVESTMENTS OTHER THAN INVESTMENTS IN RELATED PARTIES DECEMBER 31, 2022 ($ in millions) Cost Fair value Amount shown in the Balance Sheet Type of investment Fixed maturities: Bonds: United States government, government agencies and authorities $ 56 $ 51 $ 56 States, municipalities and political subdivisions 495 451 495 Foreign governments 10 10 10 Hybrid securities 69 56 69 All other corporate bonds 7,197 6,197 7,198 Asset-backed securities 5,414 4,995 5,414 Mortgage-backed securities 2,498 2,405 2,498 Bank loans 801 731 802 Total fixed maturities 16,540 $ 14,896 16,542 Equity securities: Common stocks: Industrial, miscellaneous and all other 12 15 15 Parent, subsidiaries and affiliates 64 47 47 Total equity securities 76 $ 62 62 Mortgage loans on real estate 4,108 3,770 4,107 Policy loans 540 540 540 Derivative instruments 86 65 65 Limited partnership interests 1,337 1,662 1,662 Other long-term investments 23 11 15 Receivables for securities 40 40 40 Cash, cash equivalents and short-term investments 328 328 328 Total investments $ 23,078 $ 21,374 $ 23,361 73